UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC. (Exact name of registrant as specified in charter) 4301 Wilson Boulevard Arlington, VA 22203 (Address of principal executive office – Zip code)
Danielle Sieverling Homestead Funds, Inc. 4301 Wilson Boulevard Arlington, VA 22203 (Name and address of agent for service)
Copies to: Amy Ward Pershkow, Esq. Vedder Price P.C. 1401 New York Avenue Washington, D.C. 20005 (Name and addresses of agent for service)
Registrant’s telephone number, including area code: 800-258-3030 Date of fiscal year end: December 31 Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.

Annual Report
December 31, 2022
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Rural America Growth & Income Fund (HRRLX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
International Equity Fund (HISIX)
Small-Company Stock Fund (HSCSX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s).  The views expressed are those of the portfolio manager(s) on January 17, 2023, for each fund as of December 31, 2022.  Since that date, those views might have changed.  The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings.  Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter
2022 Annual Report
February 13, 2023
Dear Shareholders:
Stock and bond assets struggled in 2022 against a backdrop of surging inflation, tightening monetary policy and the prolonged conflict in Ukraine. The Fed moved aggressively to rein in inflation with seven tightening moves, taking its target for the federal funds rate from near zero at the start of the year to between 4.25, 4.50% at the close. The Bloomberg U.S. Aggregate Index posted a one-year return of -13.01%, its worst in 40 years, and the first time the index has posted two consecutive years of negative returns. Rising rates and fears that the Fed’s actions might overcorrect and throw the economy into recession put downward pressure on stocks as well, with the S&P 500 Index returning -18.11% for the year. The S&P 500 Index has recorded double-digit negative returns only 12 times since 1926, including 2022.
I encourage you to read the manager letters that follow to see how your portfolio managers interpreted the macroeconomic data and other inputs and made adjustments to the portfolios. With the exception of the Stock Index Fund, all of Homestead’s bond and stock funds are actively managed, meaning they seek to beat, not match, their index. Such a turbulent market backdrop as we saw in 2022 is certainly challenging, but it can provide opportunities for active managers to shine (in relative if not absolute terms) and potentially lay the groundwork for a solid recovery.
Let me also share with you the news that Prabha Carpenter, a co-manager of Homestead’s Rural America Growth & Income, Value and Small-Company Stock Funds retired on February 10, 2023. Prabha joined the team in 2002, starting as a senior equity analyst. We congratulate her on an exceptional career marked by more than two decades of service to institutional clients and shareholders. Mark Iong, a co-portfolio manager of the Rural America Growth & Income Fund, was named a co-manager of Homestead’s Value Fund and Small-Company Stock Fund, effective with the date of Prabha’s retirement. Thank you, Prabha, and we wish you a wonderful retirement!
In other company news, 2022 marked the first full year of operations for Homestead’s Rural America Growth & Income Fund, which launched on May 1, 2021. This is a balanced fund — owning both stocks and bonds — that primarily invests in securities with exposure to rural America. In choppy markets, such a broadly diversified holding could have appeal to those seeking a mixture of interest income and capital appreciation.
As you will read in the manager letters that follow, the outlook for the economy and markets — while never certain — is decidedly cloudy. We expect the Fed will be able to taper its aggressive pace of rate hikes at some point in the first or second quarter, and that should help to calm the markets. But we’ll also be watching the unemployment rate and signs of consumer strength for an indication of the strength of the economy. We appreciate your continued trust and confidence. Our representatives are here to speak with you about your portfolio and discuss your financial planning considerations. We welcome your call at 800.258.3030, option 2, or book an appointment online at homesteadfunds.com/appointments.
Sincerely,
Mark D. Santero
CEO, President and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Invesco Advisers, Inc.
Performance
The fund earned a return of 1.20% for the 12-month period ended December 31, 2022. The seven-day effective yield was 3.59% as of December 31, 2022.
Market Conditions
Inflation was the predominant theme for 2022. Jerome Powell and the Federal Open Market Committee (FOMC) moved away from their transitory inflation projections in late 2021 and 2022, brought about one of the most aggressive interest rate hiking cycles in history. The FOMC raised interest rates each meeting since March, bringing the range from 0.00%-0.25% to 4.25%-4.50% with more hikes expected in early 2023. The Consumer Price Index (CPI) peaked in June, rising to 9.1% year over year, but has steadily declined since with the December reading at 6.5%. Energy, food and goods are the main drivers for the decrease as supply chain issues are slowly normalizing, but housing remains strong despite mortgage rates hitting a 20-year high. The labor market has remained healthy with the unemployment rate at 3.5% as of December, and wage growth remains elevated with a steady demand for labor. The U.S. economy has upward momentum going into 2023, but the FOMC is committed to tackling inflation, which may bring volatility into the markets especially in the second half of the year.
In 2022, money market fund assets lingered near historic highs of $4.6 trillion. The inverted yield curve allowed money market investors to mirror duration in cadence with the Fed rate hikes. The supply/demand imbalance remained prevalent on the front end as the abundance of cash on the front end far exceeded the supply. Treasury issuance within the money market space was down 14.3% year over year. The Secured Overnight Financing Rate was set well below the Fed’s lower-bound interest rate range during periods of high demand, while the usage of the Fed’s overnight Reverse Repurchase Agreement Program (RRP) continues to set new participation records, awarding $2.5 trillion for the December 31, 2022 year end. Overnight triparty Treasury repurchase rates traded in sync with the Fed’s RRP rate, maintaining a tight spread to the Fed’s lower bound on the back of heightened demand from money market funds. The steepening of the U.S. Treasury bill curve has slowed down as the market anticipates that the Fed may be getting closer to the end of the hiking cycle.
Outlook
The Invesco Global Liquidity Team took over the day-to-day management of the Daily Income Fund portfolio on May 1, 2021. Our investment strategy and security selection are built on macroeconomic factors, effects of supply and demand dynamics relating to the Treasury markets, and break-even analysis based on expected interest rates on the yield curve. We have utilized a barbell investment strategy that encapsulates a substantial amount of maturities in very short tenures to align in cadence with the Fed’s aggressive rate hike policy while investing in longer tenured Treasury and government agency floating rate notes that provide relative value. As we approach the later part of the hiking cycle, we will continue a detailed security selection that takes advantage of the evolving market environment. We will maintain a weighted average life position that reflects opportunistic fixed and floating rate note holdings that we believe offer diversification and attractive discount margins.
We believe that the fund is currently well positioned with a shortened weighted average maturity in this current Fed monetary policy environment and encapsulates a model that remains competitive and flexible in seeking to take advantage of the later part of the rising rate cycle. We expect to see a significant increase in net Treasury bill issuance over this year, which could translate to higher yields and investors extending out the front-end curve. As a result, we could see a drop in the Fed’s RRP, but with debt ceiling negotiations likely to be contentious, we expect net bill issuance to be concentrated in the second half of 2023, meaning RRP balances could still stay elevated for the beginning of the year. We still believe that the FOMC has a narrow pathway to fight inflation and keep the economy from going into a recession. Currently the market is pricing in interest rate cuts starting in the third quarter of 2023, which is a disconnect from the FOMC outlook. Even with inflation slowing, Jerome Powell and the FOMC have consistently reiterated that they are not contemplating cutting rates in 2023 and still have a ways to go for inflation to get back to the 2% target.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	1.20	0.78	0.41

Yield
Annualized 7-day current yield quoted 12/31/22	3.53%

Security Diversification
	% of Total Investments
	as of 12/31/21	as of 12/31/22
U.S. government and agency obligations	100.0	81.2
Short-term and other assets*	0.0**	18.8
Total	100.0%	100.0%

Maturity
	as of 12/31/21	as of 12/31/22
Average weighted maturity	42 days	34 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the five and 10-year periods and waived a portion of its management fee during the one-year period. Had the advisor not done so, the fund’s total returns would have been lower.  The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
*Represents investment in an unaffiliated U.S. government money market fund.
**Less than 0.1%
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The fund returned -5.41% for the year ended December 31, 2022, underperforming its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned -5.25%.
The main detractor to the fund’s relative performance was its overweight allocation to agency issuers backed by the full faith and credit of the U.S. government. The overall upward increase in U.S. Treasury yields put downward pressure on agency issuers’ prices, while the coupon provided some cushion to offset the relative underperformance. However, the fund’s underperformance was nearly offset by the fund’s underweight allocation to U.S. Treasuries and its yield curve positioning.
The portfolio management team increased the fund’s duration throughout the year, closing some of the underweight relative to the benchmark as interest rates increased in response to inflationary pressures as the Federal Reserve aggressively increased borrowing rates and embarked in quantitative tightening.
Market Conditions
The year started on a positive note with corporate spreads holding under 100 basis points and the S&P 500 index reaching all-time highs in early January; however, the positive tone to the year quickly dissipated. Inflationary pressures carried on and were exacerbated by supply chain disruptions. Additionally, Russia’s war with Ukraine, which began in the first quarter, drove commodity prices — particularly oil, gas and fertilizer — higher, further complicating the inflation picture. West Texas oil prices rose to a high of $123.70 per barrel, and natural gas prices aggravated the energy crisis for most of Europe.
Headline inflation as measured by the Consumer Price Index (CPI) continued to run elevated at levels not seen since the late 1970s and early 1980s. Upward price pressures showed up in multiple categories, including food, energy, shelter, autos and services. CPI peaked at 9.06% in June 2022, and since then we have seen a steady decline to 6.5% at the end of the year driven by a decline in energy prices. The unemployment rate declined throughout the year, ending at 3.5%. Job openings as measured by the Job Openings and Labor Turnover Survey remained elevated. The supply-demand imbalance of labor prompted employers to compete for labor, driving wages higher.
The Federal Reserve increased the fed funds rate from the zero bound to a range of 4.25% to 4.50% by the end of the year. Consequently, U.S. Treasury yields climbed higher, with the benchmark 10-year Treasury increasing from 1.51% at the end of 2021 to 3.88% at the end of 2022. Fixed-income returns across the board were largely negative. The Bloomberg U.S. Aggregate Index posted its worst return in the past 40 years: -13.01%. Additionally, this marked the first time of negative back-to-back year-end returns for the flagship index. The rise in yields pressured bond prices,
Investment Advisor: Homestead Advisers
Mauricio Agudelo, CFA Head of Fixed-Income Investments BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed-Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

generating negative returns. Thirty-year mortgage rates rose according to bankrate.com from 3.27% to 6.66% during the period. The absolute negative returns were somewhat offset by investment-grade spreads for corporate issuers despite mixed performance throughout the year. Credit spreads experienced a fair amount of volatility.
Outlook
Looking ahead into the new year, we look for the Federal Reserve to finalize interest rate increases during the first quarter and hold the policy rate steady for the balance of the year. We remain cautiously optimistic that any slowdown in growth will be brief and inflation will continue to come down to normal long-term averages. We are cognizant that the unemployment rate will likely increase, and this will put pressure on consumers’ balance sheets. In our view, we expect monetary policy to be restrictive via balance sheet reduction and a higher-than-normal fed funds rate. This normalization should continue to contribute higher volatility to markets as different dynamics get balanced with tighter, albeit necessary, monetary conditions for the economy.
We expect volatility in the U.S. Treasury market for maturities five years and in to be elevated and yields to be higher overall as market participants continuously reassess the Fed’s forward guidance. Longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed’s shrinking of the balance sheet. Overall, we expect the curve to steepen as the year progresses. Regarding portfolio duration going forward, we expect to maintain our duration relatively close to the benchmark. Finally, we expect the agency sector to continue to perform well and see coupon carry as a significant contributor to returns and secondarily additional credit spread compression, therefore supporting our current overweight positioning.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	-5.41	0.36	0.40
ICE BofA 1-5 Year U.S. Treasury Index	-5.25	0.66	0.71

Security Diversification
	% of Total Investments
	as of 12/31/21	as of 12/31/22
U.S. government and agency obligations	39.7	66.6
Corporate bonds—government guaranteed	50.2	25.8
Asset-backed securities	3.6	3.1
Corporate bonds—other	3.0	1.6
Mortgage-backed securities	0.9	1.1
Municipal bonds	0.9	0.1
Short-term and other assets*	1.7	1.7
Total	100.0%	100.0%

Maturity
	as of 12/31/21	as of 12/31/22
Average weighted maturity	2.45	2.48
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
*Represents investment in an unaffiliated U.S. government money market fund.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The fund returned -5.72% for the year ended December 31, 2022, underperforming its benchmark index, the ICE BofA 1-5 Year Corp./Gov. Index, which returned -5.54%.
The main contributor to the fund’s relative underperformance was its overweight allocation to the financials, asset-backed securities and industrial sectors versus its underweight to U.S. Treasuries and mortgage-backed securities (MBS). From a factor-based perspective, security selection detracted from performance, while duration-yield curve and income were positive contributors. Overall, the upward increase in U.S. Treasury yields put downward pressure on bond prices, therefore generating negative returns during the year.
The portfolio management team increased the fund’s duration and increased its MBS holdings throughout the year, closing some of the underweight relative to the benchmark as interest rates increased in response to inflationary pressures as the Federal Reserve aggressively increased borrowing rates and embarked in quantitative tightening.
Market Conditions
The year started on a positive note with corporate spreads holding under 100 basis points and the S&P 500 index reaching all-time highs in early January; however, the positive tone to the year quickly dissipated. Inflationary pressures carried on and were exacerbated by supply chain disruptions. Additionally, Russia’s war with Ukraine, which began in the first quarter, drove commodity prices — particularly oil, gas and fertilizer — higher, further complicating the inflation picture. West Texas oil prices rose to a high of $123.70 per barrel, and natural gas prices aggravated the energy crisis for most of Europe.
Headline inflation as measured by the Consumer Price Index (CPI) continued to run elevated at levels not seen since the late 1970s and early 1980s. Upward price pressures showed up in multiple categories, including food, energy, shelter, autos and services. CPI peaked at 9.06% in June 2022, and since then we have seen a steady decline to 6.5% at the end of the year driven by a decline in energy prices. The unemployment rate declined throughout the year, ending at 3.5%. Job openings as measured by the Job Openings and Labor Turnover Survey remained elevated. The supply-demand imbalance of labor prompted employers to compete for labor, driving wages higher.
The Federal Reserve increased the fed funds rate from the zero bound to a range of 4.25% to 4.50% by the end of the year. Consequently, U.S. Treasury yields climbed higher, with the benchmark 10-year Treasury increasing from 1.51% at the end of 2021 to 3.88% at the end of 2022. Fixed-income returns across the board were largely negative. The U.S. Aggregate Index posted its worst return in the past 40 years: -13.01%. Additionally, this marked the first time of negative back-to-back year-end returns for the flagship
Investment Advisor: Homestead Advisers
Mauricio Agudelo, CFA Head of Fixed-Income Investments BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed-Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

index. The rise in yields pressured bond prices, generating negative returns. Thirty-year mortgage rates rose according to bankrate.com from 3.27% to 6.66% during the period. The absolute negative returns were somewhat offset by investment-grade spreads for corporate issuers despite mixed performance throughout the year. Credit spreads experienced a fair amount of volatility.
Outlook
Looking ahead into the new year, we look for the Federal Reserve to finalize interest rate increases during the first quarter and hold the policy rate steady for the balance of the year. We remain cautiously optimistic that any slowdown in growth will be brief and inflation will continue to come down to normal long-term averages. We are cognizant that the unemployment rate will likely increase, and this will put pressure on consumers’ balance sheets. In our view, we expect monetary policy to be restrictive via balance sheet reduction and a higher-than-normal fed funds rate. This normalization should continue to contribute higher volatility to markets as different dynamics get balanced with tighter, albeit necessary, monetary conditions for the economy.
We expect volatility in the U.S. Treasury market for maturities five years and in to be elevated and yields to be higher overall as market participants continuously reassess the Fed’s forward guidance. We also expect that longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed’s shrinking of the balance sheet. Overall, we expect the curve to steepen as the year progresses. Regarding portfolio duration going forward, we expect to maintain our duration relatively close to the benchmark. Finally, we expect investment-grade corporate spreads to remain volatile as Fed policy and inflation normalize, and we see coupon carry as a significant contributor to returns and secondarily additional credit spread compression; therefore, we remain cautiously optimistic and positioned to be active and opportunistic.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	-5.72	0.76	1.08
ICE BofA 1-5 Year Corp./Gov. Index	-5.54	0.87	1.01

Security Diversification
	% of Total Investments
	as of 12/31/21	as of 12/31/22
U.S. government and agency obligations	30.9	51.4
Corporate bonds—other	35.4	26.1
Asset-backed securities	12.8	10.4
Yankee bonds	14.2	7.3
Corporate bonds—government guaranteed	2.6	2.1
Mortgage-backed securities	0.6	0.9
Municipal bonds	1.7	0.6
Short-term and other assets	1.8	1.2
Total	100.0%	100.0%

Maturity
	as of 12/31/21	as of 12/31/22
Average weighted maturity	2.68	2.70
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements.  The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

Intermediate Bond Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The fund returned -13.38% for the year ended December 31, 2022, underperforming its benchmark index, the Bloomberg U.S. Aggregate Index, which returned -13.01%.
The main contributor to the fund’s relative underperformance was its overweight allocation to the financials, asset-backed securities and industrial sectors versus its underweight to U.S. Treasuries and mortgage-backed securities (MBS). From a factor-based perspective, security selection detracted from performance, while duration-yield curve and income were positive contributors. Overall, the upward increase in U.S. Treasury yields put downward pressure on bond prices, therefore generating negative returns during the year.
The portfolio management team increased the fund’s duration and increased its MBS holdings throughout the year, closing some of the underweight relative to the benchmark as interest rates increased in response to inflationary pressures as the Federal Reserve aggressively increased borrowing rates and embarked in quantitative tightening.
Market Conditions
The year started on a positive note with corporate spreads holding under 100 basis points and the S&P 500 index reaching all-time highs in early January; however, the positive tone to the year quickly dissipated. Inflationary pressures carried on and were exacerbated by supply chain disruptions. Additionally, Russia’s war with Ukraine, which began in the first quarter, drove commodity prices — particularly oil, gas and fertilizer — higher, further complicating the inflation picture. West Texas oil prices rose to a high of $123.70 per barrel, and natural gas prices aggravated the energy crisis for most of Europe.
Headline inflation as measured by the Consumer Price Index (CPI) continued to run elevated at levels not seen since the late 1970s and early 1980s. Upward price pressures showed up in multiple categories, including food, energy, shelter, autos and services. CPI peaked at 9.06% in June 2022, and since then we have seen a steady decline to 6.5% at the end of the year driven by a decline in energy prices. The unemployment rate declined throughout the year, ending at 3.5%. Job openings as measured by the Job Openings and Labor Turnover Survey remained elevated. The supply-demand imbalance of labor prompted employers to compete for labor, driving wages higher.
The Federal Reserve increased the fed funds rate from the zero bound to a range of 4.25% to 4.50% by the end of the year. Consequently, U.S. Treasury yields climbed higher, with the benchmark 10-year Treasury increasing from 1.51% at the end of 2021 to 3.88% at the end of 2022. Fixed-income returns across the board were largely negative. The U.S. Aggregate Index posted its worst return in the past 40 years: -13.01%. Additionally, this marked the first time of negative back-to-back year-end returns for the flagship index. The rise in yields pressured bond prices, generating negative returns. Thirty-year mortgage rates rose according to bankrate.com from 3.27% to 6.66% during the period. The absolute negative returns were somewhat offset by
Investment Advisor: Homestead Advisers
Mauricio Agudelo, CFA Head of Fixed-Income Investments BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed-Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

investment-grade spreads for corporate issuers despite mixed performance throughout the year. Credit spreads experienced a fair amount of volatility.
Outlook
Looking ahead into the new year, we look for the Federal Reserve to finalize interest rate increases during the first quarter and hold the policy rate steady for the balance of the year. We remain cautiously optimistic that any slowdown in growth will be brief and inflation will continue to come down to normal long-term averages. We are cognizant that the unemployment rate will likely increase, and this will put pressure on consumers’ balance sheets. In our view, we expect monetary policy to be restrictive via balance sheet reduction and a higher-than-normal fed funds rate. This normalization should continue to contribute higher volatility to markets as different dynamics get balanced with tighter, albeit necessary, monetary conditions for the economy.
We expect volatility in the U.S. Treasury market for maturities five years and in to be elevated and yields to be higher overall as market participants continuously reassess the Fed’s forward guidance for monetary policy. We also expect that longer-dated maturities will remain subject to volatility via inflation expectations, the outlook for long-term growth and the Fed’s shrinking of the balance sheet. Overall, we expect the curve to steepen as the year progresses. Regarding portfolio duration going forward, we expect to maintain our duration relatively close to the benchmark. Finally, we expect investment-grade corporate spreads to remain volatile as Fed policy and inflation normalize, and we see coupon carry as a significant contributor to returns and secondarily additional credit spread compression; therefore, we remain cautiously optimistic and positioned to be active and opportunistic.

                Performance Evaluation

Intermediate Bond Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	Since Inception %
Intermediate Bond Fund	-13.38	-0.70
Bloomberg U.S. Aggregate Index	-13.01	-0.77

Security Diversification
	% of Total Investments
	as of 12/31/21	as of 12/31/22
U.S. government and agency obligations	14.9	34.5
Corporate bonds—other	35.5	23.0
Mortgage-backed securities	14.9	22.3
Asset-backed securities	12.7	9.2
Yankee bonds	12.1	4.9
Municipal bonds	3.6	2.5
Corporate bonds—government guaranteed	0.5	0.4
Short-term and other assets	5.8	3.2
Total	100.0%	100.0%

Maturity
	as of 12/31/21	as of 12/31/22
Average weighted maturity	7.90	8.34
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg U.S. Aggregate Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the inception to date period and waived a portion of its management fee during the 1-year period. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

Rural America Growth & Income Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The Rural America Growth & Income Fund returned -14.18% in 2022, outperforming its benchmark, a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%), which returned -14.59% in the same period. Both stocks and bonds, as individual asset classes, were down significantly in the year.
Portfolio Review
The equity portion of the fund accounted for most of the relative outperformance in 2022. Within this sleeve, overall selection effect was the most important driver of performance, particularly in consumer discretionary, our top-performing sector, where our retail holdings such as O’Reilly Automotive delivered strong double-digit returns as defensive consumer businesses were favored by the market in times of macroeconomic uncertainty. The fund also benefited from positive allocation effects thanks to our relative underweight in the communication services sector and overweight in the industrials sector. We would also point out Deere & Company as the fund’s top performer in 2022 when the agriculture equipment company powered through supply chain issues with continuing strong earnings growth underpinned by favorable crop fundamentals and order book visibility.
On the other hand, the fund’s largest detractors came from our underweight in energy, which was once again the best-performing equity sector in 2022, as well as weak stock selection in the health care sector. Zoetis, a leading animal health science company, was the worst-performing stock for the fund due to concerns on valuation and guidance reductions from supply chain challenges. We continue to maintain a position in the company, however, given the positive long-term fundamental outlook of the companion animal business where we believe new innovative therapeutics should allow the company to sustain durable growth.
For the fixed-income sleeve, the main detractor to relative performance was its overweight allocation to corporate credit, particularly industrials in the telecommunications space. The overall weak environment for risk throughout the year, as well as the upward move in yields across the yield curve, provided a challenging environment for the fixed-income sleeve; however, the corporate credit underperformance was nearly offset by the fund’s underweight allocation to risk-free assets when combining U.S. Treasuries and U.S. Government Guaranteed Agencies. Additionally, its yield curve positioning and income return were further positive contributors.
As active managers, we are constantly evaluating the fund’s positioning based on developments in key economic themes that we monitor closely for rural America. The biggest adjustment we made for the fund in 2022 was increasing our exposure to the energy sector where we initiated positions in several oil and gas companies, namely Chevron, ConocoPhillips and Marathon Petroleum. Oil and gas production is a vital part of the rural economy, and we have become increasingly positive on the long-term supply and demand outlook of the commodities, the financial strength of these businesses and their highly attractive market
Investment Advisor: Homestead Advisers*
Mark Iong, CFA Equity Portfolio Manager BS, Operations Research and Information Engineering, Cornell
Ivan Naranjo, CFA, FRM Fixed-Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Homestead Advisers' Jim Polk, head of equity investments, and Mauricio Agudelo, head of fixed-income investments, co-manage this fund with the individuals named above. Their bios appear in adjacent fund manager letters.

valuations. To help fund these purchases, we reduced our weighting in the information technology and communication services sectors while also eliminating several smaller holdings, such as Enersys, from the portfolio.
The fixed-income team increased the fund’s duration throughout the year, closing some of the underweight relative to the benchmark as interest rates increased in response to inflationary pressures as the Federal Reserve aggressively increased borrowing rates and embarked in quantitative tightening.
Outlook
Looking ahead into the new year, we look for the Federal Reserve to finalize interest rate increases during the first quarter and hold the policy rate steady for the balance of the year. We remain cautiously optimistic that any slowdown in growth will be brief and inflation will continue to come down to normal long-term averages. We are cognizant that the unemployment rate will likely increase, and this will put pressure on consumers’ balance sheets. In our view, we expect monetary policy to be restrictive via balance sheet reduction and a higher-than-normal fed funds rate. In the event of an economic downturn, equity earnings are likely to come under significant pressure as demand slows and margins deteriorate.
With that said, the portfolio management team remains sanguine on the U.S. economy over the long run, especially in rural America where a number of secular forces should continue to help reinvigorate economic activity in these local communities. We believe that multitrillion-dollar fiscal stimulus from the government — including the Infrastructure Investment and Jobs Act of 2021, the Inflation Reduction Act of 2022, and the latest CHIPS and Science Act — should all help fuel a U.S. reshoring and manufacturing renaissance in the coming years. With a balanced portfolio across different economic sectors, we believe the fund should remain well positioned despite ongoing market uncertainty.
*	On February 10, 2023, Prabha Carpenter retired from Homestead Advisers and no longer serves as portfolio manager of the Rural America Growth & Income Fund.

                Performance Evaluation

Rural America Growth & Income Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	Since Inception %
Rural America Growth & Income Fund	-14.18	-6.26
Blended Index*	-14.59	-5.07
Russell 3000 Index**	-19.22	-5.63
Bloomberg Intermediate U.S. Government/Credit Bond Index**	-8.24	-5.06
Security Diversification
% of Total Investments as of 12/31/22
Common stocks	55.5
Information technology	11.6
Industrials	9.7
Health care	8.1
Financials	7.8
Consumer discretionary	7.2
Real estate	4.5
Energy	2.4
Consumer staples	2.1
Materials	1.7
Communication services	0.4
U.S. government and agency obligations	18.4
Corporate bonds—other	13.0
Asset-backed securities	3.0
Municipal bonds	1.5
Mortgage-backed securities	1.2
Short-term and other assets	7.4
100.0%

Top 10 Holdings
% of Total Investments as of 12/31/22
Deere & Co.	2.7
Federal Farm Credit Bank, 09/27/29, 4.00%	2.7
Federal Farm Credit Bank, 02/25/26, 3.32%	2.7
Federal Farm Credit Bank, 10/21/25, 0.52%	2.4
Federal Farm Credit Bank, 04/28/27, 1.20%	2.3
Hershey Co. (The)	2.1
Jack Henry & Associates, Inc.	2.1
Zoetis Inc.	2.0
American Tower Corp.	2.0
Paycom Software, Inc.	1.9
Total	22.9%

Maturity
	as of 12/31/21	as of 12/31/22
Average weighted maturity	4.26	4.17
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund, the Blended Index* and the two component indexes of the Blended Index made on May 1, 2021.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Rural America Growth & Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
*The fund's Blended Index is a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%).
**The returns of the Russell 3000 Index and the Bloomberg Intermediate U.S. Government/Credit Bond Index are shown because these indexes are the two components of the Blended Index.
Performance Evaluation

Stock Index Fund
Performance Evaluation  |  Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Index and Fund Performance
For the 12 months ended December 31, 2022, the U.S. large cap market metric and the fund’s benchmark, the S&P 500 Index, returned -18.11 and the fund returned -18.50%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.
During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
In the first quarter of 2022, geopolitical tensions after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes and rallying commodity prices. Conversely, economic data in the United States remained strong, with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy maker’s challenges. Investors were concerned that the Federal Reserve might dampen growth in its efforts to get inflation under control.
Commodity prices spiked in the first quarter of 2022 and pushed expectations for a higher inflation rate. The Fed hiked interest rates by 25 basis points in March 2022 and signaled hikes at all six remaining meetings for 2022 in an effort to tackle the highest inflation rate in four decades.
Concerns around high inflation, growth outlook and recession fears increased in the United States during the second quarter of 2022. While the unemployment rate remained low and wage growth remained strong, consumer sentiment went down as consumers struggled with higher prices and increased borrowing costs. Increased expectations of an interest rate hike weighed down on U.S. equity market valuations.
As the Fed continued to grapple with inflation, its messaging evolved over the second quarter. Initially, Chairman Jerome Powell adopted a more hawkish tone stating that the Fed would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in the unemployment rate. But as risks to growth increased over the second quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.
In the third quarter of 2022, the U.S. equity market rallied in July 2022 on the back of a softened tone from the Fed signaling a slower rate rise in 2023. However, the Fed’s hawkish tone later in the quarter at the Jackson Hole conference reaffirmed its commitment to fighting inflation. In its battle against a high inflation rate, the United States Congress passed a new bill that aimed to reduce inflation by curbing the deficit.
U.S. economic data showed a decline in growth over the first two quarters of the year, but other economic data released over the quarter highlighted the resilience of the U.S. economy. The labor market added 315,000 payroll jobs across the economy, generating considerable household income gains.
The U.S. equity market rallied again in the fourth quarter of 2022 despite tighter monetary policy. It posted positive returns in October and November 2022 while contractionary monetary policy targeted a higher inflation rate. The Fed reiterated its plan in December 2022 to continue tightening monetary policy as inflation remained well above target. Market performance dampened toward the end of December 2022.
After consecutive 75-basis-point interest rate hikes since June 2022, the Fed raised the federal funds rate by an additional 50 basis points in December 2022, bringing it to a range of 4.25% to 4.50%. Economic data released later in the quarter showed economic activities slowed down. Concerns regarding an economic recession and its magnitude remained elevated.
In the fourth quarter of 2022, from a Global Industry Classification Standard sector perspective, energy (+65.72%), utilities (+1.57%) and consumer staples (-0.62%) were among the best performers, while information technology (-28.14%), consumer discretionary (-37.03%) and communication services (-39.89%) were among the worst performers.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	-18.50	8.86	11.97
S&P 500 Stock Index	-18.11	9.42	12.56
Sector Diversification
% of Total Investments as of 12/31/22
Information technology	25.5
Health care	15.7
Financials	12.3
Consumer discretionary	9.7
Industrials	8.6
Communication	7.2
Consumer staples	7.2
Energy	5.2
Utilities	3.2
Materials	2.7
Real Estate	2.7
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/22
Apple, Inc.	6.0
Microsoft Corp.	5.5
Alphabet, Inc.	3.1
Amazon.com, Inc.	2.3
Berkshire Hathaway Inc.	1.7
UnitedHealth Group Inc.	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.2
NVIDIA Corp.	1.1
Total	25.2%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the S&P 500 Stock Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements.  The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

Value Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The Value Fund returned -5.50% for the 12 months ending December 31, 2022, outperforming its benchmark index, the Russell 1000 Value Index, which returned -7.54%. Outperformance was driven primarily by stock selection.
Portfolio Review
While sector allocation was negative for relative performance, it was more than offset by good stock selection, allowing the fund to lead the benchmark by 204 basis points.
Sector allocation negatively affected performance, with most of the negative effect coming from an underweight to the energy sector, which continued to rebound. In the energy sector, a significant underinvestment in new production over the past few years, combined with current disciplined capital spending and low valuations, has led to strong performance. Our overweight exposure to technology and underweight consumer staples also hurt performance. Positive sector allocation came from our underweights in communication services and real estate, both of which were negatively affected by rising interest rates. As a more defensive sector, health care outperformed the benchmark, and we were overweight.
Positive relative performance for the year was driven by good stock selection, particularly in health care and industrials. Cigna, a managed care organization, was the fund’s top contributor. A deep-value name within the managed care sector, the company benefited from a combination of stronger-than-expected free cash flow generation and a cheap valuation. Concerns around its commercial business exposure appear to be over discounted in the stock’s valuation.
Abbvie, another health care name, also benefited from a low valuation, better-than-expected earnings and a good dividend yield. While its lead drug, Humira, is due to come off patent in 2023, Abbvie has numerous other drugs — notably Rinvoq and Skyrizi, among others — that could allow it to grow faster than the pharmaceutical industry in the latter part of the decade.
In the industrials sector, Northrop Grumman, a defense company, also aided relative performance. We believe the company’s exposure to key government defense programs and heightened geopolitical concerns will continue to benefit it in the future.
Top detractors to performance came from two long-term holdings that have been significant contributors to performance in years past. Alphabet was down on concerns over a cyclical slowdown in online advertising; however, we believe the continued shift of advertising dollars to digital and Alphabet’s strong position in the search engine space should continue to benefit it in the future. Another large
Investment Advisor: Homestead Advisers*
Mark Iong, CFA Equity Portfolio Manager BS, Operations Research and Information Engineering, Cornell
Jim Polk, CFA Head of Equity Investments BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

holding, Microsoft, was down on enterprise spending concerns and on a higher valuation. For both companies, we believe the current issues are cyclical in nature and not due to competitive dynamics. We believe the long-term prospects remain good for both companies.
Outlook
Although inflation has been coming down recently, it remains elevated versus the Federal Reserves’ mandate. Consequently, we foresee a continued Fed tightening cycle until it is convinced that inflation remains within its prescribed limits. As in 2022, this could continue to have the effect of compressing valuation multiples for stocks in general and high-growth/high-multiple stocks in particular. It could also lead to continued volatility in the markets as fear over a Fed that will raise interest rates too much, potentially leading the U.S. into recession, plays out in the market. For long-term investors, we see this volatility as a potential opportunity to find or add to good companies with strong long-term prospects that have become more reasonably priced. We continue to position the portfolio in companies we believe are of higher quality with strong balance sheets and reasonable valuations, which should reward shareholders over the long term.
*	On February 10, 2023, Prabha Carpenter retired from Homestead Advisers and no longer serves as portfolio manager of the Value Fund. In addition, effective February 10, 2023, Mark Iong began serving as portfolio manager of the Value Fund.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Value Fund	-5.50	8.74	12.25
Russell 1000 Value Index	-7.54	6.67	10.29
Sector Diversification
% of Total Investments as of 12/31/22
Health care	22.7
Financials	17.4
Industrials	17.2
Information technology	10.3
Materials	7.8
Energy	7.7
Consumer discretionary	6.7
Communication services	4.3
Real estate	2.7
Consumer staples	1.0
Short-term and other assets	2.2
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/22
Honeywell International, Inc.	3.9
JPMorgan Chase & Co.	3.8
AbbVie Inc.	3.6
Abbott Laboratories	3.5
Microsoft Corp.	3.5
Chevron Corp.	3.2
Alphabet, Inc.	3.1
ConocoPhillips	3.0
Parker-Hannifin Corp.	3.0
Cigna Corp.	3.0
Total	33.6%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Value Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements.  The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

Growth Fund
Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates
 Performance
The Homestead Growth Fund returned -33.45% for the 12-month period and underperformed the Russell 1000 Growth Index, which returned -29.14%. Sector allocation drove relative underperformance during the year.
Portfolio Review
Communication services was a notable detractor from relative performance due to an overweight allocation and stock selection. We maintain an overweight to communication services, as we continue to find attractive opportunities in companies with innovative business models that we believe can take advantage of transformational change.
An underweight allocation in industrials and business services also weighed on relative results. Within the sector, we remain focused on areas where we believe there is secular, rather than cyclical, growth. As such, we continue to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.
Consumer discretionary further hindered relative performance due to poor stock picking and an overweight allocation. Shares of Rivian Automotive fell toward the end of the period in response to further deterioration in the macroenvironment. Rising rates and hawkish commentary from central bank officials, worsening consumer demand trends and falling used car prices continue to put downward pressure on the early-stage electric vehicle manufacturer.
In contrast, health care was the sole contributor to relative results, due to strong stock choices and an overweight allocation. Shares of Cigna continued their positive momentum in the fourth quarter, reporting another set of beat-and-raise earnings in October, driven by strength in both its EverNorth and health care segments, including a better-than-expected medical-loss ratio. The stock also received a boost following news that managed care company Centene had awarded its pharmacy-benefits management contract to Express Scripts, EverNorth’s pharmacy-benefits management business, starting in 2024.
Outlook
Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a “soft landing” — with slower but still positive growth — or in a full-fledged recession that drags down earnings. Much depends on the U.S. Federal Reserve and the world’s other major central banks as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. Nevertheless, geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. While there are good reasons for caution in 2023,
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

excessive pessimism and volatility can create value for agile investors. In difficult markets, security selection will be critical.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Growth Fund	-33.45	7.60	13.22
Russell 1000 Growth Index	-29.14	10.96	14.10
Sector Diversification
% of Total Investments as of 12/31/22
Information technology	46.2
Health care	21.9
Consumer discretionary	16.0
Communication services	11.7
Industrials	1.7
Consumer staples	1.1
Short-term and other assets	1.4
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/22
Microsoft Corp.	11.5
Alphabet, Inc.	7.2
Apple, Inc.	6.5
Amazon.com, Inc.	6.5
UnitedHealth Group, Inc.	5.0
Cigna Corp.	4.0
Intuit, Inc.	3.6
Fiserv, Inc.	3.3
Mastercard Inc.	2.8
Visa Inc.	2.6
Total	53.0%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the 10-year period. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

International Equity Fund
Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Harding Loevner LP
Performance
For the one-year period ending December 31, 2022, the fund returned -19.13, trailing its benchmark, the MSCI EAFE Index, which returned -14.45%.
Portfolio Review
The portfolio’s tilt toward more expensive stocks accounts for a significant portion of the fund’s underperformance. Despite our efforts to constrain our holdings of the priciest stocks, over a quarter of the portfolio resides in the most expensive quintile due to the companies’ combination of superior growth prospects and higher quality. We find few companies in the lowest-priced cohort of stocks that meet our criteria for quality and growth and thus have about half the index’s weight there, made up of financial, energy, and mining stocks. Unfortunately, one of them was Russia’s Lukoil, swamping the good-value benefit of the others.
Some of the biggest detractors for the year came from health care. Japanese hematology testing specialist Sysmex struggled with a financially troubled distributor and rolling lockdowns in China, where it had previously enjoyed strong sales growth. Lonza’s stock lagged badly despite good results, while hearing aid maker Sonova Holding suffered from pinched consumers postponing purchases and upgrades.
In energy, the write-down of Russian energy producer Lukoil to zero left us significantly underweight in the only sector to finish the year in positive territory, adding additional pain. Within industrials, our capital goods holdings underperformed. Sweden’s Atlas Copco suffered from proximity to the Russian invasion of Ukraine and consequent economic growth concerns in the first half of the year as well as from falling orders from the semiconductor industry in its vacuum division, although its shares have recently recovered. Meanwhile, several of our Japanese industrials have also suffered from China’s economic slowdown and supply chain disruptions.
Our holdings in financials partially offset these poor returns, with resilient banks and rebounding Asian life insurers performing well. Our large underweight in consumer discretionary also helped relative performance.
Viewed by geography, we had poor stocks in every region except Pacific excluding Japan where Australian miner BHP, Singapore’s DBS Group and Hong Kong insurer AIA stood out. For most regions, the style headwind appears as poor stock selection: We owned too many high-priced shares around the world to beat their value-led markets.
Outlook
An all-too-human reaction to the poor performance of a particular type of asset is often a retroactive call to avoid it completely. Investors, exhibiting hindsight bias, express their regret with a blanket prohibition on the offender, hoping it will protect them from such indignities in the future.
We think it’s best to remain open-minded about sources of potential future returns, even in the face of idiosyncratic risks; history has demonstrated time and again that stocks that may feel “uninvestable” today due to such risks can deliver strong performance tomorrow. Our job is to weigh
Subadvisor: Harding Loevner LP
Ferrill Roll, CFA Co-Lead Portfolio Manager	Babatunde Ojo, CFA Portfolio Manager
Andrew West, CFA Co-Lead Portfolio Manager	Patrick Todd, CFA Portfolio Manager
Bryan Lloyd, CFA Portfolio Manager

those risks against the potential returns. We seek to identify companies with an above-average competitive advantage, prospects for sustainable growth, and a strong balance sheet and blessed with high-quality management. Only about 15% of companies in our benchmark can clear those hurdles. We don’t rule out particular countries or sectors based on top-down forecasts. Not only are those forecasts fallible, but even perfect top-down forecasts are not a reliable guide to future returns. Our preferred tack is to build portfolios that are prepared for anything.
The relative valuations of fast-growth and slow-growth international companies provide a provocative lens into current conditions. The good news for growth-oriented investors is that the valuations for stocks of faster-growing companies, after two years of underperformance, have returned to a more sustainable range. As high-growth stocks become more reasonably priced, we are eyeing them more covetously. For 2023, we think there’s room for us to increase our exposure to the faster-growing stocks, while potentially reducing our holdings in the most stable non-cyclical companies that are slower growing, particularly if other investors seem willing to pay up for their defensive characteristics.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	-19.13	3.50	5.64
MSCI® EAFE® Index	-14.45	1.54	4.67
Country Diversification
% of Total Investments as of 12/31/22
Japan	17.7
France	11.7
Switzerland	10.7
Germany	10.0
Sweden	9.4
Britain	7.6
Canada	4.4
Australia	4.1
Hong Kong	3.9
Singapore	3.8
China	2.9
Spain	2.2
Netherlands	2.2
United States of America	1.8
Republic of South Korea	1.2
India	1.0
Denmark	0.9
Taiwan	0.7
Russia	0.0
Brazil, Mexico & Indonesia	1.5
Short-term and other assets	2.3
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 12/31/22
L’Oréal SA	4.0
AIA Group Ltd.	3.9
DBS Group Holdings Ltd.	3.8
BHP Group Ltd. ADR	3.6
Infineon Technologies AG	3.5
Roche Holding AG REG	3.5
Atlas Copco AB	3.4
Schneider Electric SE	3.3
Allianz SE REG	3.2
Rio Tinto PLC	2.8
Total	35.0%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
*Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, Homestead Advisers Corp.
Performance
The Small-Company Stock Fund returned -16.91%, outperforming its benchmark, the Russell 2000 Index, which returned -20.44%. Outperformance was driven primarily by stock selection.
Portfolio Review
Although performance was negatively affected by sector allocation, good stock selection, particularly in industrials and information technology, led to outperformance for 2022.
Sector allocation was negative due to a large underweighting to the energy sector. The energy sector was the only sector in the Russell 2000 Index to achieve positive performance in 2022. Concerns over potential commodity supply shortages, a more moderate pace of drilling activity and cheap stock valuations drove the sector higher.
Our underweight in staples and utilities, both defensive sectors, also was a drag on performance. Despite concerns over a deteriorating macro backdrop, our overweights in the materials and industrials sectors were both positive to returns.
Stock selection drove our outperformance and was paced by two companies that were acquired during the year. Longtime holding Mantech, a defense contractor, was taken private by Carlyle Group. Maxar Technologies, which is a satellite telecommunication company in the process of launching a new set of satellites, was taken private by Advent International at an over 100% premium to its then closing price. Also contributing to favorable performance was Applied Industrial Technologies, an industrial distributor. It continued to evolve its model to higher-value-added engineering design services, which led to both higher margins and higher returns in 2022.
Negatively affecting performance was Avient, a global supplier of specialized polymers. Despite shifting its portfolio over the past couple of years to more defensive end markets such as health care and consumer, it continued to see weakness in its customers’ orders, leading to a lowering of earnings guidance.
Also hurting performance was NanoString, a life science diagnostic company. Its lack of earnings and concerns about the pace and success of new product launches weighed on the stock. We eliminated the fund’s position in the stock in the fourth quarter.
Lastly, Triumph Group, a turnaround story in the aerospace sector, was negative for performance. Triumph Group reshaped its portfolio to favor its higher margin aerospace systems and supports business; however, its guidance for a pushout of cash flow generation plus concerns over its balance sheet weighed on the stock.
Outlook
Although inflation has been coming down recently, it remains elevated versus the Federal Reserve’s mandate. Consequently, we foresee a continued Fed tightening cycle until it is convinced that inflation remains within its
Investment Advisor: Homestead Advisers*
Mark Iong, CFA Equity Portfolio Manager BS, Operations Research and Information Engineering, Cornell
Jim Polk, CFA Head of Equity Investments BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

prescribed limits. As in 2022, this could continue to have the effect of compressing valuation multiples for stocks in general and high-growth/high-multiple stocks in particular.
It could also lead to continued volatility in the markets as fear that the Fed that could raise interest rates too much, potentially leading the U.S. into recession, plays out in the market. For long-term investors, we see this volatility as a potential opportunity to find or add to good companies with strong long-term prospects that have become more reasonably priced. We continue to position the portfolio in companies we believe are of higher quality with strong balance sheets and reasonable valuations, which we expect will reward shareholders over the long term.
*	On February 10, 2023, Prabha Carpenter retired from Homestead Advisers and no longer serves as portfolio manager of the Small-Company Stock Fund. In addition, effective February 10, 2023, Mark Iong began serving as portfolio manager of the Small-Company Stock Fund.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/22)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-16.91	2.00	7.47
Russell 2000 Index	-20.44	4.13	9.01
Sector Diversification
% of Total Investments as of 12/31/22
Industrials	24.3
Financials	17.8
Information technology	16.9
Health care	14.1
Consumer discretionary	8.8
Materials	7.1
Energy	3.5
Real estate	3.4
Communication services	2.1
Short-term and other assets	2.0
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/22
Applied Industrial Technologies, Inc.	4.1
Atkore Inc.	4.0
Federal Signal Corp.	3.6
Summit Materials, Inc.	3.4
Medpace Holdings, Inc.	3.3
Comfort Systems USA, Inc.	2.9
Descartes Systems Group Inc. (The)	2.9
Glacier Bancorp, Inc.	2.8
Encore Capital Group, Inc.	2.6
Eastern Bankshares, Inc.	2.4
Total	32.0%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements.  The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2022 and held through December 31, 2022.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund[b]	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Period Ended December 31, 2022
Actual Return	$1,000.00	$1,011.50	$3.04	0.60%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.98	$3.06	0.60%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$985.80	$3.76	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$991.40	$3.65	0.73%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.34	$3.70	0.73%

Intermediate Bond Fund[b]
Actual Return	$1,000.00	$972.50	$3.98	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.97	$4.08	0.80%

Rural America Growth & Income Fund[b]
Actual Return	$1,000.00	$1,017.40	$5.08	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.96	$5.09	1.00%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,016.50	$2.44	0.48%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.58	$2.44	0.48%

Value Fund
Actual Return	$1,000.00	$1,086.10	$3.25	0.62%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.89	$3.15	0.62%

Growth Fund
Actual Return	$1,000.00	$987.10	$4.25	0.85%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.73	$4.32	0.85%

International Equity Fund[b]
Actual Return	$1,000.00	$1,046.70	$5.15	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.96	$5.09	1.00%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,031.50	$5.50	1.07%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.58	$5.47	1.07%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 184, then divided by 365.
b.	Reflects fee waiver and/or expense reimbursements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds, other than Daily Income Fund, file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Daily Income Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-PORT, Form N-MFP, semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•   Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•   Cash Positions Risk  A Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
•   Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•   Concentration Risk To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•   Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
•   Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•   Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
•  Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension Risk The risk that as interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk The risk that the Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest Rate Risk The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
•   Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•   Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager or subadviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•   Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•   Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•   Financial Markets Regulatory Risk Policy changes by the U.S. government or its regulatory agencies and political events within the United States and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
•   Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.
•   Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•   Geographic Focus Risk Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.
•   Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•   High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by Homestead Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•   Illiquid and Restricted Securities Risk Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These factors may have an adverse effect on the Fund’s ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Master Portfolio and International Equity Fund) or invests in securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.
•   Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
•   Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.
•   Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
•   Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•   Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•   Large Shareholders and Redemptions Risk The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions can also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.
•   Leverage Risk Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
•   LIBOR Risk LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
derivative investment and may be used in other ways that affect the Fund's investment performance. On March 5, 2021, the U.K. Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings would no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Regulators have established alternate reference rates in recent years and have generally prohibited banking institutions from entering into new contracts that are reliant on LIBOR rates. The transition from and eventual elimination of LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial market generally. As such, the transition away from LIBOR may adversely affect the Fund's performance.
•   Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•   Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.
•   Manager Risk The risk that the manager's or subadviser’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's or subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's or subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
•   Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•   Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues and outbreaks of war or sanctions in response to military incursions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
•   Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
•   Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
•   Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to

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changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•   Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•   Operational and Cybersecurity Risk A Fund, its service providers, including its adviser, Homestead Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
•   Participation Notes Risk The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to

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replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.
•   Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•   Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in the realization of taxable capital gains (including short-term capital gains), which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund.
•   Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
•   Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•   Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•   Rural America Investment Risk Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund’s investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations and any additional increases in interest rates in these regions may all impact the performance of the Fund’s investments.
•   Securities Lending Risk The Master Portfolio’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.
•   Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may

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default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
•   Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
•   U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
•   Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•  Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
•   When-Issued, TBA and Delayed Delivery Securities Risk The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The rule is currently in effect and additional revisions will go into effect April 24, 2023.
Board Considerations in Approving the Investment Management Agreement and Sub-Advisory Agreement
Homestead Funds, Inc. (the “Corporation”) and Homestead Funds Trust (the “Trust”, and together with the Corporation, “Homestead”) have each entered into investment management agreements (the “Investment Management Agreements”) with Homestead Advisers Corp. (“Homestead Advisers”), pursuant to which Homestead Advisers is responsible for the day-to-day management of the following series of the Corporation: the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Growth Fund, the International Equity Fund and the Small-Company Stock Fund and the following series of the Trust: the Intermediate Bond Fund and the Rural America Growth & Income Fund (each series, a “Fund” and, collectively, the “Funds”)1.
Homestead Advisers has entered into subadvisory agreements (the “Sub-advisory Agreements” and, together with the Investment Management Agreements, the “Agreements”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), Harding Loevner LP (“Harding Loevner”) and Invesco Advisers, Inc.

[1]	Homestead Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund’s investment adviser.
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(“Invesco”), on behalf of the Growth Fund, the International Equity Fund, and the Daily Income Fund, respectively, pursuant to which T. Rowe Price, Harding Loevner, and Invesco are responsible for the day-to-day management of the assets of such Funds.  Each of Homestead Advisers, T. Rowe Price, Harding Loevner, and Invesco is an “Adviser” and are collectively referred to as the “Advisers.”
The Board of Directors of the Corporation and the Board of Trustees of the Trust (together, the “Board” and their members, “Directors”) held a joint video conference meeting on August 11, 2022 (the “August Meeting”), at which they gave preliminary consideration to information bearing on the consideration of the Agreements.  The Independent Directors, who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Directors”), and their independent legal counsel had previously met separately in an executive session held via video conference on August 8, 2022 (the “August Executive Session”), to discuss the materials received.  During the August Executive Session the Independent Directors also reviewed and discussed with their independent legal counsel various key aspects of the Independent Directors’ legal responsibilities relating to the proposed continuation of the Agreements, as addressed in a memorandum prepared by independent legal counsel and provided in advance of the meeting.  Following the August Executive Session and the August Meeting, the Independent Directors requested certain supplemental information from each Adviser.  At its regularly scheduled quarterly meeting held in person on September 14-15, 2022 (the “September Meeting”), following the receipt of additional information and discussion at an executive session of the Independent Directors and independent counsel to the Independent Directors, at which no representative of the Advisers were present initially, but joined subsequently by invitation, the Board, with the Independent Directors voting separately, approved the continuation of the Agreements with respect to the Funds for an additional one-year period.
Prior to the August Meeting, the Independent Directors requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements.  Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things:
•  The level of the advisory fees that Homestead Advisers charges a Fund compared with the fees charged to comparable mutual funds and compared with those of Homestead Advisers’ non-investment company clients and the level of subadvisory fees that T. Rowe Price, Harding Loevner and Invesco receive with respect to the Growth Fund, the International Equity Fund and the Daily Income Fund, respectively, and compared with the advisory and/or subadvisory fees charged by T. Rowe Price, Harding Loevner and Invesco to other clients;
•  Each Fund’s overall fees and operating expenses compared with similar mutual funds;
•   Each Fund’s performance compared with similar mutual funds;
•  The investment management and other services the Advisers provide the Funds, including each Adviser’s compliance program;
•  The Advisers’ investment management personnel; and
•   Homestead Advisers’ financial condition and profitability in connection with managing the Funds.
The Board also reviewed information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an information service provider unaffiliated with the Advisers, comparing each Fund’s advisory fee rate, net total expenses, operating expenses and performance to those of other similar open-end funds selected by Broadridge.
The Board also met over the course of the year with investment advisory personnel from Homestead Advisers and regularly reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund.  The Advisers also presented additional information to the Board regarding the Funds.  The Board then considered whether any further discussion or review was necessary, concluding that the information reviewed by the Board and the Independent Directors and their independent counsel prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Agreements with respect to each Fund for an additional year.
Accordingly, the Board’s determination to approve the continuance of the Agreements was made on the basis of each Director’s business judgment after an evaluation of the information provided to the Board, both at the August and September Meetings and at prior meetings.  In reaching their determinations relating to the continuation of the Agreements, the Board, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below.  Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process.  No single factor was determined to be decisive. In particular, the Board focused on the following:
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds.  In this regard, the Board evaluated, among other things, each Adviser’s personnel, experience, track record, compliance program and, with respect to Homestead Advisers, oversight of the Funds’ other service providers, including T. Rowe Price, Harding Loevner and Invesco in their capacity as subadvisers to the Growth

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Fund, the International Equity Fund and the Daily Income Fund, respectively.  The Board considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds.  In this context, the Board also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements.  The Board considered each Adviser’s assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of the Funds’ portfolio management teams.  The Board considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds.  The Board further considered each Adviser’s experience and reputation and the professional qualifications of its personnel.  The Board noted, in particular, that Homestead Advisers had made significant enhancements to its investment team in recent years and had made additional investments in personnel and technology to service existing shareholders in recent years.
The Board also considered that the Investment Management Agreements require Homestead Advisers to oversee the administration of all aspects of the Funds’ business and affairs and to provide certain services required for effective administration of the Funds.
On the basis of these considerations as well as others and in the exercise of their business judgment, the Board concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the continuation of the Agreements for an additional one-year period.
Investment Performance of the Funds. The Board reviewed reports provided by Broadridge that compared each Fund’s performance record (trailing annualized net total returns) for the one-, three-, five- and ten-year periods ended March 31, 2022, as applicable, against a group of funds within a category as assigned by Morningstar, Inc. (a “Peer Group”) and the Fund’s relevant benchmark index for the same time periods.  In addition, the Board reviewed Morningstar Direct reports that compared each Fund’s performance record for the one-, three-, five- and ten-year periods ended December 31, 2021, as applicable, against each Fund’s benchmark index and/or Peer Group, as applicable.  The Board also considered Homestead Advisers’ and the Subadvisers’ performance and reputation generally, and Homestead Advisers’ evaluation of the Subadvisers’ contribution to each Fund’s broader investment mandate.
In the case of each Fund that had performance that lagged that of its Peer Group or benchmark for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported continuation of the advisory arrangements.  These factors included, among other factors, that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups.  The Board also noted that there had been meetings with members of each Fund’s portfolio management team on a regular basis during the prior year to discuss each Fund’s performance and related matters.
With respect to each Fund, the Board concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements.
Among other information, the Board took into account the following information regarding each individual Fund’s performance:
Daily Income Fund
The Board noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund performed at the median of the Fund’s Peer Group for the one-year period and underperformed the median for the three-, five- and ten-year periods ended March 31, 2022.  The Board observed Homestead Advisers’ statement that the Fund was an important part of the investment line-up for the Funds’ shareholder base and the cooperatives that are in that base, noting that changes to the Fund’s investment process, such as the addition of repurchase agreement counterparties by Invesco in the coming year, could help improve Fund performance.  The Board also noted that Invesco began providing subadvisory services to the Fund on May 1, 2021.
Short-Term Government Securities Fund
The Board noted that the Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-, five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the one-year period and outperformed the median for the three-, five- and ten-year periods ended March 31, 2022.
Short-Term Bond Fund
The Board noted that the Fund outperformed its benchmark index for the one- and ten-year periods, underperformed its benchmark index for the three-year period and performed equal to its benchmark index for the five-year period ended March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the one-, three- and five-year periods and outperformed the median for the ten-year period ended March 31, 2022.
Intermediate Bond Fund
The Board noted that the Fund outperformed its benchmark index for the one-year period ended March 31, 2022.  The Board considered that the Fund outperformed the median of the Fund’s Peer Group for the one-year period ended March 31, 2022.

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Rural America Growth & Income Fund
The Board noted that the Fund underperformed its custom blended benchmark index, a 60/40 mix between equity and fixed income indexes, for the period from the Fund’s inception to March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the period from the Fund’s inception to March 31, 2022.
Value Fund
The Board noted that the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-, five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the one-year period and outperformed the median for the three-, five- and ten-year periods ended March 31, 2022.
Growth Fund
The Board noted that the Fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the one- and three-year periods and outperformed the median for the five- and ten-year periods ended March 31, 2022.
International Equity Fund
The Board noted that the Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-, five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund outperformed the median of the Fund’s Peer Group for the one-, three-, five- and ten-year periods ended March 31, 2022.
Small-Company Stock Fund
The Board noted that the Fund outperformed its benchmark index for the one- and three-year periods and underperformed its benchmark index for the five- and ten-year periods ended March 31, 2022.  The Board considered that the Fund underperformed the median of the Fund’s Peer Group for the one-, five- and ten-year periods and outperformed the median for the three-year period ended March 31, 2022.  The Board observed the Fund’s underperformance for certain periods, noting that that performance had improved subsequent to Homestead Advisers taking steps to support and enhance the investment resources available to the portfolio management team (in addition to expanding the investment team).
Comparative Fees and Expense Ratios. The Board reviewed comparative fees and the costs of services provided under each of the Agreements.  The Board considered the net total expense ratio, contractual advisory fees, net operating expense ratio and other expense information for each Fund provided by Broadridge as compared against the Fund’s peer group identified by Morningstar, Inc. (“Expense Group”). The Board noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Broadridge included comparisons of the Funds’ net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.
The Board concluded that the fees payable by the Funds to Homestead Advisers are reasonable in relation to the nature and quality of the services provided.  In reaching this conclusion, the Board compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group.  The Board also considered the fees Homestead Advisers receives from, and the scope of services it provides to, other Homestead Advisers clients, including its separate account and unified managed account clients, noting the significantly broader scope of services that Homestead Advisers provides to the Funds as compared to the other types of clients.  In reaching their conclusion, the Board also took into account the costs and risks assumed by Homestead Advisers in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of Homestead Advisers’ business.  The Board also considered the high level of customer service Homestead Advisers provides to shareholders.  With respect to the total net expense ratios for certain of the Funds, the Board noted that the current net asset levels impacted the expense ratios for the Funds, and that expense ratios would be expected to decline as assets increase.
Among other information, the Board took into account the following information regarding particular Fund expense information:
Daily Income Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was higher than the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 1st quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board considered that the Fund reduced its contractual management fee effective May 1, 2021. The Board also considered the effect of peer funds’ fee waivers on those funds’ fee levels as compared to the Fund’s.  The Board considered Homestead Advisers’ implementation of contractual fee caps and voluntary fee waivers (subject to certain excluded expenses).
The Board considered the fees paid to Invesco under the current Sub-advisory Agreement.  This information included comparison of the Daily Income Fund’s subadvisory fee to that charged by Invesco to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to Homestead Advisers under the existing Investment Management Agreement.  The Board also

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took into account the anticipated demands, complexity and quality of the investment management of the Fund.  The Board noted that Homestead Advisers, and not the Fund, is responsible for paying the fees charged by Invesco.  The Board noted Homestead Advisers’ and Invesco’s representations about the services each provide to the Daily Income Fund.  Based on these and other considerations, the Board concluded that the subadvisory fee payable by Homestead Advisers to Invesco is reasonable in relation to the nature and quality of the services provided.
Short-Term Government Securities Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 4th quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
Short-Term Bond Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was higher than the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 5th quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board considered that the Fund added fee breakpoints to its contractual management fee effective January 1, 2023 and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
Intermediate Bond Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was higher than the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 5th quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
Rural America Growth & Income Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 2nd quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
Value Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 1st quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
Growth Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 2nd quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
The Board considered the fees paid to T. Rowe Price under the current Sub-advisory Agreement.  This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to Homestead Advisers under the existing Investment Management Agreement.  The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.  The Board noted that Homestead Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price.  The Board noted Homestead Advisers’ and T. Rowe Price’s representations about the services each provide to the Growth Fund.  Based on these and other considerations, the Board concluded that the subadvisory fee payable by Homestead Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.
International Equity Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked in the 2nd quintile of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
The Board considered the fees paid to Harding Loevner under the current Sub-advisory Agreement.  This information included a representation from Harding Loevner that the subadvisory fees for its other clients are not materially different from the Fund’s subadvisory fee and are each individually negotiated.  The Board also took into account

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
the anticipated demands, complexity and quality of the investment management of the Fund.  The Board noted that Homestead Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner.  The Board noted Homestead Advisers’ and Harding Loevner’s representations regarding the services each provides to the International Equity Fund.  Based on these and other considerations, the Board concluded that the subadvisory fee payable by Homestead Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.
Small-Company Stock Fund
The Board noted that the Fund’s contractual management fee as of December 31, 2021 was below the median contractual management fee of the Expense Group and its total net expense ratio as of December 31, 2021 ranked 12 out of 14 (5th quintile) of the Fund’s Expense Group (excluding Rule 12b-1/non-12b-1 service fees).  The Board considered the Fund’s lower net asset level in recent years, relative to previous years, which resulted in certain expenses being allocated across a smaller asset base.  The Board also noted the Fund’s breakpoint fee schedule and considered Homestead Advisers’ implementation of contractual fee caps (subject to certain excluded expenses).
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Agreements, that the fees to be charged to the Funds were fair and reasonable, and that the anticipated costs of these services supported the approval of the Agreements.
Cost of Services and Profits Realized by the Advisers. The Board considered the cost of the services provided by Homestead Advisers.  The Board reviewed the information provided by Homestead Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of Homestead Advisers for various past periods. The Board considered the profit margin information for Homestead Advisers’ investment company business as a whole, as well as Homestead Advisers’ profitability data for the Funds.  The Board reviewed Homestead Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also considered the basis for Homestead Advisers’ belief that its methods of allocation were reasonable.
The Board considered their discussion with representatives of Homestead Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by Homestead Advisers to the Funds.  The Board considered the Funds’ increased regulatory requirements.  The Board noted and discussed the additional services provided by Homestead Advisers to the Funds compared to other investment products managed by Homestead Advisers, and noted that, in the cases of the Growth Fund, the International Equity Fund and the Daily
Income Fund, Homestead Advisers, and not the Fund, would pay the subadvisory fees to the subadvisers.  The Board determined that Homestead Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds.  In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of services provided to the Funds.
The Board considered the compensation to be received by T. Rowe Price, Harding Loevner and Invesco from their relationship with the Growth Fund, the International Equity Fund and the Daily Income Fund, respectively, and considered the information on profitability provided by T. Rowe Price and Invesco. The Board noted that Homestead Advisers would continue to pay each subadviser from the management fees received from the Funds, and that the agreements were negotiated at arm’s length between Homestead Advisers and the subadvisers.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board also considered whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by Homestead Advisers in investment, trading, compliance and other resources. The Board noted that the Intermediate Bond Fund, Rural America Growth & Income, Value Fund, Growth Fund, Small-Company Stock Fund, International Equity Fund and as of January 1, 2023, the Short-Term Bond Fund, include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.
Fall-Out Benefits. Additionally, the Board considered “fall-out benefits” to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
CONCLUSION
On the basis of these considerations as well as others and in the exercise of their business judgment, on September 15, 2022 the Board, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

                Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and the Board of Trustees of Homestead Funds Trust and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, Small-Company Stock Fund, Intermediate Bond Fund and Rural America Growth & Income Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund (constituting Homestead Funds, Inc.), Intermediate Bond Fund and Rural America Growth & Income Fund (constituting Homestead Funds Trust) (hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of Operations	Statement of change in net assets	Financial Highlights
Daily Income Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Growth Fund
International Equity Fund
Small-Company Stock Fund
Intermediate Bond Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and December 31, 2021	For the years ended December 31, 2022, 2021, and 2020, and the period May 1, 2019 (inception) to December 31, 2019
Rural America Growth & Income Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period ended from May 1, 2021 (inception) to December 31, 2021	For the year ended December 31, 2022, and the period ended from May 1, 2021 (inception) to December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Washington, DC
February 27, 2023
We have served as the auditor of one or more investment companies in Homestead Funds group of investment companies since 2001.
Report of Independent Registered Public Accounting Firm

Portfolio of Investments
Daily Income Fund  |  December 31, 2022

U.S. Government & Agency Obligations | 81.2% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	4.34%(a)	05/19/23	$1,000,000	$1,000,000
Federal Farm Credit Bank	4.33(a)	06/14/23	500,000	500,000
Federal Farm Credit Bank	4.32(a)	06/23/23	500,000	499,990
Federal Farm Credit Bank	4.33(a)	09/18/23	500,000	500,000
Federal Farm Credit Bank	4.34(a)	09/20/23	1,000,000	1,000,000
Federal Farm Credit Bank	4.35(a)	09/29/23	1,000,000	1,000,000
Federal Farm Credit Bank	4.36(a)	11/07/23	500,000	500,000
Federal Farm Credit Bank	4.34(a)	12/15/23	500,000	499,976
Federal Farm Credit Bank	4.34(a)	01/04/24	500,000	500,000
Federal Farm Credit Bank	4.36(a)	01/10/24	500,000	500,000
Federal Farm Credit Bank	4.34(a)	01/25/24	500,000	500,000
Federal Farm Credit Bank	4.34(a)	02/05/24	1,000,000	1,000,000
Federal Farm Credit Bank	4.35(a)	02/20/24	500,000	500,000
Federal Farm Credit Bank	4.35(a)	03/15/24	500,000	500,000
Federal Farm Credit Bank	4.34(a)	03/18/24	1,500,000	1,500,000
Federal Farm Credit Bank	4.35(a)	04/25/24	500,000	500,000
Federal Farm Credit Bank	4.35(a)	05/24/24	1,000,000	1,000,000
Federal Farm Credit Bank	4.40(a)	08/08/24	500,000	500,000
U.S. Treasury Bill	4.07	01/03/23	14,000,000	13,996,891
U.S. Treasury Bill	4.10	01/17/23	6,000,000	5,989,280
U.S. Treasury Bill	4.20	01/24/23	2,000,000	1,994,741
U.S. Treasury Bill	4.10	01/26/23	6,000,000	5,983,333
U.S. Treasury Bill	4.18	01/31/23	6,000,000	5,979,515
U.S. Treasury Bill	4.15	02/02/23	12,000,000	11,956,782
U.S. Treasury Bill	4.08	02/07/23	10,000,000	9,958,940
U.S. Treasury Bill	4.22	02/09/23	8,000,000	7,964,293
U.S. Treasury Bill	4.16	02/14/23	10,000,000	9,950,219
U.S. Treasury Bill	4.26	02/16/23	4,000,000	3,978,763
U.S. Treasury Bill	4.32	02/23/23	5,000,000	4,968,936
U.S. Treasury Bill	4.30	02/28/23	4,000,000	3,973,062
U.S. Treasury Bill	4.39	03/02/23	4,000,000	3,971,433
U.S. Treasury Bill	4.40	03/07/23	4,000,000	3,969,089
U.S. Treasury Bill	4.38	03/09/23	5,000,000	4,960,265
U.S. Treasury Bill	4.38	03/16/23	2,000,000	1,982,446
U.S. Treasury Bill	4.53	03/28/23	500,000	494,744
U.S. Treasury Bill	4.46	03/30/23	4,000,000	3,957,467
U.S. Treasury Bill	4.56	04/04/23	3,000,000	2,965,668
U.S. Treasury Bill	4.53	04/11/23	2,000,000	1,975,556
U.S. Treasury Bill	4.57	04/18/23	3,000,000	2,960,410
U.S. Treasury Bill	4.55	04/25/23	5,000,000	4,929,938
U.S. Treasury Bill	4.68	05/02/23	4,000,000	3,939,839
U.S. Treasury Bill	3.03	07/13/23	1,000,000	984,340
U.S. Treasury Bill	4.13	10/05/23	1,000,000	968,066
U.S. Treasury Bill	4.78	11/30/23	500,000	478,933
U.S. Treasury Note	4.51(a)	01/31/23	6,000,000	6,000,120
U.S. Treasury Note	4.49(a)	04/30/23	4,100,000	4,100,059
U.S. Treasury Note	4.49(a)	07/31/23	3,500,000	3,500,018
U.S. Treasury Note	4.49(a)	10/31/23	5,500,000	5,500,080
U.S. Treasury Note	4.44(a)	01/31/24	500,000	499,907
U.S. Treasury Note	4.38(a)	04/30/24	3,000,000	2,997,278
U.S. Treasury Note	4.50(a)	07/31/24	4,500,000	4,496,333
U.S. Treasury Note	4.60(a)	10/31/24	2,500,000	2,497,497
Total U.S. Government & Agency Obligations
(Cost $167,324,207)				167,324,207

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2022  |  (Continued)
Money Market Fund | 18.8% of portfolio
	Interest Rate /Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class	4.12%(b)	38,676,504	$38,676,504
Total Money Market Fund
(Cost $38,676,504)			38,676,504
Total Investments in Securities
(Cost $206,000,711) | 100.0%			$206,000,711
(a)	Variable coupon rate as of December 31, 2022.
(b)	7-day yield at December 31, 2022.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  December 31, 2022

U.S. Government & Agency Obligations | 66.6% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Export-Import Bank of the U.S.	1.90%	07/12/24	$553,286	$539,958
Export-Import Bank of the U.S.	1.73	09/18/24	1,355,844	1,314,169
Export-Import Bank of the U.S.	1.58	11/16/24	95,085	91,860
Export-Import Bank of the U.S.	2.54	07/13/25	128,682	124,517
Export-Import Bank of the U.S.	2.33	01/14/27	191,249	175,144
Private Export Funding Corp.	1.75	11/15/24	1,000,000	941,120
U.S. Department of Housing & Urban Development	5.77	08/01/26	46,000	46,049
U.S. International Development Finance Corp.	2.22(a)	01/24/25	2,000,000	2,023,021
U.S. International Development Finance Corp.	1.27(a)	06/21/25	1,000,000	941,345
U.S. International Development Finance Corp.	0.00(b)	07/17/25	1,000,000	909,456
U.S. International Development Finance Corp.	0.00(b)	01/17/26	700,000	691,167
U.S. International Development Finance Corp.	1.11	05/15/29	928,571	826,340
U.S. International Development Finance Corp.	2.36	10/15/29	1,608,382	1,472,913
U.S. International Development Finance Corp.	1.05	10/15/29	1,608,382	1,403,082
U.S. International Development Finance Corp.	1.24	08/15/31	1,418,919	1,233,346
U.S. Treasury Note	4.25	09/30/24	9,400,000	9,351,898
U.S. Treasury Note	0.25	07/31/25	15,880,000	14,329,839
U.S. Treasury Note	4.25	10/15/25	1,891,000	1,889,523
U.S. Treasury Note	4.50	11/15/25	805,000	809,843
U.S. Treasury Note	0.38	11/30/25	1,000,000	894,453
U.S. Treasury Note	3.88	11/30/27	785,000	780,707
U.S. Treasury Note	0.75	01/31/28	5,533,000	4,704,779
Total U.S. Government & Agency Obligations
(Cost $47,643,580)				45,494,529

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 25.8% of portfolio

Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	52,212	50,551
Total Consumer Discretionary				50,551
Energy | 8.4%
Petroleos Mexicanos	2.38	04/15/25	405,250	391,619
Petroleos Mexicanos	2.46	12/15/25	520,500	497,058
Reliance Industries Ltd.	2.06	01/15/26	1,892,800	1,806,284
Reliance Industries Ltd.	1.87	01/15/26	2,438,947	2,320,425
Reliance Industries Ltd.	2.44	01/15/26	766,316	735,897
Total Energy				5,751,283
Financials | 17.3%
CES MU2 LLC	1.99	05/13/27	1,481,066	1,382,394
Durrah MSN 35603	1.68	01/22/25	423,015	408,120
DY8 Leasing LLC	2.63	04/29/26	145,833	139,730
DY9 Leasing LLC	2.37	03/19/27	525,411	494,198
Export Lease Eleven Co. LLC	4.69(c)	07/30/25	51,695	51,505
Helios Leasing II LLC	2.67	03/18/25	1,312,279	1,273,175
HNA 2015 LLC	2.29	06/30/27	217,658	203,738
HNA 2015 LLC	2.37	09/18/27	128,749	120,485
KE Export Leasing 2013-A LLC	5.01(c)	02/25/25	1,395,932	1,391,260
Lulwa Ltd.	1.89	02/15/25	842,896	813,369
Lulwa Ltd.	1.83	03/26/25	266,298	255,632
MSN 41079 and 41084 Ltd.	1.72	07/13/24	1,339,525	1,297,852
MSN 41079 and 41084 Ltd.	1.63	12/14/24	358,775	346,054
Osprey Aircraft Leasing LLC	2.21	06/21/25	93,376	89,851
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	440,801	423,352
Pluto Aircraft Leasing LLC	4.74(c)	02/07/23	242,419	242,348
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2022  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 25.8% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 17.3% (Continued)
Rimon LLC	2.45%	11/01/25	$135,000	$129,894
Salmon River Export LLC	2.19	09/15/26	643,129	611,335
Sandalwood 2013 LLC	2.84	07/10/25	205,022	199,279
Sandalwood 2013 LLC	2.82	02/12/26	273,638	263,453
Santa Rosa Leasing LLC	1.69	08/15/24	102,374	99,727
Santa Rosa Leasing LLC	1.47	11/03/24	180,351	174,219
Thirax 1 LLC	0.97	01/14/33	1,725,806	1,419,412
Total Financials				11,830,382
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $18,725,600)				17,632,216
Asset-Backed Securities | 3.1% of portfolio

American Credit Acceptance Receivables Trust 22-1A (d)	0.99	12/15/25	61,335	60,901
Avant Loans Funding Trust 22-REV1 (d)	6.54	09/15/31	150,000	146,452
Credit Acceptance Auto Loan Trust 20-3A (d)	1.24	10/15/29	203,750	199,543
First Investors Auto Owner Trust 21-2A (d)	0.48	03/15/27	75,409	72,920
GLS Auto Receivables Trust 21-3A (d)	0.42	01/15/25	19,994	19,890
GLS Auto Receivables Trust 21-4 (d)	0.84	07/15/25	66,560	65,654
Gracie Point International Fund 21-1 (d)	4.87(c)	11/01/23	205,921	205,456
LAD Auto Receivables Trust 21-1 (d)	1.30	08/17/26	121,970	118,531
Oasis Securitisation 21-1A (d)	2.58	02/15/33	38,335	37,775
Oasis Securitisation 21-2A (d)	2.14	10/15/33	133,950	130,628
Oasis Securitisation 22-2A (d)	6.85	10/15/34	310,141	308,494
PenFed Auto Receivables Owner Trust 22-A (d)	3.83	12/16/24	250,000	248,175
SBA Tower Trust (d)	2.84	01/15/25	250,000	235,629
United Auto Credit Securitization Trust 22-1A (d)	1.11	07/10/24	34,436	34,294
Upstart Securitization Trust 21-3 (d)	0.83	07/20/31	43,201	42,308
Westgate Resorts 22-1A (d)	2.29	08/20/36	225,137	211,750
Total Asset-Backed Securities
(Cost $2,193,322)				2,138,400
Corporate Bonds–Other | 1.6% of portfolio

Financials | 1.6%
Bank of America Corp.	4.83(c)	07/22/26	200,000	197,663
J.P. Morgan Chase & Co.	1.04(c)	02/04/27	100,000	86,987
Main Street Capital Corp.	3.00	07/14/26	415,000	357,649
Owl Rock Capital Corp. III (d)	3.13	04/13/27	250,000	205,798
Owl Rock Core Income Corp. (d)	3.13	09/23/26	250,000	212,741
Total Financials				1,060,838
Total Corporate Bonds–Other
(Cost $1,214,639)				1,060,838
Mortgage-Backed Securities | 1.1% of portfolio

GNMA 21-8	1.00	01/20/50	543,709	424,749
GNMA CK0445	4.00	02/15/52	365,604	347,810
Total Mortgage-Backed Securities
(Cost $883,302)				772,559

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2022  |
(Continued)
Municipal Bond | 0.1% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
New York | 0.1%
Suffolk County New York	1.05%	06/15/23	$100,000	$98,405
Total New York				98,405
Total Municipal Bond
(Cost $100,000)				98,405

Money Market Fund | 1.7% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	4.12(e)	1,161,168	1,161,168
Total Money Market Fund
(Cost $1,161,168)			1,161,168
Total Investments in Securities
(Cost $71,921,611) | 100.0%			$68,358,115
(a)	Interest is paid at maturity.
(b)	Zero coupon rate, purchased at a discount.
(c)	Variable coupon rate as of December 31, 2022.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $2,556,939 and represents 3.7% of total investments.
(e)	7-day yield at December 31, 2022.
LLC -Limited Liability Company
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  December 31, 2022

U.S. Government & Agency Obligations | 51.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
U.S. International Development Finance Corp.	0.67%(a)	04/23/29	$1,230,000	$1,130,782
U.S. International Development Finance Corp.	2.36	10/15/29	679,541	622,306
U.S. International Development Finance Corp.	1.05	10/15/29	977,092	852,372
U.S. Treasury Note	4.25	09/30/24	64,290,000	63,961,016
U.S. Treasury Note	4.50	11/30/24	1,030,000	1,030,040
U.S. Treasury Note	0.25	07/31/25	86,090,000	77,686,136
U.S. Treasury Note	4.25	10/15/25	52,892,000	52,850,678
U.S. Treasury Note	4.50	11/15/25	779,000	783,686
U.S. Treasury Note	3.88	11/30/27	46,832,000	46,575,888
Total U.S. Government & Agency Obligations
(Cost $249,701,596)				245,492,904

Corporate Bonds–Other | 26.1% of portfolio

Communication Services | 0.5%
Magallanes, Inc. (b)	3.76	03/15/27	1,355,000	1,220,217
Sprint Spectrum Co. LLC (b)	4.74	03/20/25	1,125,000	1,111,737
Total Communication Services				2,331,954
Consumer Discretionary | 1.0%
Daimler Trucks Financial N.A. LLC (b)	1.63	12/13/24	1,500,000	1,392,058
Daimler Trucks Financial N.A. LLC (b)	3.50	04/07/25	1,255,000	1,203,890
US Airways 2013 1A PTT	3.95	05/15/27	2,662,986	2,418,809
Total Consumer Discretionary				5,014,757
Consumer Staples | 1.1%
7-Eleven, Inc. (b)	0.63	02/10/23	1,000,000	994,874
7-Eleven, Inc. (b)	0.80	02/10/24	1,090,000	1,037,266
7-Eleven, Inc. (b)	0.95	02/10/26	800,000	700,636
Philip Morris International Inc.	5.13	11/15/24	1,150,000	1,151,520
Philip Morris International Inc.	5.00	11/17/25	460,000	462,067
Philip Morris International Inc.	5.13	11/17/27	805,000	810,879
Total Consumer Staples				5,157,242
Energy | 2.3%
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	2,000,000	1,975,856
Energy Transfer Operating LP	2.90	05/15/25	2,900,000	2,731,060
Midwest Connector Capital Co. LLC (b)	3.90	04/01/24	3,270,000	3,166,138
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,343,790
Pioneer Natural Resources Co.	1.13	01/15/26	1,023,000	911,807
Targa Resources Corp.	5.20	07/01/27	985,000	965,430
Total Energy				11,094,081
Financials | 14.0%
Antares Holdings LP	3.95	07/15/26	335,000	289,723
Antares Holdings LP	2.75	01/15/27	1,000,000	801,075
Bank of America Corp.	2.46(c)	10/22/25	2,200,000	2,078,686
Bank of America Corp.	2.02(c)	02/13/26	2,100,000	1,949,262
Bank of America Corp.	1.32(c)	06/19/26	2,100,000	1,891,040
Bank of America Corp.	4.83(c)	07/22/26	2,770,000	2,737,632
Bank of America Corp.	1.20(c)	10/24/26	920,000	817,908
Bank of America Corp.	4.95(c)	07/22/28	1,955,000	1,909,372
Bank of America Corp.	6.20(c)	11/10/28	565,000	583,346
Capital Southwest Corp.	3.38	10/01/26	1,355,000	1,131,560
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds–Other | 26.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 14.0% (Continued)
Citigroup Inc.	7.00%	12/01/25	$2,000,000	$2,086,530
CNO Global Funding (b)	1.65	01/06/25	1,125,000	1,042,189
F&G Global Funding (b)	1.75	06/30/26	2,500,000	2,225,914
Fidus Investment Corp.	4.75	01/31/26	304,000	276,264
Fidus Investment Corp.	3.50	11/15/26	693,000	567,735
GA Global Funding Trust (b)	0.80	09/13/24	920,000	840,654
GA Global Funding Trust (b)	3.85	04/11/25	1,715,000	1,641,388
GA Global Funding Trust (b)	2.25	01/06/27	2,370,000	2,086,138
Goldman Sachs Group, Inc.	5.70	11/01/24	1,070,000	1,082,735
Goldman Sachs Group, Inc.	2.64(c)	02/24/28	930,000	828,058
Goldman Sachs Group, Inc.	3.62(c)	03/15/28	572,000	532,796
J.P. Morgan Chase & Co.	4.02(c)	12/05/24	1,225,000	1,206,727
J.P. Morgan Chase & Co.	2.30(c)	10/15/25	2,130,000	2,007,211
J.P. Morgan Chase & Co.	2.08(c)	04/22/26	2,055,000	1,907,649
J.P. Morgan Chase & Co.	4.08(c)	04/26/26	700,000	679,645
J.P. Morgan Chase & Co.	1.04(c)	02/04/27	910,000	791,580
J.P. Morgan Chase & Co.	4.85(c)	07/25/28	890,000	867,557
Main Street Capital Corp.	3.00	07/14/26	3,300,000	2,843,954
Morgan Stanley	3.74(c)	04/24/24	1,020,000	1,014,486
Morgan Stanley	2.19(c)	04/28/26	425,000	394,938
Morgan Stanley	4.68(c)	07/17/26	1,190,000	1,169,598
Morgan Stanley	1.51(c)	07/20/27	865,000	750,637
Owl Rock Capital Corp. III (b)	3.13	04/13/27	2,320,000	1,909,806
Owl Rock Core Income Corp. (b)	3.13	09/23/26	4,955,000	4,216,521
Owl Rock Technology Finance Corp.	2.50	01/15/27	1,415,000	1,153,493
Santander Holdings USA, Inc.	2.49(c)	01/06/28	1,000,000	857,983
SCE Recovery Funding LLC	0.86	11/15/31	1,633,023	1,356,722
Security Benefit Global Funding (b)	1.25	05/17/24	4,000,000	3,752,694
Volkswagen Group of America Finance LLC (b)	1.25	11/24/25	3,025,000	2,696,643
Wells Fargo & Co.	2.16(c)	02/11/26	3,270,000	3,048,402
Wells Fargo & Co.	3.91(c)	04/25/26	1,900,000	1,846,624
Wells Fargo & Co.	2.19(c)	04/30/26	2,120,000	1,972,995
Wells Fargo & Co.	3.53(c)	03/24/28	915,000	847,291
Wells Fargo & Co.	4.81(c)	07/25/28	2,140,000	2,090,130
Total Financials				66,783,291
Health Care | 1.0%
AmerisourceBergen Corp.	0.74	03/15/23	2,213,000	2,194,355
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	883,471
GE Healthcare Technologies Inc. (b)	5.55	11/15/24	915,000	918,294
GE Healthcare Technologies Inc. (b)	5.65	11/15/27	975,000	986,408
Total Health Care				4,982,528
Industrials | 1.3%
American Airlines Group Inc.	3.60	03/22/29	2,076,283	1,862,366
American Airlines Group Inc.	3.95	01/11/32	1,000,000	793,438
BNSF Railway Co. (b)	3.44	06/16/28	788,973	739,686
Boeing Co. (The)	2.20	02/04/26	1,900,000	1,726,269
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	1,642	1,641
Delta Air Lines, Inc. (b)	7.00	05/01/25	965,000	986,173
Total Industrials				6,109,573
Materials | 1.8%
Celanese US Holdings LLC	6.05	03/15/25	5,321,000	5,300,298
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds–Other | 26.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Materials | 1.8% (Continued)
Celanese US Holdings LLC	6.17%	07/15/27	$1,330,000	$1,311,814
Sealed Air Corp. (b)	1.57	10/15/26	2,200,000	1,899,701
Total Materials				8,511,813
Real Estate | 0.3%
VICI Properties LP (b)	3.50	02/15/25	1,600,000	1,508,528
Total Real Estate				1,508,528
Utilities | 2.8%
Entergy Louisiana, LLC	3.78	04/01/25	1,445,000	1,387,790
Metropolitan Edison Co. (b)	4.00	04/15/25	4,250,000	4,066,621
Pacific Gas and Electric Co.	3.75	02/15/24	3,500,000	3,427,634
PPL Electric Utilities Corp.	4.97(c)	09/28/23	1,000,000	995,603
Southern California Edison Co.	1.10	04/01/24	1,850,000	1,757,062
Southern California Edison Co.	1.20	02/01/26	2,065,000	1,831,175
Total Utilities				13,465,885
Total Corporate Bonds–Other
(Cost $134,757,511)				124,959,652

Asset-Backed Securities | 10.4% of portfolio

American Credit Acceptance Receivables Trust 21-4B (b)	0.86	02/13/26	1,081,000	1,068,992
American Credit Acceptance Receivables Trust 22-1A (b)	0.99	12/15/25	469,827	466,500
Avant Credit Card Master Trust 21-1A (b)	1.37	04/15/27	2,500,000	2,287,186
Avant Loans Funding Trust 22-REV1 (b)	6.54	09/15/31	3,300,000	3,221,948
Avid Automobile Receivables Trust 21-1A (b)	0.61	01/15/25	66,901	66,695
CNH Equipment Trust 22-A	2.39	08/15/25	371,434	366,041
Colony American Finance Ltd. 21-2 (b)	1.41	07/15/54	761,596	648,249
CoreVest American Finance 20-4 (b)	1.17	12/15/52	779,927	688,454
CoreVest American Finance 21-1 (b)	1.57	04/15/53	1,181,976	1,026,937
CoreVest American Finance 21-3 (b)	2.49	10/15/54	2,480,000	2,127,049
CPS Auto Trust 21-B (b)	0.81	12/15/25	516,598	513,079
Credit Acceptance Auto Loan Trust 20-2A (b)	1.37	07/16/29	404,691	400,649
Credit Acceptance Auto Loan Trust 20-3A (b)	1.24	10/15/29	2,037,497	1,995,433
Credit Acceptance Auto Loan Trust 21-2A (b)	0.96	02/15/30	1,755,000	1,687,775
Credito Real USA Auto Receivables Trust 21-1 (b)	1.35	02/16/27	650,978	636,259
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	190,115	183,776
FIC Funding 21-1 (b)	1.13	04/15/33	443,660	433,290
First Investors Auto Owner Trust 21-2A (b)	0.48	03/15/27	923,755	893,269
Firstkey Homes Trust 22-SFR2 (b)	4.25	07/17/39	969,517	915,435
Flagship Credit Auto Trust 21-3 (b)	0.36	07/15/27	1,668,882	1,616,107
Foursight Capital Automobile Receivables Trust 22-1A (b)	1.15	09/15/25	345,943	339,776
FRTKL 21-SFR1 (b)	1.57	09/17/38	970,000	828,768
GLS Auto Receivables Trust 21-3A (b)	0.42	01/15/25	269,251	267,855
GLS Auto Receivables Trust 21-4 (b)	0.84	07/15/25	926,851	914,235
Gracie Point International Fund 21-1 (b)	4.87(c)	11/01/23	1,489,427	1,486,063
Gracie Point International Fund 22-1 (b)	5.28(c)	04/01/24	1,495,986	1,485,435
LAD Auto Receivables Trust 21-1 (b)	1.30	08/17/26	739,953	719,089
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	265,577	255,952
Marlette Funding Trust 22-2 (b)	4.25	08/15/32	815,606	804,737
NP SPE II LLC 17-1 (b)	3.37	10/21/47	286,872	269,887
Oasis Securitisation 21-1A (b)	2.58	02/15/33	212,684	209,576
Oasis Securitisation 21-2A (b)	2.14	10/15/33	1,131,877	1,103,803
Oasis Securitisation 22-1A (b)	4.75	05/15/34	587,416	576,260
Oasis Securitisation 22-2A (b)	6.85	10/15/34	2,216,595	2,204,822
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2022  |  (Continued)
Asset-Backed Securities | 10.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Oportun Funding 21-A (b)	1.21%	03/08/28	$1,070,000	$996,361
Oportun Funding 21-B (b)	1.47	05/08/31	2,225,000	1,943,372
Oscar US Funding Trust 21-1A (b)	0.40	03/11/24	65,700	65,550
PenFed Auto Receivables Owner Trust 22-A (b)	3.83	12/16/24	2,780,000	2,759,710
Progress Residential Trust 21-SFR8 (b)	1.51	10/17/38	1,318,851	1,123,600
Progress Residential Trust 22-SFR3 (b)	3.20	04/17/39	925,000	838,463
SBA Tower Trust (b)	2.84	01/15/25	4,765,000	4,491,094
SBA Tower Trust (b)	1.88	01/15/26	1,450,000	1,275,244
SBA Tower Trust (b)	1.63	11/15/26	195,000	165,609
SBA Tower Trust (b)	6.60	01/15/28	775,000	773,106
United Auto Credit Securitization Trust 22-1A (b)	1.11	07/10/24	203,170	202,337
Upstart Securitization Trust 21-1 (b)	0.87	03/20/31	32,900	32,798
Upstart Securitization Trust 21-3 (b)	0.83	07/20/31	285,462	279,563
Upstart Securitization Trust 21-4 (b)	0.84	09/20/31	589,049	570,212
Westgate Resorts 20-1A (b)	3.96	03/20/34	589,677	575,701
Westgate Resorts 22-1A (b)	2.29	08/20/36	1,050,639	988,165
Total Asset-Backed Securities
(Cost $52,585,773)				49,790,266
Yankee Bonds | 7.3% of portfolio

Aircastle Ltd. (b)	5.25	08/11/25	850,000	817,477
Avolon Holdings Funding Ltd. (b)	5.50	01/15/26	1,850,000	1,758,800
Avolon Holdings Funding Ltd. (b)	2.75	02/21/28	1,930,000	1,549,276
Bank of Montreal	4.34(c)	10/05/28	1,300,000	1,273,840
Barclays PLC	7.33(c)	11/02/26	1,410,000	1,460,471
Delta and SkyMiles IP Ltd. (b)	4.50	10/20/25	780,000	760,954
Delta and SkyMiles IP Ltd. (b)	4.75	10/20/28	2,000,000	1,879,946
JBS Finance Luxembourg SARL (b)	2.50	01/15/27	3,364,000	2,942,558
Lenovo Group Ltd. (b)	5.83	01/27/28	2,770,000	2,674,032
Macquarie Group Ltd. (b)	1.34(c)	01/12/27	2,500,000	2,178,885
Nationwide Building Society (b)	2.97(c)	02/16/28	1,500,000	1,318,494
Nissan Motor Co., Ltd. (b)	3.52	09/17/25	2,500,000	2,322,248
Nissan Motor Co., Ltd. (b)	1.85	09/16/26	2,000,000	1,669,677
Nutrien Ltd.	5.90	11/07/24	455,000	460,718
Nutrien Ltd.	5.95	11/07/25	685,000	698,928
Santander UK Group Holdings PLC	6.83(c)	11/21/26	460,000	465,944
Saudi Arabian Oil Co. (b)	1.63	11/24/25	500,000	455,407
Syngenta Finance NV (b)	4.44	04/24/23	400,000	398,208
Tencent Music Entertainment Group	1.38	09/03/25	1,260,000	1,120,276
TransCanada Pipelines Ltd.	7.06	10/14/25	6,043,000	6,182,099
Triton Container International Ltd. (b)	1.15	06/07/24	2,110,000	1,951,365
Var Energi ASA (b)	7.50	01/15/28	595,000	606,068
Total Yankee Bonds
(Cost $37,928,323)				34,945,671

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 2.1% of portfolio

Energy | 1.5%
Petroleos Mexicanos	4.43(c)	04/15/25	5,862,500	5,844,229
Petroleos Mexicanos	2.46	12/15/25	131,700	125,769
Reliance Industries Ltd.	1.87	01/15/26	1,109,316	1,055,408
Total Energy				7,025,406
Financials | 0.6%
MSN 41079 and 41084 Ltd.	1.72	07/13/24	378,676	366,895
MSN 41079 and 41084 Ltd.	1.63	12/14/24	474,121	457,311
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 2.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 0.6% (Continued)
Pluto Aircraft Leasing LLC	4.74%(c)	02/07/23	$28,302	$28,294
Santa Rosa Leasing LLC	1.69	08/15/24	389,458	379,391
Thirax 1 LLC	0.97	01/14/33	2,070,967	1,703,295
Total Financials				2,935,186
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $10,451,248)				9,960,592
Mortgage-Backed Securities | 0.9% of portfolio

FHLMC 780754	4.08(c)	08/01/33	626	622
FNMA 813842	3.45(c)	01/01/35	1,751	1,765
GNMA 21-8	1.00	01/20/50	2,052,683	1,603,568
GNMA CK0445	4.00	02/15/52	2,563,798	2,439,015
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	1	1
Total Mortgage-Backed Securities
(Cost $4,435,134)				4,044,971
Municipal Bonds | 0.6% of portfolio

Arizona | 0.4%
Glendale Arizona	1.45	07/01/26	1,000,000	882,277
Glendale Arizona	1.72	07/01/27	1,235,000	1,061,336
Total Arizona				1,943,613
New York | 0.1%
Suffolk County New York	1.05	06/15/23	350,000	344,417
Total New York				344,417
Texas | 0.1%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	800,000	738,664
Total Texas				738,664
Total Municipal Bonds
(Cost $3,385,000)				3,026,694
Money Market Fund | 1.2% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	4.12(d)		5,860,480	5,860,480
Total Money Market Fund
(Cost $5,860,480)				5,860,480
Total Investments in Securities
(Cost $499,105,065) | 100.0%				$478,081,230
(a)	Interest is paid at maturity.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $114,868,018 and represents 24.0% of total investments.
(c)	Variable coupon rate as of December 31, 2022.
(d)	7-day yield at December 31, 2022.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2022  |  (Continued)
LLC -Limited Liability Company
N.A. -North America
LP -Limited Partnership
PLC -Public Limited Company
SARL -Societe a responsabilite limitee
NV -Naamloze Vennottschap
ASA -Allmennaksjeselskap
FHLMC -Federal Home Loan Mortgage Corporation
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Intermediate Bond Fund  |  December 31, 2022

U.S. Government & Agency Obligations | 34.5% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	0.52%	10/21/25	$300,000	$268,644
U.S. International Development Finance Corp.	1.05	10/15/29	120,629	105,231
U.S. Treasury Note	4.25	09/30/24	4,713,000	4,688,883
U.S. Treasury Note	4.25	10/15/25	6,707,000	6,701,760
U.S. Treasury Note	4.50	11/15/25	935,000	940,625
U.S. Treasury Note	3.88	11/30/27	7,502,000	7,460,973
U.S. Treasury Note	3.88	11/30/29	5,260,000	5,224,659
U.S. Treasury Note	4.13	11/15/32	4,854,000	4,953,355
U.S. Treasury Note	2.38	02/15/42	4,918,000	3,754,970
U.S. Treasury Note	3.25	05/15/42	1,804,000	1,581,601
U.S. Treasury Note	3.38	08/15/42	4,374,000	3,909,263
U.S. Treasury Note	4.00	11/15/42	605,000	592,333
U.S. Treasury Note	3.00	08/15/52	6,122,000	5,043,954
Total U.S. Government & Agency Obligations
(Cost $46,977,967)				45,226,251

Corporate Bonds–Other | 23.0% of portfolio

Communication Services | 0.9%
Magallanes, Inc. (a)	4.05	03/15/29	190,000	164,373
Magallanes, Inc. (a)	4.28	03/15/32	190,000	156,515
Magallanes, Inc. (a)	5.05	03/15/42	285,000	218,048
Magallanes, Inc. (a)	5.14	03/15/52	180,000	130,854
Magallanes, Inc. (a)	5.39	03/15/62	190,000	138,703
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	253,125	250,141
T-Mobile US, Inc.	3.00	02/15/41	200,000	141,125
Total Communication Services				1,199,759
Consumer Discretionary | 1.2%
Block Financial Corp.	2.50	07/15/28	145,000	123,251
Daimler Trucks Financial N.A. LLC (a)	3.50	04/07/25	340,000	326,154
Expedia Group, Inc.	4.63	08/01/27	330,000	316,587
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	142,528
Kohl's Corp.	5.55	07/17/45	530,000	333,900
Tractor Supply Co.	1.75	11/01/30	100,000	76,784
US Airways 2013 1A PTT	3.95	05/15/27	290,709	264,053
Total Consumer Discretionary				1,583,257
Consumer Staples | 1.2%
7-Eleven Inc. (a)	1.30	02/10/28	60,000	49,729
7-Eleven Inc. (a)	1.80	02/10/31	60,000	45,821
7-Eleven Inc. (a)	2.80	02/10/51	135,000	82,655
Campbell Soup Co.	2.38	04/24/30	250,000	208,043
JBS USA Finance, Inc. (a)	3.00	02/02/29	335,000	277,261
JBS USA Finance, Inc. (a)	4.38	02/02/52	530,000	374,670
Philip Morris International Inc.	5.75	11/17/32	310,000	316,022
Smithfield Foods, Inc. (a)	2.63	09/13/31	340,000	243,170
Total Consumer Staples				1,597,371
Energy | 2.2%
BP Capital Markets America Inc.	2.77	11/10/50	210,000	134,068
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	177,827
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	35,253
Cheniere Corpus Christi Holdings LLC	2.74	12/31/39	170,000	131,455
Energy Transfer Operating LP	3.75	05/15/30	318,000	280,376
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds–Other | 23.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 2.2% (Continued)
Energy Transfer Operating LP	6.00%	06/15/48	$420,000	$378,608
HF Sinclair Corp.	2.63	10/01/23	60,000	58,751
Marathon Oil Corp.	4.40	07/15/27	360,000	343,790
Midwest Connector Capital Co. LLC (a)	3.90	04/01/24	85,000	82,300
Midwest Connector Capital Co. LLC (a)	4.63	04/01/29	205,000	185,196
MPLX LP	1.75	03/01/26	80,000	71,310
MPLX LP	2.65	08/15/30	245,000	198,547
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	98,441
Phillips 66	2.15	12/15/30	260,000	208,176
Pioneer Natural Resources Co.	1.90	08/15/30	255,000	199,696
Targa Resources Corp.	5.20	07/01/27	260,000	254,834
Total Energy				2,838,628
Financials | 10.0%
Antares Holdings LP	3.95	07/15/26	375,000	324,317
Athene Global Funding (a)	2.95	11/12/26	120,000	108,264
Athene Holding Ltd.	3.95	05/25/51	300,000	202,427
Bank of America Corp.	4.83(b)	07/22/26	740,000	731,353
Bank of America Corp.	1.20(b)	10/24/26	200,000	177,806
Bank of America Corp.	4.95(b)	07/22/28	525,000	512,747
Bank of America Corp.	6.20(b)	11/10/28	150,000	154,871
Bank of America Corp.	2.50(b)	02/13/31	263,000	213,764
Bank of America Corp.	5.02(b)	07/22/33	445,000	422,479
CIT Group Inc.	3.93(b)	06/19/24	402,000	398,507
Citigroup Inc.	2.57(b)	06/03/31	870,000	703,647
Citigroup Inc.	6.27(b)	11/17/33	445,000	459,081
CoreStates Capital II (a)	4.73(b)	01/15/27	725,000	677,819
Fidus Investment Corp.	3.50	11/15/26	166,000	135,994
GA Global Funding Trust (a)	0.80	09/13/24	240,000	219,301
GA Global Funding Trust (a)	3.85	04/11/25	460,000	440,256
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	245,000	218,144
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	153,000	142,514
Goldman Sachs Group, Inc.	2.38(b)	07/21/32	365,000	283,207
Goldman Sachs Group, Inc.	2.91(b)	07/21/42	230,000	156,405
Goldman Sachs Group, Inc.	3.44(b)	02/24/43	255,000	187,368
J.P. Morgan Chase & Co.	2.08(b)	04/22/26	340,000	315,621
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	150,000	130,480
J.P. Morgan Chase & Co.	4.91(b)	07/25/33	185,000	176,143
Main Street Capital Corp.	3.00	07/14/26	743,000	640,321
Morgan Stanley	1.51(b)	07/20/27	200,000	173,558
Morgan Stanley	1.79(b)	02/13/32	510,000	383,296
Morgan Stanley	4.89(b)	07/20/33	170,000	159,719
Northern Trust Corp.	6.13	11/02/32	265,000	279,427
Owl Rock Capital Corp. III (a)	3.13	04/13/27	681,000	560,594
Owl Rock Core Income Corp. (a)	3.13	09/23/26	1,311,000	1,115,612
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	131,183
Owl Rock Technology Finance Corp.	2.50	01/15/27	366,000	298,359
Prudential Financial, Inc.	5.70(b)	09/15/48	75,000	71,625
Santander Holdings USA, Inc.	2.49(b)	01/06/28	298,000	255,679
Security Benefit Global Funding (a)	1.25	05/17/24	300,000	281,452
Wells Fargo & Co.	2.19(b)	04/30/26	210,000	195,438
Wells Fargo & Co.	3.53(b)	03/24/28	240,000	222,240
Wells Fargo & Co.	2.39(b)	06/02/28	445,000	392,752
Wells Fargo & Co.	2.57(b)	02/11/31	200,000	165,613
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds–Other | 23.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 10.0% (Continued)
Wells Fargo & Co.	3.07%(b)	04/30/41	$440,000	$313,848
Total Financials				13,133,231
Health Care | 0.7%
GE Healthcare Technologies Inc. (a)	5.60	11/15/25	225,000	226,386
GE Healthcare Technologies Inc. (a)	5.65	11/15/27	255,000	257,984
GE Healthcare Technologies Inc. (a)	5.91	11/22/32	270,000	279,774
HCA Healthcare, Inc.	3.50	07/15/51	228,000	146,277
Mylan Inc.	5.20	04/15/48	50,000	37,234
Total Health Care				947,655
Industrials | 1.4%
Ashtead Capital, Inc. (a)	1.50	08/12/26	240,000	204,814
Ashtead Capital, Inc. (a)	4.25	11/01/29	308,000	276,071
Ashtead Capital, Inc. (a)	2.45	08/12/31	200,000	154,388
BNSF Railway Co. (a)	3.44	06/16/28	358,951	336,527
Boeing Co. (The)	2.20	02/04/26	350,000	317,997
Delta Air Lines, Inc. (a)	7.00	05/01/25	250,000	255,485
Quanta Services, Inc.	2.35	01/15/32	260,000	197,426
Triton International Ltd.	3.25	03/15/32	175,000	135,109
Total Industrials				1,877,817
Information Technology | 1.1%
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	241,202
Oracle Corp.	6.25	11/09/32	275,000	287,821
Oracle Corp.	6.90	11/09/52	190,000	203,266
Qualcomm Inc.	6.00	05/20/53	170,000	180,552
VMware, Inc.	1.40	08/15/26	155,000	135,124
VMware, Inc.	4.70	05/15/30	200,000	186,043
VMware, Inc.	2.20	08/15/31	155,000	117,624
Western Digital Corp.	2.85	02/01/29	175,000	135,392
Total Information Technology				1,487,024
Materials | 1.3%
Celanese US Holdings LLC	6.05	03/15/25	515,000	512,996
Celanese US Holdings LLC	6.17	07/15/27	360,000	355,077
Celanese US Holdings LLC	6.33	07/15/29	260,000	252,627
Celanese US Holdings LLC	6.38	07/15/32	175,000	166,416
Glencore Funding LLC (a)	2.63	09/23/31	260,000	207,118
Glencore Funding LLC (a)	3.38	09/23/51	170,000	110,268
Silgan Holdings Inc. (a)	1.40	04/01/26	125,000	110,282
Total Materials				1,714,784
Real Estate | 0.3%
Host Hotels & Resorts, LP	4.50	02/01/26	150,000	143,730
VICI Properties LP	4.75	02/15/28	180,000	170,760
Total Real Estate				314,490
Utilities | 2.7%
Ameren Illinois Co.	5.90	12/01/52	175,000	190,025
Entergy Louisiana, LLC	3.78	04/01/25	325,000	312,133
Indianapolis Power & Light Co. (a)	5.65	12/01/32	260,000	266,652
National Fuel Gas Co.	5.50	01/15/26	80,000	79,588
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds–Other | 23.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 2.7% (Continued)
Pacific Gas & Electric Co.	4.25%	08/01/23	$644,000	$640,717
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	194,513
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	117,832
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	535,532
SCE Recovery Funding LLC	2.51	11/15/43	190,000	119,227
Southern California Edison Co.	1.10	04/01/24	370,000	351,412
Southern California Edison Co.	2.25	06/01/30	55,000	45,296
Southern California Edison Co.	4.50	09/01/40	200,000	170,781
Southern California Edison Co.	4.00	04/01/47	164,000	128,162
Southern California Edison Co.	3.65	02/01/50	214,000	156,289
TerraForm Power Operating LLC (a)	4.75	01/15/30	171,000	148,770
Total Utilities				3,456,929
Total Corporate Bonds–Other
(Cost $34,928,189)				30,150,945
Mortgage-Backed Securities | 22.3% of portfolio

Farm 2021-1 Mortgage Trust 21-1 (a)	2.18(b)	01/25/51	227,752	184,949
FHLMC QA7479	3.00	03/01/50	222,363	197,374
FHLMC QE2363	3.50	05/01/52	1,379,945	1,255,080
FHLMC SD1188	3.50	06/01/52	709,531	644,814
FHLMC SD1495	5.00	08/01/52	934,362	932,614
FHLMC SD7555	3.00	08/01/52	924,749	822,091
FHLMC SD8068	3.00	06/01/50	212,951	188,156
FHLMC SD8193	2.00	02/01/52	6,277,955	5,115,391
FHLMC SD8237	4.00	08/01/52	1,370,499	1,285,580
FNMA BN7662	3.50	07/01/49	88,571	81,451
FNMA CA4016	3.00	08/01/49	512,580	454,499
FNMA FM1000	3.00	04/01/47	923,884	824,117
FNMA FM4231	2.50	09/01/50	239,270	204,196
FNMA MA3691	3.00	07/01/49	146,039	129,172
FNMA MA3834	3.00	11/01/49	304,100	268,775
FNMA MA3960	3.00	03/01/50	140,253	123,822
FNMA MA3992	3.50	04/01/50	140,537	128,804
FNMA MA4048	3.00	06/01/50	637,280	562,791
FNMA MA4124	2.50	09/01/35	1,194,889	1,096,397
FNMA MA4179	2.00	11/01/35	3,878,556	3,459,487
FNMA MA4229	2.00	01/01/36	1,823,112	1,630,608
FNMA MA4254	1.50	02/01/51	2,707,254	2,090,779
FNMA MA4303	2.00	04/01/36	1,551,199	1,383,563
FNMA MA4418	2.00	09/01/36	2,594,322	2,313,882
FNMA MA4579	3.00	04/01/52	734,031	644,550
Freddie Mac STACR 21-HQA3 (a)	7.28(b)	09/25/41	1,000,000	854,118
GNMA 21-8	1.00	01/20/50	526,943	411,651
GNMA CK0445	4.00	02/15/52	1,334,455	1,269,505
GNMA G2786247	4.00	07/20/52	677,007	640,332
Total Mortgage-Backed Securities
(Cost $31,672,752)				29,198,548

Asset-Backed Securities | 9.2% of portfolio

American Credit Acceptance Receivables Trust 22-1B (a)	1.68	09/14/26	375,000	365,427
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	500,000	457,437
Avant Loans Funding Trust 21-REV1 (a)	1.21	07/15/30	500,000	476,220
Avant Loans Funding Trust 22-REV1 (a)	6.54	09/15/31	595,000	580,927
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	175,753	149,596
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Asset-Backed Securities | 9.2% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
CoreVest American Finance 20-4 (a)	1.17%	12/15/52	$127,162	$112,248
CoreVest American Finance 21-1 (a)	1.57	04/15/53	826,557	718,138
CoreVest American Finance 21-3 (a)	2.49	10/15/54	660,000	566,070
CPS Auto Trust 21-B (a)	0.81	12/15/25	112,304	111,539
Credit Acceptance Auto Loan Trust 20-1A (a)	2.39	04/16/29	159,857	159,227
Credit Acceptance Auto Loan Trust 20-2A (a)	1.37	07/16/29	116,290	115,129
Credit Acceptance Auto Loan Trust 20-3A (a)	1.24	10/15/29	285,250	279,360
Credit Acceptance Auto Loan Trust 21-2A (a)	0.96	02/15/30	320,000	307,742
Credito Real USA Auto Receivables Trust 21-1 (a)	1.35	02/16/27	263,021	257,074
DT Auto Owner Trust 20-3A (a)	0.91	12/16/24	42,195	42,070
FIC Funding 21-1 (a)	1.13	04/15/33	98,591	96,287
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	237,537	229,698
Firstkey Homes Trust 22-SFR2 (a)	4.25	07/17/39	323,172	305,145
Flagship Credit Auto Trust 21-3 (a)	0.36	07/15/27	197,937	191,678
FRTKL 21-SFR1 (a)	1.57	09/17/38	250,000	213,600
GLS Auto Receivables Trust 21-3A (a)	0.42	01/15/25	65,313	64,975
GLS Auto Receivables Trust 21-4 (a)	0.84	07/15/25	242,945	239,638
Gracie Point International Fund 21-1 (a)	4.87(b)	11/01/23	319,877	319,154
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	197,185	191,625
Oasis Securitisation 21-1A (a)	2.58	02/15/33	76,671	75,550
Oasis Securitisation 21-2A (a)	2.14	10/15/33	296,922	289,558
Oasis Securitisation 22-1A (a)	4.75	05/15/34	167,833	164,646
Oasis Securitisation 22-2A (a)	6.85	10/15/34	583,795	580,694
Oportun Funding 21-A (a)	1.21	03/08/28	300,000	279,353
Oportun Funding 21-B (a)	1.47	05/08/31	1,000,000	873,426
Oscar US Funding Trust 21-1A (a)	0.40	03/11/24	12,549	12,521
PenFed Auto Receivable Owner 22-A (a)	3.96	04/15/26	330,000	325,043
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	338,192	288,124
Progress Residential Trust 22-SFR3 (a)	3.20	04/17/39	250,000	226,612
Progress Residential Trust 22-SFR3 (a)	3.60	04/17/39	165,000	147,315
SBA Tower Trust (a)	2.84	01/15/25	230,000	216,779
SBA Tower Trust (a)	1.88	01/15/26	330,000	290,228
SBA Tower Trust (a)	1.63	11/15/26	580,000	492,581
SBA Tower Trust (a)	6.60	01/15/28	210,000	209,487
SBA Tower Trust (a)	2.59	10/15/31	430,000	330,061
Upstart Securitization Trust 21-3 (a)	0.83	07/20/31	66,354	64,982
Upstart Securitization Trust 21-4 (a)	0.84	09/20/31	152,505	147,628
Westgate Resorts 22-1A (a)	2.29	08/20/36	300,183	282,333
Westlake Automobile Receivable Trust 20-3A (a)	0.78	11/17/25	124,539	123,892
Total Asset-Backed Securities
(Cost $12,916,028)				11,970,817

Yankee Bonds | 4.9% of portfolio

Aircastle Ltd. (a)	5.25	08/11/25	206,000	198,117
Aptiv PLC	3.10	12/01/51	280,000	165,476
Avolon Holdings Funding Ltd. (a)	5.13	10/01/23	500,000	494,380
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	800,000	760,562
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	500,000	401,367
Barclays PLC	7.33(b)	11/02/26	370,000	383,244
Cenovus Energy Inc.	5.25	06/15/37	395,000	359,831
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	550,000	516,985
Lenovo Group Ltd. (a)	5.83	01/27/28	370,000	357,181
Lenovo Group Ltd. (a)	3.42	11/02/30	805,000	638,367
Nissan Motor Co., Ltd. (a)	3.52	09/17/25	230,000	213,647
Nissan Motor Co., Ltd. (a)	1.85	09/16/26	260,000	217,058
Nissan Motor Co., Ltd. (a)	2.45	09/15/28	435,000	338,022
Nissan Motor Co., Ltd. (a)	4.81	09/17/30	200,000	169,734
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Yankee Bonds | 4.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Petronas Capital Ltd. (a)	3.40%	04/28/61	$360,000	$247,766
Syngenta Finance NV (a)	4.44	04/24/23	230,000	228,970
Syngenta Finance NV (a)	4.89	04/24/25	530,000	513,323
Var Energi ASA (a)	7.50	01/15/28	200,000	203,721
Total Yankee Bonds
(Cost $7,284,845)				6,407,751
Municipal Bonds | 2.5% of portfolio

Arizona | 0.2%
Pinal County Arizona Revenue Obligation	1.05	08/01/24	120,000	113,375
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	98,254
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	93,079
Total Arizona				304,708
California | 1.3%
City of Chula Vista California Pension Obligation	1.16	06/01/27	130,000	109,725
City of Chula Vista California Pension Obligation	1.41	06/01/28	130,000	107,002
City of Chula Vista California Pension Obligation	1.63	06/01/29	160,000	128,805
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	163,149
City of Los Angeles California Department of Airports	1.25	05/15/28	200,000	164,941
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	800,378
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	134,054
San Francisco California City & County Airports	3.35	05/01/51	100,000	67,795
Total California				1,675,849
Colorado | 0.2%
Regional Transportation District Colorado	1.18	11/01/27	175,000	148,309
Regional Transportation District Colorado	1.33	11/01/28	150,000	123,563
Total Colorado				271,872
New Jersey | 0.4%
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	575,000	475,554
Total New Jersey				475,554
Texas | 0.3%
Harris County Texas Cultural Education Facilities Finance Corp.	3.34	11/15/37	275,000	222,128
North Texas Tollway Authority Revenue	3.01	01/01/43	150,000	112,220
San Antonio Texas Electric & Gas	2.91	02/01/48	150,000	105,575
Total Texas				439,923
West Virginia | 0.1%
West Virginia State University Revenues	3.01	10/01/41	150,000	110,974
Total West Virginia				110,974
Total Municipal Bonds
(Cost $4,104,066)				3,278,880

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.4% of portfolio

Energy | 0.1%
Petroleos Mexicanos	4.43(b)	04/15/25	178,750	178,193
Total Energy				178,193
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2022  |  (Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 0.3%
Thirax 1 LLC	0.97%	01/14/33	$431,451	$354,853
Total Financials				354,853
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $610,098)				533,046
Money Market Fund | 3.2% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	4.12(c)		4,226,719	4,226,719
Total Money Market Fund
(Cost $4,226,719)				4,226,719
Total Investments in Securities
(Cost $142,720,664) | 100.0%				$130,992,957
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $27,472,491 and represents 21.0% of total investments.
(b)	Variable coupon rate as of December 31, 2022.
(c)	7-day yield at December 31, 2022.
LLC -Limited Liability Company
N.A. -North America
LP -Limited Partnership
FHLMC -Federal Home Loan Mortgage Corporation
PLC -Public Limited Company
NV -Naamloze Vennottschap
ASA -Allmennaksjeselskap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Rural America Growth & Income Fund  |  December 31, 2022

Common Stocks | 55.5% of portfolio
	Shares	Value
Communication Services | 0.4%
Media
Cable One, Inc.	39	$27,763
Total Communication Services		27,763
Consumer Discretionary | 7.2%
Hotels, Restaurants & Leisure
Choice Hotels International, Inc.	925	104,192
Leisure Products
Malibu Boats, Inc. Class A (a)	942	50,209
Multiline Retail
Dollar General Corp.	301	74,121
Ollie's Bargain Outlet Holdings, Inc. (a)	512	23,982
Specialty Retail
ARKO Corp.	4,249	36,796
Lowe's Companies, Inc.	276	54,990
O'Reilly Automotive, Inc. (a)	133	112,256
Tractor Supply Co.	318	71,541
Total Consumer Discretionary		528,087
Consumer Staples | 2.1%
Food Products
Hershey Co. (The)	687	159,089
Total Consumer Staples		159,089
Energy | 2.4%
Oil, Gas & Consumable Fuels
Chevron Corp.	330	59,232
ConocoPhillips	477	56,286
Marathon Petroleum Corp.	545	63,432
Total Energy		178,950
Financials | 7.8%
Banks
FB Financial Corp.	835	30,177
Glacier Bancorp, Inc.	1,412	69,781
SouthState Corp.	597	45,587
Truist Financial Corp.	2,605	112,093
Capital Markets
CME Group, Inc.	670	112,667
Intercontinental Exchange, Inc.	827	84,842
Insurance
Allstate Corp.	156	21,154
American International Group, Inc.	715	45,216
Chubb Ltd.	232	51,179
Total Financials		572,696
Health Care | 8.1%
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	1,222	83,658
Stryker Corp.	547	133,736
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	597	61,384
Centene Corp. (a)	1,104	90,539
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Rural America Growth & Income Fund  |  December 31, 2022  |
(Continued)
Common Stocks | 55.5% of portfolio (Continued)
	Shares	Value
Health Care | 8.1% (Continued)
Life Sciences Tools & Services
IQVIA Holdings Inc. (a)	377	$77,244
Pharmaceuticals
Zoetis Inc.	1,026	150,360
Total Health Care		596,921
Industrials | 9.7%
Air Freight & Logistics
Air Transport Services Group, Inc. (a)	2,117	55,000
Commercial Services & Supplies
Casella Waste Systems, Inc. Class A (a)	691	54,803
Machinery
Cummins Inc.	212	51,365
Deere & Co.	457	195,943
Xylem, Inc.	233	25,763
Road & Rail
CSX Corp.	2,972	92,072
J.B. Hunt Transport Services, Inc.	299	52,134
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	518	65,284
Fastenal Co.	2,544	120,382
Total Industrials		712,746
Information Technology | 11.6%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	827	70,940
Corning Inc.	3,319	106,009
Trimble Inc. (a)	1,329	67,194
IT Services
Block, Inc. (a)	601	37,767
Jack Henry & Associates, Inc.	866	152,035
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	1,051	80,023
Software
ANSYS, Inc. (a)	423	102,193
Paycom Software, Inc. (a)	454	140,881
Tyler Technologies, Inc. (a)	311	100,269
Total Information Technology		857,311
Materials | 1.7%
Chemicals
Sherwin-Williams Co. (The)	271	64,316
Construction Materials
Vulcan Materials Co.	360	63,040
Total Materials		127,356
Real Estate | 4.5%
Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	701	148,514
Community Healthcare Trust Inc.	696	24,917
Crown Castle International Corp.	1,037	140,658
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Rural America Growth & Income Fund  |  December 31, 2022  |
(Continued)
Common Stocks | 55.5% of portfolio (Continued)
			Shares	Value
Real Estate | 4.5% (Continued)
Uniti Group Inc.			2,828	$15,639
Total Real Estate				329,728
Total Common Stocks
(Cost $ 4,414,713)				4,090,647
U.S. Government & Agency Obligations | 18.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount
Federal Farm Credit Bank	0.52%	10/21/25	$200,000	179,096
Federal Farm Credit Bank	3.32	02/25/26	200,000	194,665
Federal Farm Credit Bank	1.20	04/28/27	195,000	171,254
Federal Farm Credit Bank	3.37	09/15/27	120,000	116,587
Federal Farm Credit Bank	3.43	12/06/28	62,000	59,411
Federal Farm Credit Bank	4.00	09/27/29	200,000	195,932
Federal Farm Credit Bank	3.50	09/01/32	50,000	46,370
Tennessee Valley Authority	2.88	09/15/24	99,000	95,950
Tennessee Valley Authority	0.75	05/15/25	88,000	80,418
Tennessee Valley Authority	7.12	05/01/30	95,000	110,070
Tennessee Valley Authority	1.50	09/15/31	135,000	105,930
Total U.S. Government & Agency Obligations
(Cost $ 1,438,817)				1,355,683

Corporate Bonds–Other | 13.0% of portfolio

Communication Services | 1.2%
DISH DBS Corp. (b)	5.25	12/01/26	57,000	48,013
T-Mobile USA, Inc.	3.75	04/15/27	44,000	41,443
Total Communication Services				89,456
Consumer Discretionary | 1.2%
Choice Hotels International, Inc.	3.70	01/15/31	25,000	21,192
Kohl's Corp.	3.25	02/01/23	8,000	7,940
Kohl's Corp.	4.25	07/17/25	22,000	20,625
Tractor Supply Co.	1.75	11/01/30	44,000	33,785
Total Consumer Discretionary				83,542
Consumer Staples | 0.4%
Bunge Limited Finance Corp.	3.75	09/25/27	10,000	9,337
Dollar General Corp.	4.15	11/01/25	22,000	21,513
Total Consumer Staples				30,850
Energy | 0.1%
Murphy Oil Corp.	6.38	07/15/28	3,000	2,888
Total Energy				2,888
Financials | 5.6%
American Tower Corp.	3.95	03/15/29	60,000	55,311
Chubb INA Holdings Inc.	3.15	03/15/25	36,000	34,762
Cincinnati Financial Corp.	6.92	05/15/28	25,000	26,680
Globe Life Inc.	4.55	09/15/28	33,000	31,981
Intercontinental Exchange, Inc.	3.75	12/01/25	78,000	75,791
M&T Bank Corp.	3.55	07/26/23	58,000	57,572
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Rural America Growth & Income Fund  |  December 31, 2022  |
(Continued)
Corporate Bonds–Other | 13.0% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 5.6% (Continued)
Metlife, Inc.	3.00%	03/01/25	$42,000	$40,326
Truist Bank	3.69 (c)	08/02/24	60,000	59,453
Truist Financial Corp.	3.87	03/19/29	35,000	32,274
Total Financials				414,150
Health Care | 1.6%
CVS Health Corp.	1.30	08/21/27	26,000	22,012
Laboratory Corporation of America Holdings	2.30	12/01/24	20,000	18,914
Laboratory Corporation of America Holdings	1.55	06/01/26	43,000	38,084
Zoetis Inc.	5.40	11/14/25	40,000	40,799
Total Health Care				119,809
Industrials | 0.7%
CNH Industrial Capital LLC	1.45	07/15/26	17,000	14,982
J.B. Hunt Transport Services, Inc.	3.88	03/01/26	23,000	22,271
John Deere Capital Corp.	2.65	06/24/24	15,000	14,546
Total Industrials				51,799
Information Technology | 0.3%
Micron Technology, Inc.	4.66	02/15/30	26,000	23,581
Total Information Technology				23,581
Materials | 1.1%
Martin Marietta Materials, Inc.	3.50	12/15/27	9,000	8,328
Mosaic Co.	4.05	11/15/27	22,000	20,715
Steel Dynamics, Inc.	2.40	06/15/25	27,000	25,317
Vulcan Materials Co.	3.50	06/01/30	32,000	28,187
Total Materials				82,547
Real Estate | 0.2%
Crown Castle International Corp.	3.80	02/15/28	18,000	16,729
Total Real Estate				16,729
Utilities | 0.6%
Black Hills Corp.	4.25	11/30/23	45,000	44,747
Total Utilities				44,747
Total Corporate Bonds–Other
(Cost $ 1,060,629)				960,098
Asset-Backed Securities | 3.0% of portfolio

CNH Equipment Trust 22-A	2.39	08/15/25	96,476	95,075
SBA Tower Trust (b)	1.63	11/15/26	60,000	50,957
SBA Tower Trust (b)	2.59	10/15/31	52,000	39,914
SBA Tower Trust (b)	2.84	01/15/25	35,000	32,988
Total Asset-Backed Securities
(Cost $ 244,616)				218,934

Municipal Bonds | 1.5% of portfolio

Kansas | 0.1%
City of Wichita, Kansas Water & Sewer Utility Revenue	3.00	10/01/24	10,000	9,733
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Rural America Growth & Income Fund  |  December 31, 2022  |
(Continued)
Municipal Bonds | 1.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Montana | 0.2%
Yellowstone County School District No. 2 Billings	2.22%	06/15/32	$15,000	$11,880
Pennsylvania | 0.5%
Geisinger Health System Revenue	2.25	04/01/27	20,000	17,918
New Castle Sanitation Authority	1.16	06/01/25	25,000	22,911
Total Pennsylvania				40,829
Texas | 0.4%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	30,000	27,700
Washington | 0.3%
Northwest Open Access Network Revenue	1.68	12/01/27	30,000	24,485
Total Municipal Bonds
(Cost $ 131,547)				114,627
Mortgage-Backed Securities | 1.2% of portfolio

Farm 2021-1 Mortgage Trust 21-1 (b)	2.18(c)	01/25/51	26,794	21,759
Freddie Mac Multiclass Certificates 21-P009	1.13	01/25/31	45,526	38,900
GNMA II POOL 785401	2.50	10/20/50	29,559	24,872
Total Mortgage-Backed Securities
(Cost $ 103,164)				85,531
Money Market Fund | 7.4% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund	4.12%(d)		542,698	542,698
Total Money Market Fund
(Cost $ 542,698)				542,698
Total Investments in Securities
(Cost $7,936,184) | 100.0%				$7,368,218
(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $193,631 and represents 2.6% of total investments.
(c)	Variable coupon rate as of December 31, 2022.
(d)	7-day yield at December 31, 2022.
CME -Chicago Mercantile Exchange
LLC -Limited Liability Company
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  December 31, 2022

	Cost	Value
Investment	$39,747,203	$191,800,417
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors.  As of December 31, 2022, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.65%.  See the Appendix for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  December 31, 2022

Common Stocks | 97.8% of portfolio
	Shares	Value
Communication Services | 4.3%
Interactive Media & Services
Alphabet, Inc., Class C (a)	324,320	$28,776,913
Meta Platforms, Inc., Class A (a)	87,700	10,553,818
Total Communication Services		39,330,731
Consumer Discretionary | 6.7%
Hotels, Restaurants & Leisure
McDonald's Corp.	57,197	15,073,126
Multiline Retail
Target Corp.	39,800	5,931,792
Specialty Retail
Home Depot, Inc.	37,018	11,692,505
TJX Companies, Inc. (The)	143,600	11,430,560
Ulta Beauty, Inc. (a)	37,256	17,475,672
Total Consumer Discretionary		61,603,655
Consumer Staples | 1.0%
Food Products
Kraft Heinz Co. (The)	228,300	9,294,093
Total Consumer Staples		9,294,093
Energy | 7.7%
Oil, Gas & Consumable Fuels
Chevron Corp.	166,300	29,849,187
ConocoPhillips	238,100	28,095,800
Hess Corp.	94,800	13,444,536
Total Energy		71,389,523
Financials | 17.4%
Banks
Bank of America Corp.	618,502	20,484,786
Citigroup, Inc.	274,739	12,426,445
JPMorgan Chase & Co.	258,991	34,730,693
Truist Financial Corp.	355,600	15,301,468
Capital Markets
Goldman Sachs Group, Inc.	76,774	26,362,656
Insurance
Allstate Corp.	95,784	12,988,310
American International Group, Inc.	339,594	21,475,925
Chubb Ltd.	79,138	17,457,843
Total Financials		161,228,126
Health Care | 22.7%
Biotechnology
AbbVie Inc.	208,363	33,673,545
Health Care Equipment & Supplies
Abbott Laboratories	296,856	32,591,820
Boston Scientific Corp. (a)	452,396	20,932,363
Health Care Providers & Services
Centene Corp. (a)	329,397	27,013,848
Cigna Corp.	81,814	27,108,251
Common Stocks | 97.8% of portfolio (Continued)
	Shares	Value
Health Care | 22.7% (Continued)
Pharmaceuticals
Bristol-Myers Squibb Co.	217,701	$15,663,587
Merck & Co., Inc.	187,682	20,823,318
Pfizer, Inc.	361,099	18,502,713
Royalty Pharma PLC, Class A	346,484	13,693,047
Total Health Care		210,002,492
Industrials | 17.2%
Aerospace & Defense
Northrop Grumman Corp.	47,131	25,715,145
Electrical Equipment
Eaton Corp. PLC	88,887	13,950,815
Industrial Conglomerates
Honeywell International, Inc.	165,573	35,482,294
Machinery
Deere & Co.	46,800	20,065,968
Parker-Hannifin Corp.	94,222	27,418,602
Professional Services
Leidos Holdings Inc.	161,117	16,947,897
Road & Rail
CSX Corp.	619,182	19,182,258
Total Industrials		158,762,979
Information Technology | 10.3%
Electronic Equipment, Instruments & Components
Corning Inc.	255,600	8,163,864
IT Services
Fiserv, Inc. (a)	177,700	17,960,139
Visa Inc., Class A	101,298	21,045,673
Semiconductors & Semiconductor Equipment
Lam Research Corp.	11,300	4,749,390
NXP Semiconductors NV	71,863	11,356,510
Software
Microsoft Corp.	135,314	32,451,003
Total Information Technology		95,726,579
Materials | 7.8%
Chemicals
Dow Inc.	193,281	9,739,430
DuPont de Nemours, Inc.	259,878	17,835,427
Containers & Packaging
Avery Dennison Corp.	147,987	26,785,647
Metals & Mining
Freeport-McMoRan Inc.	473,700	18,000,600
Total Materials		72,361,104
Real Estate | 2.7%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	52,301	5,244,221

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  December 31, 2022  |  (Continued)
Common Stocks | 97.8% of portfolio (Continued)
	Shares	Value
Real Estate | 2.7% (Continued)
VICI Properties Inc.	611,935	$19,826,694
Total Real Estate		25,070,915
Total Common Stocks
(Cost $534,090,677)		904,770,197
Money Market Fund | 2.2% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12% (b)	20,549,021	20,549,021
Total Money Market Fund
(Cost $20,549,021)		20,549,021
Total Investments in Securities
(Cost $554,639,698) | 100.0%		$925,319,218
(a)	Non-income producing.
(b)	7-day yield at December 31, 2022.
PLC -Public Limited Company
NV -Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  December 31, 2022

Common Stocks | 98.6% of portfolio
	Shares	Value
Communication Services | 11.7%
Entertainment
Live Nation Entertainment, Inc. (a)	18,434	$1,285,587
Netflix, Inc. (a)	10,131	2,987,429
Spotify Technology SA (a)	15,973	1,261,069
Interactive Media & Services
Alphabet, Inc., Class C (a)	13,366	1,185,965
Alphabet, Inc., Class A (a)	178,940	15,787,876
Meta Platforms, Inc., Class A (a)	24,489	2,947,006
IAC/InterActiveCorp (a)	13,554	601,798
Match Group, Inc. (a)	16,364	678,943
Media
Trade Desk, Inc. (The), Class A (a)	16,586	743,550
Total Communication Services		27,479,223
Consumer Discretionary | 16.0%
Automobiles
Rivian Automotive, Inc. (a)	176,674	3,256,102
Hotels, Restaurants & Leisure
Booking Holdings, Inc. (a)	1,486	2,994,706
Chipotle Mexican Grill, Inc. (a)	1,262	1,751,012
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	181,780	15,269,520
Coupang, Inc. (a)	77,837	1,144,982
Leisure Products
Peloton Interactive, Inc. (a)	115,683	918,523
Multiline Retail
Dollar General Corp.	14,914	3,672,573
Specialty Retail
Ross Stores, Inc.	48,609	5,642,047
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	3,275	1,049,244
NIKE, Inc., Class B	14,857	1,738,418
Total Consumer Discretionary		37,437,127
Consumer Staples | 1.1%
Beverages
Monster Beverage Corp. (a)	26,700	2,710,851
Total Consumer Staples		2,710,851
Health Care | 21.9%
Biotechnology
Vertex Pharmaceuticals, Inc. (a)	8,025	2,317,459
Health Care Equipment & Supplies
Becton, Dickinson & Co.	14,217	3,615,383
Insulet Corp. (a)	6,085	1,791,363
Intuitive Surgical, Inc. (a)	20,866	5,536,793
Stryker Corp.	23,818	5,823,263
Health Care Providers & Services
Cigna Corp.	28,271	9,367,313
Humana, Inc.	6,217	3,184,286
UnitedHealth Group, Inc.	22,351	11,850,053
Common Stocks | 98.6% of portfolio (Continued)
	Shares	Value
Health Care | 21.9% (Continued)
Life Sciences Tools & Services
Avantor, Inc. (a)	75,830	$1,599,255
Illumina, Inc. (a)	2,251	455,152
Pharmaceuticals
Daiichi Sankyo Co., Ltd. ADR	39,816	1,281,677
Eli Lilly & Co.	12,300	4,499,832
Total Health Care		51,321,829
Industrials | 1.7%
Machinery
Ingersoll Rand Inc.	59,612	3,114,727
Road & Rail
Old Dominion Freight Line, Inc.	2,897	822,110
Total Industrials		3,936,837
Information Technology | 46.2%
Communications Equipment
Arista Networks, Inc. (a)	24,500	2,973,075
Electronic Equipment, Instruments & Components
Amphenol Corp., Class A	49,443	3,764,590
IT Services
Accenture PLC, Class A	4,861	1,297,109
Affirm Holdings, Inc. (a)	26,879	259,920
Fiserv, Inc. (a)	77,161	7,798,662
Global Payments, Inc.	27,323	2,713,720
Mastercard Inc., Class A	19,217	6,682,328
MongoDB, Inc. (a)	5,861	1,153,679
Visa Inc., Class A	28,864	5,996,785
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	22,160	1,435,303
ASML Holding NV ADR	9,406	5,139,439
NVIDIA Corp.	31,110	4,546,415
Software
Atlassian Corp., Class A (a)	13,323	1,714,404
Cadence Design Systems, Inc. (a)	16,200	2,602,368
Fortinet, Inc. (a)	20,063	980,880
HashiCorp, Inc., Class A (a)	8,886	242,943
Intuit, Inc.	21,711	8,450,355
Microsoft Corp.	112,140	26,893,415
salesforce.com, Inc. (a)	36,775	4,875,997
ServiceNow, Inc. (a)	9,433	3,662,551
Technology Hardware, Storage & Peripherals
Apple, Inc.	117,522	15,269,634
Total Information Technology		108,453,572
Total Common Stocks
(Cost $183,894,192)		231,339,439

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2022  |  (Continued)
Money Market Fund | 1.4% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12% (b)	3,293,574	$3,293,574
Total Money Market Fund
(Cost $3,293,574)		3,293,574
Total Investments in Securities
(Cost $187,187,766) | 100.0%		$234,633,013
(a)	Non-income producing.
(b)	7-day yield at December 31, 2022.
SA -Sociedad Anonima or Societe Anonyme
ADR -American Depositary Receipt
PLC -Public Limited Company
NV -Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  December 31, 2022

Common Stocks | 97.7% of portfolio
	Shares	Value
Australia | 4.1%
BHP Group Ltd. ADR	47,204	$2,929,008
Woodside Energy Group Ltd.	17,059	412,999
Total Australia		3,342,007
Brazil | 0.5%
Ambev SA ADR	103,138	280,535
XP Inc., Class A (a)	10,753	164,951
Total Brazil		445,486
Britain | 7.6%
Rio Tinto PLC	32,008	2,252,851
Shell PLC	79,456	2,239,930
Standard Chartered PLC	231,807	1,728,936
Total Britain		6,221,717
Canada | 4.4%
Alimentation Couche-Tard Inc.	28,800	1,265,583
Canadian National Railway Co.	8,152	969,110
Manulife Financial Corp.	78,000	1,391,211
Total Canada		3,625,904
China | 2.9%
CSPC Pharmaceutical Group Ltd.	174,000	181,147
ENN Energy Holdings Ltd.	26,217	366,200
Haier Smart Home Co., Ltd.	118,148	401,004
Tencent Holdings Ltd.	21,400	907,368
Zhejiang Sanhua Intelligent Controls Co., Ltd.	174,900	533,880
Total China		2,389,599
Denmark | 0.9%
Novozymes A/S, Class B	14,743	747,967
Total Denmark		747,967
France | 11.7%
Air Liquide SA	8,016	1,137,753
Dassault Systèmes SE	34,284	1,232,841
Kering SA	2,378	1,210,230
L’Oréal SA	9,197	3,293,423
Schneider Electric SE	19,067	2,677,666
Total France		9,551,913
Germany | 10.0%
Allianz SE REG	12,135	2,591,522
Infineon Technologies AG	95,148	2,891,727
SAP SE ADR	13,327	1,375,213
Symrise AG	12,037	1,307,278
Total Germany		8,165,740
Common Stocks | 97.7% of portfolio (Continued)
	Shares	Value
Hong Kong | 3.9%
AIA Group Ltd.	288,200	$3,182,703
Total Hong Kong		3,182,703
India | 1.0%
HDFC Bank Ltd. ADR	12,169	832,481
Total India		832,481
Indonesia | 0.4%
PT Telkom Indonesia (Persero) Tbk. ADR	13,191	314,605
Total Indonesia		314,605
Japan | 17.7%
Chugai Pharmaceutical Co., Ltd.	67,600	1,724,256
Daifuku Co., Ltd.	18,900	881,007
FANUC Corp.	4,400	658,445
Keyence Corp.	3,200	1,242,382
Komatsu Ltd.	57,900	1,251,457
Kubota Corp.	84,800	1,158,490
Nitori Holdings Co., Ltd.	9,500	1,241,293
Shimano, Inc.	6,400	1,011,321
Shionogi & Co., Ltd.	28,000	1,397,007
Shiseido Co., Ltd.	26,700	1,308,665
Sysmex Corp.	15,800	953,855
Unicharm Corp.	43,200	1,653,965
Total Japan		14,482,143
Mexico | 0.6%
Fomento Economico Mexicano, SAB de CV ADR	6,050	472,626
Total Mexico		472,626
Netherlands | 2.2%
Adyen NV (a)	1,291	1,792,229
Total Netherlands		1,792,229
Republic of South Korea | 1.2%
Samsung Electronics Co., Ltd. GDR	866	959,275
Total Republic of South Korea		959,275
Russia | 0.0%
LUKOIL PJSC	6,253	0
Yandex NV, Class A (a)	4,239	0
Total Russia		0
Singapore | 3.8%
DBS Group Holdings Ltd.	121,915	3,085,864
Total Singapore		3,085,864

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  December 31, 2022  |  (Continued)
Common Stocks | 97.7% of portfolio (Continued)
	Shares	Value
Spain | 2.2%
Banco Bilboa Vizcaya Argentaria SA	299,490	$1,803,908
Total Spain		1,803,908
Sweden | 9.4%
Alfa Laval AB	49,106	1,420,506
Atlas Copco AB, Class A	238,753	2,828,840
Epiroc AB, Class A	74,699	1,360,202
Skandinaviska Enskilda Banken AB, Class A	182,243	2,098,140
Total Sweden		7,707,688
Switzerland | 10.7%
Alcon Inc.	22,943	1,572,743
Lonza Group AG REG	3,813	1,871,708
Nestlé SA ADR	12,490	1,442,712
Roche Holding AG REG	9,120	2,865,844
Sonova Holding AG REG	4,214	1,000,819
Total Switzerland		8,753,826
Taiwan | 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,996	595,622
Total Taiwan		595,622
Common Stocks | 97.7% of portfolio (Continued)
	Shares	Value
United States of America | 1.8%
Linde PLC	4,455	$1,452,157
Total United States of America		1,452,157
Total Common Stocks
(Cost $67,654,172)		79,925,460
Money Market Fund | 2.3% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12% (b)	1,915,024	1,915,024
Total Money Market Fund
(Cost $1,915,024)		1,915,024
Total Investments in Securities
(Cost $69,569,196) | 100.0%		$81,840,484

(a)	Non-income producing.
(b)	7-day yield at December 31, 2022.
ADR -American Depositary Receipt
SA -Sociedad Anonima or Societe Anonyme
PLC -Public Limited Company
A/S -Aktieselskab
SE -Societas Europaea
REG -Registered Shares
AG -Aktiengesellschaft
Tbk. -Terbuka
SAB de CV -Sociedad Anonima Bursatil de Capital Variable
SAB -Sociedad Anonima Bursatil
NV -Naamloze Vennottschap
GDR -Global Depositary Receipt
AB -Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  December 31, 2022

Common Stocks | 98.0% of portfolio
	Shares	Value
Communication Services | 2.1%
Interactive Media & Services
Ziff Davis, Inc. (a)	62,726	$4,961,627
Total Communication Services		4,961,627
Consumer Discretionary | 8.8%
Hotels, Restaurants & Leisure
Hilton Grand Vacations Inc. (a)	110,400	4,254,816
Household Durables
MDC Holdings, Inc.	134,288	4,243,501
Leisure Products
Malibu Boats, Inc., Class A (a)	88,100	4,695,730
Topgolf Callaway Brands Corp. (a)	204,351	4,035,932
Specialty Retail
ARKO Corp.	455,000	3,940,300
Total Consumer Discretionary		21,170,279
Energy | 3.5%
Oil, Gas & Consumable Fuels
Northern Oil and Gas, Inc.	145,600	4,487,392
SM Energy Co.	113,100	3,939,273
Total Energy		8,426,665
Financials | 17.8%
Banks
Atlantic Union Bankshares Corp.	141,992	4,989,599
Cadence Bank	145,250	3,581,865
Eastern Bankshares, Inc.	335,300	5,783,925
FB Financial Corp.	152,959	5,527,938
Glacier Bancorp, Inc.	138,216	6,830,635
Live Oak Bancshares, Inc.	59,900	1,808,980
Umpqua Holdings Corp.	163,000	2,909,550
Consumer Finance
Encore Capital Group, Inc. (a)	130,383	6,250,561
Insurance
Kinsale Capital Group, Inc.	19,426	5,080,287
Total Financials		42,763,340
Health Care | 14.1%
Biotechnology
Twist Bioscience Corp. (a)	61,977	1,475,672
Health Care Equipment & Supplies
Enovis Corp. (a)	61,576	3,295,548
Envista Holdings Corp. (a)	139,400	4,693,598
Integer Holdings Corp. (a)	76,970	5,269,366
NuVasive, Inc. (a)	103,200	4,255,968
STAAR Surgical Co. (a)	35,236	1,710,355
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	53,087	5,458,405
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	37,150	7,891,032
Total Health Care		34,049,944
Common Stocks | 98.0% of portfolio (Continued)
	Shares	Value
Industrials | 24.3%
Aerospace & Defense
Triumph Group, Inc. (a)	361,100	$3,798,772
Building Products
Hayward Holdings, Inc. (a)	317,200	2,981,680
Construction & Engineering
Comfort Systems USA, Inc.	61,888	7,122,071
Dycom Industries, Inc. (a)	17,400	1,628,640
Electrical Equipment
Atkore Inc. (a)	84,200	9,549,964
EnerSys	36,035	2,660,824
Machinery
ESAB Corp.	57,176	2,682,698
Federal Signal Corp.	186,594	8,671,023
John Bean Technologies Corp.	16,400	1,497,812
Professional Services
CACI International Inc., Class A (a)	8,371	2,516,239
Road & Rail
Werner Enterprises, Inc.	141,733	5,706,171
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	77,326	9,745,396
Total Industrials		58,561,290
Information Technology | 16.9%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	63,162	5,418,037
Itron, Inc. (a)	51,377	2,602,245
IT Services
CSG Systems International, Inc.	61,670	3,527,524
TaskUs, Inc., Class A (a)	205,100	3,466,190
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	67,486	5,138,384
Software
Altair Engineering Inc., Class A (a)	101,177	4,600,518
Descartes Systems Group Inc. (The) (a)	101,770	7,088,281
Model N, Inc. (a)	134,900	5,471,544
Verint Systems Inc. (a)	93,726	3,400,379
Total Information Technology		40,713,102
Materials | 7.1%
Chemicals
Avient Corp.	170,627	5,760,368
Ingevity Corp. (a)	43,641	3,074,072
Construction Materials
Summit Materials, Inc., Class A (a)	289,609	8,222,001
Total Materials		17,056,441

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2022  |  (Continued)
Common Stocks | 98.0% of portfolio (Continued)
	Shares	Value
Real Estate | 3.4%
Equity Real Estate Investment Trusts (REITs)
Community Healthcare Trust Inc.	78,900	$2,824,620
Easterly Government Properties, Inc.	229,311	3,272,268
Uniti Group Inc.	390,700	2,160,571
Total Real Estate		8,257,459
Total Common Stocks
(Cost $200,764,396)		235,960,147
Stock Warrants | less than 0.1% of portfolio
Industrials | 0.0%
Aerospace & Defense
Triumph Group, Inc.	108,330	72,581
Total Stock Warrants
(Cost $0)		72,581

Money Market Fund | 2.0% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 4.12% (b)	4,825,344	$4,825,344
Total Money Market Fund
(Cost $4,825,344)		4,825,344
Total Investments in Securities
(Cost $205,589,740) | 100.0%		$240,858,072

(a)	Non-income producing.
(b)	7-day yield at December 31, 2022.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
December 31, 2022

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $206,000,711, $71,921,611, $499,105,065, $142,720,664, $7,936,184, $40,012,896, $554,639,698, $187,187,766, $69,569,196 and $205,589,740, respectively)	$206,000,711	$68,358,115	$478,081,230
Investment securities sold receivable	—	—	—
Dividends, interest, and tax reclaims receivable	329,945	291,486	3,268,263
Capital shares sold receivable	2,517,367	12,041	316,076
Prepaid expenses	17,681	9,909	25,082
Due from Homestead Advisers	—	—	—
Total Assets	208,865,704	68,671,551	481,690,651
Liabilities
Investment securities purchased payable	3,939,839	895,311	—
Accrued expenses payable	39,699	11,815	159,970
Independent Director/Trustee's deferred compensation payable	81,698	34,047	194,818
Capital shares redeemed payable	173,178	21,259	194,569
Dividends payable	3,568	—	27,373
Due to Homestead Advisers	67,370	38,368	305,314
Total Liabilities	4,305,352	1,000,800	882,044
Net Assets	$204,560,352	$67,670,751	$480,808,607
Net Assets Consist Of:
Distributable earnings (losses)	(79,009)	(5,056,755)	(42,325,395)
Paid-in-capital applicable to outstanding shares of 204,639,712, 13,894,608, 99,871,754, 29,176,880, 809,426, 6,881,477, 19,987,500, 22,573,350, 9,262,231 and 10,592,228, respectively	204,639,361	72,727,506	523,134,002
Net Assets	$204,560,352	$67,670,751	$480,808,607
Net Asset Value Per Share	$1.00	$4.87	$4.81

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$130,992,957	$7,368,218	$191,800,417	$925,319,218	$234,633,013	$81,840,484	$240,858,072
—	—	—	—	142,235	—	—
941,576	24,533	—	989,476	53,392	352,678	159,099
80,059	10,635	47,278	91,236	177,884	26,418	33,761
9,987	2,504	16,505	45,675	20,931	14,744	19,230
—	12,084	—	—	—	—	—
132,024,579	7,417,974	191,864,200	926,445,605	235,027,455	82,234,324	241,070,162

1,088,938	196,081	11,773	—	—	—	—
42,120	14,465	67,205	170,974	58,689	9,000	101,780
7,329	54	45,381	324,972	50,337	57,155	195,304
53,434	8,816	35,505	330,933	27,604	10,188	217,104
—	—	—	—	—	—	—
74,832	—	64,236	485,887	212,503	66,830	210,637
1,266,653	219,416	224,100	1,312,766	349,133	143,173	724,825
$130,757,926	$7,198,558	$191,640,100	$925,132,839	$234,678,322	$82,091,151	$240,345,337

(23,924,750)	(700,481)	149,613,335	373,966,633	44,851,638	12,856,576	37,132,035
154,682,676	7,899,039	42,026,765	551,166,206	189,826,684	69,234,575	203,213,302
$130,757,926	$7,198,558	$191,640,100	$925,132,839	$234,678,322	$82,091,151	$240,345,337
$4.48	$8.89	$27.85	$46.29	$10.40	$8.86	$22.69
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended December 31, 2022

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$3,355,943	$1,380,571	$12,351,723
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	3,355,943	1,380,571	12,351,723
Expenses
Management fees	782,525	324,367	3,066,934
Shareholder servicing fees	92,996	68,953	135,052
Custodian and accounting fees	92,989	70,875	162,749
Director, Trustee, and Board meeting expenses	68,882	27,096	195,457
Legal and audit fees	59,319	24,065	148,207
Registration fees	31,038	25,205	39,213
Printing and regulatory filings	17,628	9,838	30,094
Insurance	8,756	3,816	27,408
Sub-transfer agency fees	—	17	8,433
Other expenses	2,179	21,015	70,111
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	1,156,312	575,247	3,883,658
Less fees waived and/or expenses reimbursed by Homestead Advisers	(224,316)	(34,324)	—
Net Expenses	931,996	540,923	3,883,658
Net Investment Income (Loss)	2,423,947	839,648	8,468,065
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(33,501)	(1,032,782)	(19,926,895)
Net change in unrealized apprecation (depreciation)	—	(3,870,513)	(20,007,017)
Net Gain (Loss) On Investments	(33,501)	(4,903,295)	(39,933,912)
Net Increase (Decrease) In Net Assets From Operations	$2,390,446	$(4,063,647)	$(31,465,847)

(a)	Includes foreign tax withholding expense of $16,220 in Stock Index, $36,434 in Value, $8,721 in Growth, and $166,020 in International Equity Funds.
(b)	Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $1,879.
(c)	Represents realized and unrealized losses on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
$3,727,158	$58,592	$—	$232,315	$65,041	$38,961	$76,549
—	53,726	—	18,847,815(a)	1,277,395(a)	2,463,680(a)	2,692,762

—	—	3,253,032(a)	—	—	—	—
—	—	13,004	—	—	—	—
3,727,158	112,318	3,266,036	19,080,130	1,342,436	2,502,641	2,769,311

817,604	42,905	—	4,443,671	1,803,512	632,198	2,156,217
62,599	36,037	149,395	282,725	151,063	117,336	190,128
121,657	59,474	68,755	191,490	94,892	107,723	88,668
51,413	2,639	84,422	358,935	110,098	32,868	105,029
42,249	5,514	66,749	276,158	81,582	27,489	83,623
49,720	38,593	28,338	38,345	29,562	28,910	31,167
8,400	2,812	32,080	64,518	33,666	23,178	44,652
7,336	261	12,452	50,621	17,687	4,904	15,446
3	—	539	20,211	2,116	116	10,500
30,367	144	6,710	29,247	11,600	2,765	9,360
—	—	510,174	—	—	—	—
—	—	19,810(b)	—	—	—	—
1,191,348	188,379	979,424	5,755,921	2,335,778	977,487	2,734,790
(100,416)	(122,493)	—	—	—	(134,027)	—
1,090,932	65,886	979,424	5,755,921	2,335,778	843,460	2,734,790
2,636,226	46,432	2,286,612	13,324,209	(993,342)	1,659,181	34,521

(11,358,826)	(138,527)	(154,799)(c)	63,175,711	7,059,306	2,298,816	10,610,119
(11,565,088)	(740,459)	(46,167,668)(c)	(136,261,835)	(130,619,695)	(23,735,880)	(62,638,176)
(22,923,914)	(878,986)	(46,322,467)	(73,086,124)	(123,560,389)	(21,437,064)	(52,028,057)
$(20,287,688)	$(832,554)	$(44,035,855)	$(59,761,915)	$(124,553,731)	$(19,777,883)	$(51,993,536)
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,423,947	$17,623
Net realized gain (loss) on investments	(33,501)	(1,481)
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	2,390,446	16,142
Distributions to Shareholders
Distributions to shareholders	(2,393,963)	(17,623)
Total Distributions to shareholders	(2,393,963)	(17,623)
Capital Share Transactions
Net capital share transactions	24,974,628	7,807,653
Total increase (decrease) in net assets from capital transactions	24,974,628	7,807,653
Total Increase (Decrease) In Net Assets	24,971,111	7,806,172
Net Assets
Beginning of year	$179,589,241	$171,783,069
End of year	$204,560,352	$179,589,241

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$839,648	$270,512	$8,468,065	$2,285,214	$2,636,226	$1,358,053
(1,032,782)	(318,484)	(19,926,895)	2,056,538	(11,358,826)	32,497
(3,870,513)	(1,013,880)	(20,007,017)	(9,914,676)	(11,565,088)	(2,351,660)
(4,063,647)	(1,061,852)	(31,465,847)	(5,572,924)	(20,287,688)	(961,110)

(842,483)	(282,892)	(8,609,201)	(7,728,293)	(2,782,153)	(1,695,715)
(842,483)	(282,892)	(8,609,201)	(7,728,293)	(2,782,153)	(1,695,715)

(4,935,132)	(10,293,193)	(44,422,657)	13,546,507	2,491,679	61,332,676
(4,935,132)	(10,293,193)	(44,422,657)	13,546,507	2,491,679	61,332,676
(9,841,262)	(11,637,937)	(84,497,705)	245,290	(20,578,162)	58,675,851

$77,512,013	$89,149,950	$565,306,312	$565,061,022	$151,336,088	$92,660,237
$67,670,751	$77,512,013	$480,808,607	$565,306,312	$130,757,926	$151,336,088

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Rural America Growth & Income Fund
	Year Ended December 31, 2022	Period ended May 1, 2021 (inception) to December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$46,432	$10,539
Net realized gain (loss) on investments	(138,527)	9,896
Net change in unrealized appreciation (depreciation)	(740,459)	172,493
Increase (decrease) in net assets from operations	(832,554)	192,928
Distributions to Shareholders
Distributions to shareholders	(42,312)	(18,556)
Total Distributions to shareholders	(42,312)	(18,556)
Capital Share Transactions
Net capital share transactions	2,711,190	5,187,862
Total increase (decrease) in net assets from capital transactions	2,711,190	5,187,862
Total Increase (Decrease) In Net Assets	1,836,324	5,362,234
Net Assets
Beginning of year	$5,362,234	$—
End of year	$7,198,558	$5,362,234

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund		Growth Fund
Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$2,286,612	$1,965,230	$13,324,209	$11,588,275	$(993,342)	$(1,794,125)
(154,799)	2,230,795	63,175,711	96,849,735	7,059,306	34,831,159
(46,167,668)	48,866,809	(136,261,835)	115,477,901	(130,619,695)	21,685,920
(44,035,855)	53,062,834	(59,761,915)	223,915,911	(124,553,731)	54,722,954

(3,574,110)	(5,077,762)	(91,061,366)	(85,105,090)	(15,514,807)	(32,076,755)
(3,574,110)	(5,077,762)	(91,061,366)	(85,105,090)	(15,514,807)	(32,076,755)

(2,505,647)	4,947,932	27,692,364	(19,290,874)	(4,517,269)	36,958,294
(2,505,647)	4,947,932	27,692,364	(19,290,874)	(4,517,269)	36,958,294
(50,115,612)	52,933,004	(123,130,917)	119,519,947	(144,585,807)	59,604,493

$241,755,712	$188,822,708	$1,048,263,756	$928,743,809	$379,264,129	$319,659,636
$191,640,100	$241,755,712	$925,132,839	$1,048,263,756	$234,678,322	$379,264,129

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,659,181	$1,068,618
Net realized gain (loss) on investments	2,298,816	5,271,736
Net change in unrealized appreciation (depreciation)	(23,735,880)	4,104,984
Increase (decrease) in net assets from operations	(19,777,883)	10,445,338
Distributions to Shareholders
Distributions to shareholders	(4,045,559)	(4,420,388)
Total Distributions to shareholders	(4,045,559)	(4,420,388)
Capital Share Transactions
Net capital share transactions	2,629,704	5,718,477
Total increase (decrease) in net assets from capital transactions	2,629,704	5,718,477
Total Increase (Decrease) In Net Assets	(21,193,738)	11,743,427
Net Assets
Beginning of year	$103,284,889	$91,541,462
End of year	$82,091,151	$103,284,889

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Small-Company Stock Fund
Year Ended December 31, 2022	Year Ended December 31, 2021

$34,521	$1,136,724
10,610,119	48,395,731
(62,638,176)	7,941,420
(51,993,536)	57,473,875

(12,017,540)	(50,233,661)
(12,017,540)	(50,233,661)

(9,662,489)	20,240,800
(9,662,489)	20,240,800
(73,673,565)	27,481,014

$314,018,902	$286,537,888
$240,345,337	$314,018,902
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01(a,b)	—(a,b,c)	(—)(a,b,c)	0.01	0.01
Net realized and unrealized gain (loss) on investments	—(c)	—(c)	—	—	—
Total from investment operations	0.01(a)	—(a,c)	—(a,c)	0.01	0.01
Distributions
Net investment income	(0.01)	—(c)	—(c)	(0.01)	(0.01)
Net realized gain	—	—	—	—	—
Total distributions	(0.01)	—(a,c)	—(a,c)	(0.01)	(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.20%	0.01%	0.19%	1.43%	1.08%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$204,560	$179,589	$171,783	$162,835	$163,854
Ratio of net investment income to average net assets	1.24%(a,b)	0.01%(a,b)	0.17%(a,b)	1.42%	1.07%
Ratio of gross expenses before voluntary expense limitation to average net assets	0.59%	0.70%	0.78%	0.78%	0.74%
Ratio of expenses to average net assets	0.48%(a,b)	0.04%(a,b)	0.37%(a,b)	0.78%	0.74%

(a)	Effective August 14, 2009, Homestead Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and April 20, 2020 through May 6, 2022.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by Homestead Advisers.
(c)	Less than $0.01 per share.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$5.21	$5.29	$5.21	$5.14	$5.15
Income from investment operations
Net investment income	0.06	0.02	0.03	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.34)	(0.08)	0.18	0.09	(0.01)
Total from investment operations	(0.28)	(0.06)	0.21	0.17	0.06
Distributions
Net investment income	(0.06)	(0.02)	(0.03)	(0.08)	(0.07)
Net realized gain	—	—	(0.10)	(0.02)	—(a)
Total distributions	(0.06)	(0.02)	(0.13)	(0.10)	(0.07)
Net Asset Value, End of Year	$4.87	$5.21	$5.29	$5.21	$5.14
Total Return	-5.41%	-1.18%	4.13%	3.36%	1.20%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$67,671	$77,512	$89,150	$71,516	$76,918
Ratio of net investment income to average net assets	1.16%(b)	0.32%(b)	0.58%(b)	1.52%(b)	1.37%(b)
Ratio of gross expenses before expense limitation to average net assets	0.80%	0.79%	0.81%	0.85%	0.82%
Ratio of expenses to average net assets	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)
Portfolio turnover rate	202%(c)	155%(c)	299%(c)	237%(c,d)	40%

(a)	Less than $0.01 per share.
(b)	Excludes expenses in excess of a 0.75% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(d)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$5.19	$5.32	$5.23	$5.17	$5.19
Income from investment operations
Net investment income	0.08	0.02	0.05	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.38)	(0.08)	0.23	0.10	(0.02)
Total from investment operations	(0.30)	(0.06)	0.28	0.20	0.08
Distributions
Net investment income	(0.08)	(0.02)	(0.05)	(0.10)	(0.10)
Net realized gain	—	(0.05)	(0.14)	(0.04)	—(a)
Total distributions	(0.08)	(0.07)	(0.19)	(0.14)	(0.10)
Net Asset Value, End of Year	$4.81	$5.19	$5.32	$5.23	$5.17
Total Return	-5.72%	-1.11%	5.42%	3.90%	1.69%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$480,809	$565,306	$565,061	$548,312	$562,033
Ratio of net investment income to average net assets	1.66%	0.40%	0.92%	1.87%	2.02%
Ratio of expenses to average net assets	0.76%	0.79%	0.78%	0.79%	0.77%
Portfolio turnover rate	328%(b)	355%(b)	328%(b)	276%(b,c)	39%

(a)	Less than $0.01 per share.
(b)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(c)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Intermediate Bond Fund

	Year Ended December 31,			Period ended May 1, 2019 (inception) to December 31 ,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$5.28	$5.41	$5.13	$5.00
Income from investment operations
Net investment income	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.80)	(0.13)	0.36	0.17
Total from investment operations	(0.70)	(0.06)	0.44	0.23
Distributions
Net investment income	(0.10)	(0.07)	(0.08)	(0.06)
Net realized gain	—	—	(0.08)	(0.04)
Total distributions	(0.10)	(0.07)	(0.16)	(0.10)
Net Asset Value, End of Period	$4.48	$5.28	$5.41	$5.13
Total Return	-13.38%	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data
Net assets, end of year (thousands)	$130,758	$151,336	$92,660	$23,845
Ratio of net investment income to average net assets	1.93%(b)	1.03%(b)	1.19%(b)	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	0.87%	0.91%	1.13%	2.49%(c)
Ratio of expenses to average net assets	0.80%(b)	0.80%(b)	0.80%(b)	0.80%(b,c)
Portfolio turnover rate	258%(d)	249%(d)	359%(d)	395%(d)

(a)	Aggregate total return for the period.
(b)	Excludes expenses in excess of a 0.80% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)	Annualized.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Rural America Growth & Income Fund

	Year Ended December 31,	Period ended May 1, 2021 (inception) to December 31 ,
For a Share Outstanding Throughout Each Period	2022	2021
Net Asset Value, Beginning of Period	$10.42	$10.00
Income from investment operations
Net investment income	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.53)	0.44
Total from investment operations	(1.48)	0.46
Distributions
Net investment income	(0.05)	(0.02)
Net realized gain	—	(0.02)
Total distributions	(0.05)	(0.04)
Net Asset Value, End of Period	$8.89	$10.42
Total Return	-14.18%	4.58%(a)
Ratios/Supplemental Data
Net assets, end of year (thousands)	$7,199	$5,362
Ratio of net investment income to average net assets	0.70%(b)	0.44%(b,c)
Ratio of gross expenses before expense limitation to average net assets	2.85%	5.12%(c)
Ratio of expenses to average net assets	1.00%(b)	1.00%(b,c)
Portfolio turnover rate	44%(d)	9%

(a)	Aggregate total return for the period.
(b)	Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)	Annualized.
(d)	The change in the portfolio turnover rate from 2021 to 2022, is due to an increase in shareholder redemptions, resulting in more security sales.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$34.82	$27.78	$23.93	$18.67	$20.02
Income from investment operations
Net investment income	0.34	0.29	0.32	0.34	0.32
Net realized and unrealized gain (loss) on investments	(6.78)	7.50	3.92	5.39	(1.30)
Total from investment operations	(6.44)	7.79	4.24	5.73	(0.98)
Distributions
Net investment income	(0.34)	(0.30)	(0.31)	(0.38)	(0.37)
Net realized gain	(0.19)	(0.45)	(0.08)	(0.09)	—
Total distributions	(0.53)	(0.75)	(0.39)	(0.47)	(0.37)
Net Asset Value, End of Year	$27.85	$34.82	$27.78	$23.93	$18.67
Total Return	-18.50%	28.09%	17.80%	30.77%	-4.95%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$191,640	$241,756	$188,823	$170,951	$133,934
Ratio of net investment income to average net assets	1.12%	0.91%	1.30%	1.39%	1.39%
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.59%	0.56%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)	Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. Please refer to the financial highlights in the Appendix for the portfolio turnover rate of the S&P 500 Index Master Portfolio.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$54.33	$47.28	$51.51	$46.64	$55.26
Income from investment operations
Net investment income	0.68	0.63	0.66	0.83	0.91
Net realized and unrealized gain (loss) on investments	(3.84)	11.12	2.94	11.93	(4.39)
Total from investment operations	(3.16)	11.75	3.60	12.76	(3.48)
Distributions
Net investment income	(0.68)	(0.64)	(0.66)	(0.83)	(0.91)
Net realized gain	(4.20)	(4.06)	(7.17)	(7.06)	(4.23)
Total distributions	(4.88)	(4.70)	(7.83)	(7.89)	(5.14)
Net Asset Value, End of Year	$46.29	$54.33	$47.28	$51.51	$46.64
Total Return	-5.50%	25.07%	7.61%	27.69%	-6.36%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$925,133	$1,048,264	$928,744	$992,108	$875,266
Ratio of net investment income to average net assets	1.42%	1.14%	1.35%	1.53%	1.55%
Ratio of expenses to average net assets	0.62%	0.63%	0.65%	0.66%	0.60%
Portfolio turnover rate	10%	9%	22%	17%(a)	1%

(a)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.66	$15.56	$11.78	$9.68	$10.36
Income from investment operations
Net investment income (loss)	—	(0.08)	(—)	(—)	0.02
Net realized and unrealized gain (loss) on investments	(5.55)	2.70	4.52	2.73	0.41
Total from investment operations	(5.55)	2.62	4.52	2.73	0.43
Distributions
Net investment income	—	—	—	—	(0.02)
Net realized gain	(0.71)	(1.52)	(0.74)	(0.63)	(1.09)
Total distributions	(0.71)	(1.52)	(0.74)	(0.63)	(1.11)
Net Asset Value, End of Year	$10.40	$16.66	$15.56	$11.78	$9.68
Total Return	-33.45%	17.13%	38.65%	28.36%	3.96%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$234,678	$379,264	$319,660	$243,548	$194,467
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.50)%	(0.46)%	(0.14)%	0.14%
Ratio of expenses to average net assets	0.83%	0.84%	0.89%	0.93%	0.86%
Portfolio turnover rate	23%	26%	23%	29%	34%
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$11.52	$10.84	$8.99	$7.28	$8.49
Income from investment operations
Net investment income	0.19	0.13	0.06	0.12	0.12
Net realized and unrealized gain (loss) on investments	(2.40)	1.07	1.86	1.69	(1.20)
Total from investment operations	(2.21)	1.20	1.92	1.81	(1.08)
Distributions
Net investment income	(0.18)	(0.12)	(0.07)	(0.10)	(0.13)
Net realized gain	(0.27)	(0.40)	—	—	—
Total distributions	(0.45)	(0.52)	(0.07)	(0.10)	(0.13)
Net Asset Value, End of Year	$8.86	$11.52	$10.84	$8.99	$7.28
Total Return	-19.13%	11.09%	21.34%	24.83%	-12.74%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$82,091	$103,285	$91,541	$78,775	$66,082
Ratio of net investment income to average net assets	1.97%(a)	1.07%(a)	0.65%(a)	1.29%(a)	1.39%(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.16%	1.19%	1.24%	1.30%	1.23%
Ratio of expenses to average net assets	1.00%(a)	1.00%(a)	0.99%(a)	0.99%(a)	0.99%(a)
Portfolio turnover rate	13%	13%	15%	27%	16%

(a)	Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023. Prior to May 1, 2021, the actual contractual expense limitation was 0.99%.
Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$28.72	$28.36	$26.25	$25.57	$44.11
Income from investment operations
Net investment income	(—)	0.12	(—)	0.18	0.15
Net realized and unrealized gain (loss) on investments	(4.87)	5.53	5.70	5.42	(11.45)
Total from investment operations	(4.87)	5.65	5.70	5.60	(11.30)
Distributions
Net investment income	—(a)	(0.12)	—(a)	(0.18)	(0.15)
Net realized gain	(1.16)	(5.17)	(3.59)	(4.74)	(7.09)
Total distributions	(1.16)	(5.29)	(3.59)	(4.92)	(7.24)
Net Asset Value, End of Year	$22.69	$28.72	$28.36	$26.25	$25.57
Total Return	-16.91%	20.68%	22.08%	22.16%	-26.18%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$240,345	$314,019	$286,538	$332,450	$486,993
Ratio of net investment income (loss) to average net assets	0.01%	0.36%	(0.16)%	0.54%	0.26%
Ratio of expenses to average net assets	1.05%	1.06%	1.12%	1.05%	0.90%
Portfolio turnover rate	16%	24%	18%	38%(b)	5%

(a)	Less than $0.01 per share.
(b)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990.  Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019.  The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of two portfolios, Intermediate Bond Fund and Rural America Growth & Income Fund (each individually a  "Fund" and collectively, the "Homestead Funds" or "Funds").  The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.  All of the Funds are diversified for purposes of the Act.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2022, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2022, the Stock Index Fund’s investment constituted 0.65% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), ("Valuation Time").  Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.  The Board has designated Homestead Advisers Corp. ("Adviser" or "Homestead Advisers") as the Funds' valuation designee pursuant to Rule 2a-5 under the 1940 Act effective September 8, 2022.  Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures").  Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of the Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser.  Homestead Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics.  For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Fund's Adviser based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2022 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2022 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$167,324,207	$ —	$167,324,207
Money Market Fund	38,676,504	—	—	38,676,504
Total	$38,676,504	$167,324,207	$ —	$206,000,711

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$ —	$45,494,529	$ —	$45,494,529
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	17,632,216	—	17,632,216
Asset-Backed Securities	—	2,138,400	—	2,138,400
Corporate Bonds–Other	—	1,060,838	—	1,060,838
Mortgage-Backed Securities	—	772,559	—	772,559
Municipal Bond	—	98,405	—	98,405
Money Market Fund	1,161,168	—	—	1,161,168
Total	$1,161,168	$67,196,947	$ —	$68,358,115

Short-Term Bond Fund
U.S. Government & Agency Obligations	$ —	$245,492,904	$ —	$245,492,904
Corporate Bonds–Other	—	124,959,652	—	124,959,652
Asset-Backed Securities	—	49,790,266	—	49,790,266
Yankee Bonds	—	34,945,671	—	34,945,671
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	9,960,592	—	9,960,592
Mortgage-Backed Securities	—	4,044,971	—	4,044,971
Municipal Bonds	—	3,026,694	—	3,026,694
Money Market Fund	5,860,480	—	—	5,860,480
Total	$5,860,480	$472,220,750	$ —	$478,081,230

Intermediate Bond Fund
U.S. Government & Agency Obligations	$ —	$45,226,251	$ —	$45,226,251
Corporate Bonds–Other	—	30,150,945	—	30,150,945
Mortgage-Backed Securities	—	29,198,548	—	29,198,548
Asset-Backed Securities	—	11,970,817	—	11,970,817
Yankee Bonds	—	6,407,751	—	6,407,751
Municipal Bonds	—	3,278,880	—	3,278,880
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	533,046	—	533,046
Money Market Fund	4,226,719	—	—	4,226,719
Total	$4,226,719	$126,766,238	$ —	$130,992,957

Rural America Growth & Income Fund
Common Stocks	$4,090,647	$ —	$ —	$4,090,647
U.S. Government & Agency Obligations	—	1,355,683	—	1,355,683
Corporate Bonds–Other	—	960,098	—	960,098
Asset-Backed Securities	—	218,934	—	218,934
Municipal Bonds	—	114,627	—	114,627
Mortgage-Backed Securities	—	85,531	—	85,531
Money Market Fund	542,698	—	—	542,698
Total	$4,633,345	$2,734,873	$ —	$7,368,218

Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$904,770,197	$ —	$ —	$904,770,197
Money Market Fund	20,549,021	—	—	20,549,021
Total	$925,319,218	$ —	$ —	$925,319,218

Growth Fund
Common Stocks	$231,339,439	$ —	$ —	$231,339,439
Money Market Fund	3,293,574	—	—	3,293,574
Total	$234,633,013	$ —	$ —	$234,633,013

International Equity Fund
Common Stocks	$12,576,687	$67,348,773	$ —	$79,925,460
Money Market Fund	1,915,024	—	—	1,915,024
Total	$14,491,711	$67,348,773	$ —	$81,840,484

Small-Company Stock Fund
Common Stocks	$235,960,147	$ —	$ —	$235,960,147
Stock Warrants	72,581	—	—	72,581
Money Market Fund	4,825,344	—	—	4,825,344
Total	$240,858,072	$ —	$ —	$240,858,072
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities:  The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date.  These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.  The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Rural America Growth & Income, Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid ordinary income or capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however,  the Funds have not had prior claims or losses pursuant to these contracts.
General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.
Management considered events occurring between the date of this report, December 31, 2022, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
3.    Federal Income Tax Information
The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2022 include paydown losses for Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds; REIT transactions and paydown losses for Rural America Growth & Income Fund; contributed property, prior year excise tax and partnership adjustments for Stock Index Fund; REIT transactions, distribution redesignations, and deemed distribution due to equalization for Value Fund; ordinary losses for Growth Fund; foreign currency transactions for International Equity Fund; and REIT transactions and deemed distributions due to equalization for Small-Company Stock Fund.The tax reclassifications for 2022 are reflected below.
	Distributable Earnings (Losses)	Paid in Capital
Daily Income Fund	$392	$(392)
Short-Term Gov. Securities Fund	$1,369	$(1,369)
Short-Term Bond Fund	$—	$—
Intermediate Bond Fund	$2,081	$(2,081)
Rural America Growth & Income Fund	$13	$(13)
Stock Index Fund	$(672)	$672
Value Fund	$(4,296,273)	$4,296,273
Growth Fund	$1,040,959	$(1,040,959)
International Equity Fund	$—	$—
Small-Company Stock Fund	$(172,043)	$172,043

Tax character of distributions paid in 2022 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$2,393,963	$—	$—	$2,393,963
Short-Term Gov. Securities Fund	$842,483	$—	$—	$842,483
Short-Term Bond Fund	$8,609,201	$—	$—	$8,609,201
Intermediate Bond Fund	$2,782,153	$—	$—	$2,782,153
Rural America Growth & Income Fund	$42,312	$—	$—	$42,312
Stock Index Fund	$2,649,522	$924,588	$—	$3,574,110
Value Fund	$12,769,165	$78,292,201	$—	$91,061,366
Growth Fund	$—	$15,514,807	$—	$15,514,807
International Equity Fund	$1,618,091	$2,427,468	$—	$4,045,559
Small-Company Stock Fund	$—	$12,017,540	$—	$12,017,540

Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
Tax character of distributions paid in 2021 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$17,623	$—	$—	$17,623
Short-Term Gov. Securities Fund	$282,892	$—	$—	$282,892
Short-Term Bond Fund	$6,392,688	$1,335,605	$—	$7,728,293
Intermediate Bond Fund	$1,695,715	$—	$—	$1,695,715
Rural America Growth & Income Fund	$18,495	$61	$—	$18,556
Stock Index Fund	$3,103,532	$1,974,230	$—	$5,077,762
Value Fund	$13,493,152	$71,611,938	$—	$85,105,090
Growth Fund	$3,714,317	$28,362,438	$—	$32,076,755
International Equity Fund	$1,003,936	$3,416,452	$—	$4,420,388
Small-Company Stock Fund	$8,497,274	$41,736,387	$—	$50,233,661
Amounts reflected in ordinary income include short-term gain distributions.
The tax character of distributable earnings/(accumulated losses) at December 31, 2022 was as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral	Other Book/Tax Differences	Total Distributable Earnings (Losses)
Daily Income Fund	$37,672	$—	$—	$(34,982)	$(81,699)	$(79,009)
Short-Term Gov. Securities Fund	$—	$—	$(3,563,810)	$(1,458,898)	$(34,047)	$(5,056,755)
Short-Term Bond Fund	$—	$—	$(21,080,729)	$(21,047,724)	$(196,942)	$(42,325,395)
Intermediate Bond Fund	$—	$—	$(11,894,151)	$(12,023,271)	$(7,328)	$(23,924,750)
Rural America Growth & Income Fund	$3,721	$—	$(587,262)	$(116,887)	$(53)	$(700,481)
Stock Index Fund	$46,115	$9,013	$152,053,213	$—	$(2,495,006)	$149,613,335
Value Fund	$—	$3,251,463	$371,040,142	$—	$(324,972)	$373,966,633
Growth Fund	$—	$—	$46,356,564	$(1,454,589)	$(50,337)	$44,851,638
International Equity Fund	$175,857	$511,716	$12,226,158	$—	$(57,155)	$12,856,576
Small-Company Stock Fund	$—	$1,861,419	$35,465,920	$—	$(195,304)	$37,132,035

The amounts reflected in the capital loss carryforward/late year loss deferral column in the table above represent capital loss carryforwards with no expiration for Daily Income, Short-Term Government Securities, Short-Term Bond, Intermediate Bond, and Rural America Growth & Income Funds; and losses incurred between November 1st and December 31st, which will reverse the first day of 2023, for Growth Fund.
At December 31, 2022, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$206,000,711	$—	$—	$—
Short-Term Gov. Securities Fund	$71,921,927	$26,867	$(3,590,679)	$(3,563,812)
Short-Term Bond Fund	$499,161,958	$395,955	$(21,476,683)	$(21,080,728)
Intermediate Bond Fund	$142,887,109	$261,259	$(12,155,411)	$(11,894,152)
Rural America Growth & Income Fund	$7,955,480	$164,383	$(751,645)	$(587,262)
Value Fund	$554,279,075	$390,793,138	$(19,752,995)	$371,040,143
Growth Fund	$188,276,447	$71,815,713	$(25,459,147)	$46,356,566
International Equity Fund	$69,615,569	$16,418,916	$(4,194,001)	$12,224,915
Small-Company Stock Fund	$205,392,152	$54,916,182	$(19,450,262)	$35,465,920

Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2022, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$3,231,707	$25,186,201
Short-Term Bond Fund	$174,190,500	$302,191,506
Intermediate Bond Fund	$62,212,403	$85,271,054
Rural America Growth & Income Fund	$3,963,028	$2,555,888
Value Fund	$92,904,277	$145,428,079
Growth Fund	$64,771,467	$86,936,737
International Equity Fund	$12,438,719	$10,464,054
Small-Company Stock Fund	$40,926,929	$63,508,948
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2022, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$140,627,380	$122,755,003
Short-Term Bond Fund	$1,452,791,115	$1,366,881,206
Intermediate Bond Fund	$289,401,143	$258,215,412
Rural America Growth & Income Fund	$1,388,541	$213,987
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and Homestead Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rate for Daily Income Fund was reduced from 0.50% of the Fund's average daily net assets to 0.40% of the Fund's average daily net assets on May 1, 2021 and breakpoints were added to Short-Term Bond Fund on January 1, 2023.  The annualized management fee rates are 0.40% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Rural America Growth & Income Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund; and 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund.
Homestead Financial Services Corp., a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.
Prior to May 1, 2022, Homestead Advisers Corp. was named "RE Advisers Corporation" and Homestead Financial Services Corp. was named "RE Investment Corporation."
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
Invesco Advisers, Inc. ("Invesco") is the sub-advisor of the Daily Income Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) is the sub-advisor for the Growth Fund and Harding Loevner LP (“Harding”) is the sub-advisor for the International Equity Fund. The sub-advisors select, buy, and sell securities under the supervision and oversight of Homestead Advisers and the Board of Directors. Homestead Advisers pays the sub-advisors from the fees it receives from the Funds.
Homestead Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which Homestead Advisers provides certain administrative services to the Fund. Pursuant to this agreement, Homestead Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
Homestead Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2022, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income Fund, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of Rural America Growth & Income Fund, Growth Fund, and International Equity Fund; 1.25% of the average daily net assets of Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2022 amounted to $34,324 for Short-Term Government Securities Fund, $100,416 for Intermediate Bond Fund, $42,905 for Rural America Growth & Income Fund, and $134,027 for International Equity Fund. In addition, Homestead Advisers reimbursed $79,588 of the expenses of the Rural America Growth & Income Fund.
On August 14, 2009, Homestead Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. Homestead Advisers voluntarily waived fees for this Fund again from April 20, 2020 through May 6, 2022. Per the temporary waiver, Homestead Advisers waived $224,316 of management fees for the period ended December 31, 2022.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of December 31, 2022, one shareholder of record, an omnibus account, held approximately 10% of the net assets of the Small-Company Stock Fund, and one shareholder of record, the Adviser, held approximately 12% of the net assets in the Rural America Growth & Income Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
6.    Capital Share Transactions
As of December 31, 2022, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund and Rural America Growth & Income Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2022
In Dollars
Daily Income Fund	$105,940,219	$2,368,554	$108,308,773	$(83,334,145)	$24,974,628
Short-Term Government Securities Fund	$6,903,885	$834,420	$7,738,305	$(12,673,437)	$(4,935,132)
Short-Term Bond Fund	$35,346,633	$8,425,693	$43,772,326	$(88,194,983)	$(44,422,657)
Intermediate Bond Fund	$12,142,488	$2,779,340	$14,921,828	$(12,430,149)	$2,491,679
Rural America Growth & Income Fund	$6,042,214	$42,281	$6,084,495	$(3,373,305)	$2,711,190
Stock Index Fund	$19,111,037	$3,464,922	$22,575,959	$(25,081,606)	$(2,505,647)
Value Fund	$54,797,327	$88,584,574	$143,381,901	$(115,689,537)	$27,692,364
Growth Fund	$24,726,104	$15,377,070	$40,103,174	$(44,620,443)	$(4,517,269)
International Equity Fund	$5,995,506	$3,834,128	$9,829,634	$(7,199,930)	$2,629,704
Small-Company Stock Fund	$10,346,352	$11,615,697	$21,962,049	$(31,624,538)	$(9,662,489)

In Shares
Daily Income Fund	105,940,219	2,368,554	108,308,773	(83,334,145)	24,974,628
Short-Term Government Securities Fund	1,378,052	168,753	1,546,805	(2,543,811)	(997,006)
Short-Term Bond Fund	7,093,356	1,724,987	8,818,343	(17,777,882)	(8,959,539)
Intermediate Bond Fund	2,516,831	595,521	3,112,352	(2,571,384)	540,968
Rural America Growth & Income Fund	638,440	4,719	643,159	(348,494)	294,665
Stock Index Fund	632,939	123,157	756,096	(818,468)	(62,372)
Value Fund	1,115,417	1,935,365	3,050,782	(2,358,768)	692,014
Growth Fund	1,918,181	1,414,054	3,332,235	(3,530,173)	(197,938)
International Equity Fund	621,580	432,023	1,053,603	(755,175)	298,428
Small-Company Stock Fund	415,423	512,197	927,620	(1,268,636)	(341,016)
Notes to Financial Statements

Notes to Financial Statements  |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2021
In Dollars
Daily Income Fund	$117,288,844	$16,979	$117,305,823	$(109,498,170)	$7,807,653
Short-Term Government Securities Fund	$11,853,556	$272,740	$12,126,296	$(22,419,489)	$(10,293,193)
Short-Term Bond Fund	$106,966,199	$7,643,200	$114,609,399	$(101,062,892)	$13,546,507
Intermediate Bond Fund	$74,980,483	$1,690,202	$76,670,685	$(15,338,009)	$61,332,676
Rural America Growth & Income Fund	$5,753,354	$18,551	$5,771,905	$(584,043)	$5,187,862
Stock Index Fund	$31,088,322	$5,006,751	$36,095,073	$(31,147,141)	$4,947,932
Value Fund	$71,920,677	$83,431,312	$155,351,989	$(174,642,863)	$(19,290,874)
Growth Fund	$71,087,698	$31,887,045	$102,974,743	$(66,016,449)	$36,958,294
International Equity Fund	$13,647,206	$4,408,623	$18,055,829	$(12,337,352)	$5,718,477
Small-Company Stock Fund	$26,754,838	$49,753,560	$76,508,398	$(56,267,598)	$20,240,800

In Shares
Daily Income Fund	117,288,844	16,979	117,305,823	(109,498,170)	7,807,653
Short-Term Government Securities Fund	2,253,734	51,942	2,305,676	(4,273,144)	(1,967,468)
Short-Term Bond Fund	20,228,826	1,456,777	21,685,603	(19,143,494)	2,542,109
Intermediate Bond Fund	14,097,662	318,492	14,416,154	(2,894,304)	11,521,850
Rural America Growth & Income Fund	569,936	1,812	571,748	(56,987)	514,761
Stock Index Fund	987,453	147,889	1,135,342	(987,454)	147,888
Value Fund	1,351,918	1,554,431	2,906,349	(3,255,281)	(348,932)
Growth Fund	4,185,515	1,947,685	6,133,200	(3,903,638)	2,229,562
International Equity Fund	1,207,830	388,675	1,596,505	(1,078,728)	517,777
Small-Company Stock Fund	835,192	1,765,342	2,600,534	(1,769,183)	831,351
7.    Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effects of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (LIBOR) reference rates.  The new guidance allows companies to, provided the only change to existing contacts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract, without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2022 through December 31, 2022. In December 2022, FASB issues ASU 2022-06 which extends the date from December 31, 2022 to December 31, 2024, after which time entities will no longer be able to apply for relief. Management has not elected to apply the amendments and does not expect there to be a material impact on the Funds' financial statements.
8.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
Notes to Financial Statements

Directors, Trustees and Officers
Independent  |  (Unaudited)

Each Director or Trustee serves until their resignation, death, or removal or until their successor is duly elected and qualified. The Homestead Funds have a policy that each Director or Trustee must retire by the end of the calendar year in which he or she attains the age of 78; provided, however, that the Board may authorize any person serving as Director or Trustee as of December 17, 2019, to serve for up to two additional one-year periods. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until their resignation, death or removal. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors, Trustees and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.
Name, Year of Birth and Address (1)	Position(s) Held With Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex (2)	Other Directorships Held by Director
James F. Perna 1947	Director/Trustee, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Solo Practitioner (attorney) (2008-present)	10	None
Douglas W. Johnson 1955	Director/Trustee, Chairman of Audit Committee, Member of Compensation Committee	2003-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	CEO, Blue Ridge Electric Membership Corporation (1989-present)	10	None
Kenneth R. Meyer 1944	Director/Trustee, Member of Audit Committee, Chairman of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2004-present)	10	None
Anthony M. Marinello 1946	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2004-present)	10	None
Sheldon C. Petersen 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2021-present); CEO, National Rural Utilities Cooperative Finance Corporation (1995-2021)	10	None
Mark Rose 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Consultant, public affairs (2017-present)(self-employed); CEO and General Manager, Bluebonnet Electric Cooperative (2002-2017)	10	None
Peter J. Tonetti 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2010-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2015-present)	10	None

                Directors and Officers

Directors, Trustees and Officers
Independent  |  (Unaudited) (Continued)

Judith H. McKinney 1950	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2019-present	Retired (2019-present); Executive Vice President and Manager, Callan LLC (2007-2019)	10	None
Julie H. Dellinger 1953	Director/Trustee, Vice Chair of Audit Committee, Member of Compensation Committee	2019-present; Vice Chair of Audit Committee 2021-present	Westminster Investment Consultants, CEO (2017- present); Managing Vice President of Investments, ICMARC and Manager, Vantagepoint Investment Advisers, LLC (1998-2017)	10	None
Directors and Officers

Directors and Officers
Interested  |  (Unaudited)

Name, Year of Birth and Address (1)	Position(s) Held With Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Mark D. Santero (3) 1961	Director/Trustee, President and Chief Executive Officer	2018-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Homestead Advisers Corp., President, Chief Executive Officer and Director (2018- present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014- 2016)	10	Not Applicable
Danielle C. Sieverling 1971	Chief Compliance Officer	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Chief Compliance Officer, Homestead Advisers Corp. (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, Homestead Financial Services Corp. (2017-Present); Secretary, Homestead Advisers Corp. (2017-2018, 2020-2021); Chief Executive Officer and Director, Homestead Financial Services Corp. (2017-2018); Director, Homestead Financial Services Corp. (2016) Vice President and Director, Homestead Financial Services Corp. (2015-2016); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015)	Not Applicable	Not Applicable
Amy M. DiMauro 1971	Treasurer	2007-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)	Treasurer and Director, Homestead Financial Services Corp. (2006- present); Treasurer and Director, Homestead Advisers Corp. (2010- present); Senior Director, Finance & Accounting—Mutual Funds, NRECA (2014-present); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-2021); Treasurer and Director, Cooperating Insurance Services Co. (2013- present)	Not Applicable	Not Applicable
Jennifer (Laurie) Webster 1963	Chief Operations Officer	2017-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	President and Director, Homestead Financial Services Corp. (2018- present); Chief Operations Officer, Homestead Financial Services Corp. (2017- present); Vice President of Operations and Client Services, Homestead Advisers Corp. (2017-2020); Chief Operations Officer, Homestead Advisers Corp. (2020-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017)	Not Applicable	Not Applicable
Jeremy Sperlazza 1990	Secretary	2021-present	Secretary and Counsel, Homestead Advisers Corp. (2021-present); Counsel, Homestead Financial Services Corp. (2021-present); Associate, Dechert LLP (2015-2021)	Not Applicable	Not Applicable
(1)  The address of each Director/Trustee and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)  Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.
(3)  Mr. Santero is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with Homestead Advisers Corp. and its affiliates.

                Directors and Officers

Other Tax Information (Unaudited)

The following information for the year ended December 31, 2022, is provided pursuant to provisions of the Internal Revenue Code.
The Funds designate the following percentages of dividends declared from net investment income as qualified dividend income for individuals or as dividends received deduction for corporations:
Fund	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
Daily Income Fund	0%	0%
Short-Term Government Securities Fund	0%	0%
Short-Term Bond Fund	0%	0%
Rural America Growth & Income Fund	50%	50%
Stock Index Fund	94%	94%
Value Fund	100%	99%
Growth Fund	0%	0%
International Equity Fund	100%	97%
Small-Company Stock Fund	0%	0%
The Funds designate the following amounts as short-term and long-term capital gains distributed during the year ended December 31, 2022.
Fund	Record Date	Distributions of Short-Term Capital Gains	Distributions of Long-Term Capital Gains
Rural America Growth & Income Fund	6/29/2022	$0.0019	$–
Stock Index Fund	6/29/2022	$0.0086	$0.0913
Stock Index Fund	12/14/2022	$0.0467	$0.0456
Value Fund	6/29/2022	$–	$1.2099
Value Fund	12/14/2022	$0.0018	$2.9848
Growth Fund	6/29/2022	$–	$0.3686
Growth Fund	12/14/2022	$–	$0.3382
International Equity Fund	06/29/2022	$–	$0.0749
International Equity Fund	12/14/2022	$–	$0.1970
Small-Company Stock Fund	6/29/2022	$–	$0.3701
Small-Company Stock Fund	12/14/2022	$–	$0.7911
The International Equity Fund designates $0.0186 per share as foreign taxes paid and $0.1207 per share as income earned from foreign sources.
Other Tax Information

Appendix
S&P 500 Index Master Portfolio

(THIS PAGE INTENTIONALLY LEFT BLANK)

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203
This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: Homestead Financial Services Corp.

Master Portfolio Information as of December 31, 2022	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	6.0%
Microsoft Corp.	5.5
Amazon.com, Inc.	2.3
Berkshire Hathaway, Inc., Class B	1.7
Alphabet, Inc., Class A	1.6
UnitedHealth Group, Inc.	1.5
Alphabet, Inc., Class C	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.2

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	25.5%
Health Care	15.7
Financials	11.5
Consumer Discretionary	9.7
Industrials	8.6
Communication Services	7.2
Consumer Staples	7.1
Energy	5.2
Utilities	3.1
Materials	2.7
Real Estate	2.7
Investment Companies	0.7
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(1.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co.(a)	508,028	$96,774,254
General Dynamics Corp.	204,768	50,804,988
Howmet Aerospace, Inc.	336,170	13,248,460
Huntington Ingalls Industries, Inc.	36,612	8,445,656
L3Harris Technologies, Inc.	174,560	36,345,138
Lockheed Martin Corp.	212,352	103,307,125
Northrop Grumman Corp.	132,361	72,217,485
Raytheon Technologies Corp.	1,343,846	135,620,938
Textron, Inc.	190,018	13,453,274
TransDigm Group, Inc.	46,632	29,361,839

		559,579,157

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b)	107,165	9,812,027
Expeditors International of Washington, Inc.	144,881	15,056,034
FedEx Corp.	218,135	37,780,982
United Parcel Service, Inc., Class B	666,095	115,793,955

		178,442,998

Airlines(a) — 0.2%
Alaska Air Group, Inc.(b)	117,159	5,030,807
American Airlines Group, Inc.(b)	585,790	7,451,249
Delta Air Lines, Inc.	580,557	19,077,103
Southwest Airlines Co.	537,016	18,081,329
United Airlines Holdings, Inc.	296,024	11,160,105

		60,800,593

Auto Components — 0.1%
Aptiv PLC(a)(b)	245,210	22,836,407
BorgWarner, Inc.	218,526	8,795,672

		31,632,079

Automobiles — 1.3%
Ford Motor Co.	3,596,203	41,823,841
General Motors Co.	1,293,432	43,511,053
Tesla, Inc.(a)	2,443,651	301,008,930

		386,343,824

Banks — 3.8%
Bank of America Corp.	6,362,530	210,726,994
Citigroup, Inc.	1,762,692	79,726,559
Citizens Financial Group, Inc.	453,139	17,840,082
Comerica, Inc.	117,856	7,878,674
Fifth Third Bancorp	622,692	20,430,525
First Republic Bank	165,544	20,178,158
Huntington Bancshares, Inc.	1,305,269	18,404,293
JPMorgan Chase & Co.	2,669,073	357,922,689
KeyCorp	846,467	14,745,455
M&T Bank Corp.	159,106	23,079,916
PNC Financial Services Group, Inc.	367,190	57,993,989
Regions Financial Corp.	845,683	18,232,926
Signature Bank	58,578	6,749,357
SVB Financial Group(a)	54,022	12,432,623
Truist Financial Corp.	1,207,213	51,946,375
U.S. Bancorp	1,230,748	53,672,920
Wells Fargo & Co.	3,452,235	142,542,783
Zions Bancorp NA	137,643	6,766,530

		1,121,270,848

Beverages — 1.9%
Brown-Forman Corp., Class B	165,482	10,868,858
Coca-Cola Co.	3,542,445	225,334,926
Constellation Brands, Inc., Class A	146,199	33,881,618

Security	Shares	Value

Beverages (continued)
Keurig Dr. Pepper, Inc.	768,975	$27,421,649
Molson Coors Beverage Co., Class B	172,881	8,906,829
Monster Beverage Corp.(a)	351,162	35,653,478
PepsiCo, Inc.	1,256,081	226,923,593

		568,990,951

Biotechnology — 2.5%
AbbVie, Inc.	1,609,228	260,067,337
Amgen, Inc.	486,866	127,870,486
Biogen, Inc.(a)	132,346	36,649,254
Gilead Sciences, Inc.	1,140,749	97,933,302
Incyte Corp.(a)	169,464	13,611,348
Moderna, Inc.(a)	300,798	54,029,337
Regeneron Pharmaceuticals, Inc.(a)	97,559	70,387,843
Vertex Pharmaceuticals, Inc.(a)	233,416	67,405,873

		727,954,780

Building Products — 0.4%
A O Smith Corp.(b)	117,189	6,707,898
Allegion PLC	79,067	8,322,593
Carrier Global Corp.	768,584	31,704,090
Johnson Controls International PLC	628,013	40,192,832
Masco Corp.	206,583	9,641,229
Trane Technologies PLC	211,437	35,540,445

		132,109,087

Capital Markets — 3.1%
Ameriprise Financial, Inc.(b)	96,884	30,166,771
Bank of New York Mellon Corp.	672,768	30,624,399
BlackRock, Inc.(c)	137,222	97,239,626
Cboe Global Markets, Inc.	97,578	12,243,112
Charles Schwab Corp.	1,389,747	115,710,335
CME Group, Inc., Class A	327,137	55,011,358
FactSet Research Systems, Inc.	34,598	13,881,063
Franklin Resources, Inc.	254,123	6,703,765
Goldman Sachs Group, Inc.	308,300	105,864,054
Intercontinental Exchange, Inc.	508,348	52,151,421
Invesco Ltd.	403,742	7,263,319
MarketAxess Holdings, Inc.	34,777	9,698,957
Moody’s Corp.	143,848	40,078,930
Morgan Stanley	1,200,194	102,040,494
MSCI, Inc.	73,457	34,169,993
Nasdaq, Inc.(b)	309,612	18,994,696
Northern Trust Corp.(b)	189,313	16,752,307
Raymond James Financial, Inc.	175,801	18,784,337
S&P Global, Inc.(b)	303,170	101,543,760
State Street Corp.	332,717	25,808,858
T Rowe Price Group, Inc.	204,367	22,288,265

		917,019,820

Chemicals — 1.9%
Air Products & Chemicals, Inc.	201,870	62,228,446
Albemarle Corp.(b)	107,065	23,218,116
Celanese Corp.	91,453	9,350,155
CF Industries Holdings, Inc.	180,343	15,365,223
Corteva, Inc.	655,008	38,501,370
Dow, Inc.	640,717	32,285,730
DuPont de Nemours, Inc.	455,895	31,288,074
Eastman Chemical Co.	109,209	8,893,981
Ecolab, Inc.	226,421	32,957,841
FMC Corp.	115,005	14,352,624
International Flavors & Fragrances, Inc.	230,742	24,190,991
Linde PLC(a)	450,094	146,811,661
LyondellBasell Industries NV, Class A	230,284	19,120,480

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	312,487	$13,708,805
PPG Industries, Inc.	212,686	26,743,138
Sherwin-Williams Co.	214,725	50,960,684

		549,977,319

Commercial Services & Supplies — 0.5%
Cintas Corp.	78,524	35,463,009
Copart, Inc.(a)	387,194	23,576,243
Republic Services, Inc.	186,337	24,035,609
Rollins, Inc.	207,904	7,596,812
Waste Management, Inc.(b)	342,341	53,706,456

		144,378,129

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	223,067	27,069,180
Cisco Systems, Inc.	3,738,161	178,085,990
F5, Inc.(a)	53,572	7,688,118
Juniper Networks, Inc.	298,689	9,546,100
Motorola Solutions, Inc.	152,225	39,229,905

		261,619,293

Construction & Engineering — 0.1%
Quanta Services, Inc.	130,356	18,575,730

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	56,452	19,079,083
Vulcan Materials Co.	120,321	21,069,410

		40,148,493

Consumer Finance — 0.5%
American Express Co.	545,905	80,657,464
Capital One Financial Corp.	350,354	32,568,908
Discover Financial Services	247,236	24,187,098
Synchrony Financial	410,182	13,478,580

		150,892,050

Containers & Packaging — 0.3%
Amcor PLC	1,352,352	16,106,512
Avery Dennison Corp.	73,900	13,375,900
Ball Corp.	283,963	14,521,868
International Paper Co.	330,052	11,429,701
Packaging Corp. of America	85,537	10,941,038
Sealed Air Corp.(b)	133,957	6,681,775
Westrock Co.	227,684	8,005,369

		81,062,163

Distributors — 0.2%
Genuine Parts Co.	128,003	22,209,801
LKQ Corp.	231,034	12,339,526
Pool Corp.(b)	36,153	10,930,136

		45,479,463

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(a)	1,640,324	506,696,084

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	6,485,711	119,401,939
Lumen Technologies, Inc.	868,348	4,532,777
Verizon Communications, Inc.	3,822,360	150,600,984

		274,535,700

Electric Utilities — 2.1%
Alliant Energy Corp.	227,585	12,564,968
American Electric Power Co., Inc.	468,333	44,468,218
Constellation Energy Corp.	296,360	25,549,196
Duke Energy Corp.	700,785	72,173,847
Edison International	345,218	21,962,769

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	184,105	$20,711,812
Evergy, Inc.	208,077	13,094,286
Eversource Energy	313,551	26,288,116
Exelon Corp.	905,553	39,147,056
FirstEnergy Corp.	491,288	20,604,619
NextEra Energy, Inc.(b)	1,809,156	151,245,441
NRG Energy, Inc.	216,695	6,895,235
PG&E Corp.(a)(b)	1,457,153	23,693,308
Pinnacle West Capital Corp.	101,647	7,729,238
PPL Corp.	674,518	19,709,416
Southern Co.	991,151	70,778,093
Xcel Energy, Inc.	499,491	35,019,314

		611,634,932

Electrical Equipment — 0.6%
AMETEK, Inc.	207,781	29,031,161
Eaton Corp. PLC	362,512	56,896,258
Emerson Electric Co.	538,341	51,713,037
Generac Holdings, Inc.(a)(b)	58,692	5,907,937
Rockwell Automation, Inc.	104,493	26,914,262

		170,462,655

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	542,182	41,281,737
CDW Corp.	122,403	21,858,728
Corning, Inc.	688,556	21,992,479
Keysight Technologies, Inc.(a)	163,103	27,902,030
TE Connectivity Ltd.	291,892	33,509,202
Teledyne Technologies, Inc.(a)(b)	42,839	17,131,744
Trimble, Inc.(a)	223,646	11,307,542
Zebra Technologies Corp., Class A(a)	47,349	12,140,757

		187,124,219

Energy Equipment & Services — 0.4%
Baker Hughes Co.	915,696	27,040,503
Halliburton Co.	828,836	32,614,696
Schlumberger Ltd.	1,287,302	68,819,165

		128,474,364

Entertainment — 1.3%
Activision Blizzard, Inc.	648,382	49,633,642
Electronic Arts, Inc.	241,406	29,494,985
Live Nation Entertainment, Inc.(a)	130,925	9,130,709
Netflix, Inc.(a)	404,748	119,352,090
Take-Two Interactive Software, Inc.(a)	141,989	14,785,315
Walt Disney Co.(a)(b)	1,659,252	144,155,814
Warner Bros Discovery, Inc., Class A(a)	1,999,372	18,954,047

		385,506,602

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	135,351	19,716,580
American Tower Corp.	423,753	89,776,311
AvalonBay Communities, Inc.	126,555	20,441,164
Boston Properties, Inc.	129,325	8,739,783
Camden Property Trust	97,493	10,907,517
Crown Castle, Inc.	394,158	53,463,591
Digital Realty Trust, Inc.	262,877	26,358,677
Equinix, Inc.	82,896	54,299,367
Equity Residential	309,475	18,259,025
Essex Property Trust, Inc.	59,575	12,625,134
Extra Space Storage, Inc.	121,198	17,837,922
Federal Realty Investment Trust	67,063	6,776,046
Healthpeak Properties, Inc.	491,148	12,313,080
Host Hotels & Resorts, Inc.	655,790	10,525,429
Invitation Homes, Inc.	524,791	15,554,805

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.	262,161	$13,068,726
Kimco Realty Corp.	565,139	11,969,644
Mid-America Apartment Communities, Inc.	105,820	16,612,682
Prologis, Inc.	840,292	94,726,117
Public Storage	144,028	40,355,205
Realty Income Corp.	563,686	35,754,603
Regency Centers Corp.	140,786	8,799,125
SBA Communications Corp.(b)	97,725	27,393,295
Simon Property Group, Inc.	298,893	35,113,950
UDR, Inc.	274,319	10,624,375
Ventas, Inc.	359,643	16,201,917
VICI Properties, Inc.	881,221	28,551,560
Vornado Realty Trust	145,493	3,027,709
Welltower, Inc.	423,857	27,783,826
Weyerhaeuser Co.	670,040	20,771,240

		768,348,405

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	403,162	184,043,453
Kroger Co.	589,337	26,272,644
Sysco Corp.	464,696	35,526,009
Walgreens Boots Alliance, Inc.	649,228	24,255,158
Walmart, Inc.	1,284,972	182,196,180

		452,293,444

Food Products — 1.2%
Archer-Daniels-Midland Co.	500,125	46,436,606
Campbell Soup Co.	184,464	10,468,332
Conagra Brands, Inc.	437,146	16,917,550
General Mills, Inc.	542,982	45,529,041
Hershey Co.	132,926	30,781,674
Hormel Foods Corp.	264,660	12,055,263
J M Smucker Co.	97,657	15,474,728
Kellogg Co.	231,570	16,497,047
Kraft Heinz Co.	720,911	29,348,287
Lamb Weston Holdings, Inc.	132,469	11,837,430
McCormick & Co., Inc.	226,760	18,796,136
Mondelez International, Inc., Class A	1,247,417	83,140,343
Tyson Foods, Inc., Class A	263,622	16,410,470

		353,692,907

Gas Utilities — 0.1%
Atmos Energy Corp.	126,610	14,189,183

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,587,386	174,279,109
Align Technology, Inc.(a)	66,161	13,953,355
Baxter International, Inc.	457,033	23,294,972
Becton Dickinson and Co.	259,570	66,008,651
Boston Scientific Corp.(a)	1,302,980	60,288,885
Cooper Cos., Inc.(b)	44,652	14,765,077
Dentsply Sirona, Inc.	193,068	6,147,285
Dexcom, Inc.(a)(b)	351,657	39,821,639
Edwards Lifesciences Corp.(a)(b)	565,119	42,163,529
Hologic, Inc.(a)	225,950	16,903,319
IDEXX Laboratories, Inc.(a)	76,061	31,029,846
Intuitive Surgical, Inc.(a)	321,729	85,370,790
Medtronic PLC	1,209,321	93,988,428
ResMed, Inc.	132,523	27,582,012
STERIS PLC(b)	90,921	16,792,199
Stryker Corp.	306,452	74,924,449

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	43,227	$10,790,756
Zimmer Biomet Holdings, Inc.	190,974	24,349,185

		822,453,486

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	147,401	24,425,820
Cardinal Health, Inc.	238,652	18,345,179
Centene Corp.(a)	515,535	42,279,025
Cigna Corp.	277,701	92,013,449
CVS Health Corp.	1,194,868	111,349,749
DaVita, Inc.(a)(b)	49,430	3,690,938
Elevance Health, Inc.	218,436	112,051,115
HCA Healthcare, Inc.	193,044	46,322,838
Henry Schein, Inc.(a)(b)	125,852	10,051,799
Humana, Inc.	115,183	58,995,581
Laboratory Corp. of America Holdings	80,663	18,994,523
McKesson Corp.	129,091	48,424,616
Molina Healthcare, Inc.(a)	52,923	17,476,233
Quest Diagnostics, Inc.	103,685	16,220,482
UnitedHealth Group, Inc.	851,337	451,361,851
Universal Health Services, Inc., Class B(b)	58,270	8,209,660

		1,080,212,858

Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.(a)	35,314	71,167,598
Caesars Entertainment, Inc.(a)	194,060	8,072,896
Carnival Corp.(a)(b)	898,245	7,239,855
Chipotle Mexican Grill, Inc.(a)(b)	25,328	35,142,347
Darden Restaurants, Inc.	112,171	15,516,614
Domino’s Pizza, Inc.	32,684	11,321,738
Expedia Group, Inc.(a)	137,600	12,053,760
Hilton Worldwide Holdings, Inc.	246,229	31,113,496
Las Vegas Sands Corp.(a)(b)	299,226	14,383,794
Marriott International, Inc., Class A	244,957	36,471,648
McDonald’s Corp.	666,814	175,725,493
MGM Resorts International	297,744	9,983,356
Norwegian Cruise Line Holdings Ltd.(a)(b)	388,617	4,756,672
Royal Caribbean Cruises Ltd.(a)	201,766	9,973,293
Starbucks Corp.	1,044,303	103,594,858
Wynn Resorts Ltd.(a)(b)	94,780	7,816,507
Yum! Brands, Inc.	256,455	32,846,756

		587,180,681

Household Durables — 0.3%
D.R. Horton, Inc.	287,799	25,654,403
Garmin Ltd.	139,008	12,829,048
Lennar Corp., Class A	231,595	20,959,347
Mohawk Industries, Inc.(a)	47,669	4,872,725
Newell Brands, Inc.	341,632	4,468,547
NVR, Inc.(a)	2,735	12,615,406
PulteGroup, Inc.	212,784	9,688,056
Whirlpool Corp.	48,886	6,915,414

		98,002,946

Household Products — 1.6%
Church & Dwight Co., Inc.	220,160	17,747,098
Clorox Co.	112,871	15,839,187
Colgate-Palmolive Co.	759,172	59,815,162
Kimberly-Clark Corp.	307,914	41,799,325
Procter & Gamble Co.	2,157,425	326,979,333

		462,180,105

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	608,757	$17,507,852

Industrial Conglomerates — 0.9%
3M Co.	503,870	60,424,090
General Electric Co.(b)	998,025	83,624,515
Honeywell International, Inc.	613,159	131,399,974

		275,448,579

Insurance — 2.4%
Aflac, Inc.	515,142	37,059,316
Allstate Corp.	241,453	32,741,027
American International Group, Inc.	676,425	42,777,117
Aon PLC, Class A	188,323	56,523,265
Arch Capital Group Ltd.(a)	334,987	21,030,484
Arthur J Gallagher & Co.	191,964	36,192,893
Assurant, Inc.	47,910	5,991,625
Brown & Brown, Inc.	216,073	12,309,679
Chubb Ltd.	377,870	83,358,122
Cincinnati Financial Corp.	145,070	14,853,717
Everest Re Group Ltd.	35,420	11,733,583
Globe Life, Inc.	83,336	10,046,155
Hartford Financial Services Group, Inc.	292,462	22,177,393
Lincoln National Corp.	142,833	4,387,830
Loews Corp.	183,967	10,730,795
Marsh & McLennan Cos., Inc.	454,180	75,157,706
MetLife, Inc.	600,030	43,424,171
Principal Financial Group, Inc.(b)	207,172	17,385,874
Progressive Corp.	532,359	69,052,286
Prudential Financial, Inc.	336,681	33,486,292
Travelers Cos., Inc.	213,355	40,001,929
W R Berkley Corp.	187,309	13,593,014
Willis Towers Watson PLC	99,525	24,341,825

		718,356,098

Interactive Media & Services(a) — 3.9%
Alphabet, Inc., Class A	5,437,945	479,789,887
Alphabet, Inc., Class C	4,820,516	427,724,385
Match Group, Inc.	259,464	10,765,161
Meta Platforms, Inc., Class A	2,047,238	246,364,621

		1,164,644,054

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.(a)	8,066,795	677,610,780
eBay, Inc.	497,210	20,619,299
Etsy, Inc.(a)(b)	115,093	13,785,839

		712,015,918

IT Services — 4.4%
Accenture PLC, Class A	573,638	153,069,564
Akamai Technologies, Inc.(a)	143,866	12,127,904
Automatic Data Processing, Inc.	378,182	90,332,553
Broadridge Financial Solutions, Inc.	107,449	14,412,134
Cognizant Technology Solutions Corp., Class A	468,625	26,800,664
DXC Technology Co.(a)	212,880	5,641,320
EPAM Systems, Inc.(a)	52,068	17,064,766
Fidelity National Information Services, Inc.	540,225	36,654,266
Fiserv, Inc.(a)	578,143	58,432,913
FleetCor Technologies, Inc.(a)	68,149	12,517,608
Gartner, Inc.(a)	71,585	24,062,582
Global Payments, Inc.	246,179	24,450,498
International Business Machines Corp.	822,027	115,815,384
Jack Henry & Associates, Inc.	66,175	11,617,683
Mastercard, Inc., Class A	772,842	268,740,349
Paychex, Inc.	292,419	33,791,940

Security	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.(a)	1,037,905	$73,919,594
VeriSign, Inc.(a)	84,410	17,341,190
Visa, Inc., Class A	1,488,105	309,168,695

		1,305,961,607

Leisure Products — 0.0%
Hasbro, Inc.	116,181	7,088,203

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	269,522	40,333,967
Bio-Rad Laboratories, Inc., Class A(a)	19,866	8,353,454
Bio-Techne Corp.	143,852	11,922,454
Charles River Laboratories International, Inc.(a)	46,558	10,144,988
Danaher Corp.	595,874	158,156,877
Illumina, Inc.(a)	143,492	29,014,082
IQVIA Holdings, Inc.(a)	170,153	34,862,648
Mettler-Toledo International, Inc.(a)	20,370	29,443,817
PerkinElmer, Inc.	114,240	16,018,733
Thermo Fisher Scientific, Inc.	356,586	196,368,344
Waters Corp.(a)	54,191	18,564,753
West Pharmaceutical Services, Inc.	67,210	15,817,874

		569,001,991

Machinery — 1.9%
Caterpillar, Inc.	473,791	113,501,372
Cummins, Inc.(b)	128,825	31,213,009
Deere & Co.	250,053	107,212,724
Dover Corp.	127,781	17,302,825
Fortive Corp.	321,926	20,683,746
IDEX Corp.	68,839	15,718,009
Illinois Tool Works, Inc.	254,498	56,065,909
Ingersoll Rand, Inc.	366,262	19,137,190
Nordson Corp.	49,465	11,758,820
Otis Worldwide Corp.	384,210	30,087,485
PACCAR, Inc.	317,634	31,436,237
Parker-Hannifin Corp.	117,163	34,094,433
Pentair PLC	150,378	6,764,002
Snap-on, Inc.	48,648	11,115,582
Stanley Black & Decker, Inc.	134,067	10,071,113
Westinghouse Air Brake Technologies Corp.	165,252	16,493,802
Xylem, Inc.(b)	163,075	18,031,203

		550,687,461

Media — 0.8%
Charter Communications, Inc., Class A(a)	97,792	33,161,267
Comcast Corp., Class A	3,927,524	137,345,514
DISH Network Corp., Class A(a)(b)	234,973	3,299,021
Fox Corp., Class A	278,201	8,448,964
Fox Corp., Class B	124,777	3,549,906
Interpublic Group of Cos., Inc.	359,717	11,982,173
News Corp., Class A	353,668	6,436,758
News Corp., Class B	114,231	2,106,420
Omnicom Group, Inc.	185,395	15,122,670
Paramount Global, Class B(b)	463,480	7,823,542

		229,276,235

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,302,333	49,488,654
Newmont Corp.	724,983	34,219,197
Nucor Corp.	233,563	30,785,939
Steel Dynamics, Inc.	151,888	14,839,458

		129,333,248

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.5%
Dollar General Corp.	206,627	$50,881,899
Dollar Tree, Inc.(a)	192,863	27,278,543
Target Corp.	419,033	62,452,678

		140,613,120

Multi-Utilities — 0.9%
Ameren Corp.	234,237	20,828,354
CenterPoint Energy, Inc.	569,737	17,086,413
CMS Energy Corp.	262,644	16,633,245
Consolidated Edison, Inc.	324,232	30,902,552
Dominion Energy, Inc.	758,542	46,513,795
DTE Energy Co.	175,345	20,608,298
NiSource, Inc.	375,260	10,289,629
Public Service Enterprise Group, Inc.	451,497	27,663,221
Sempra Energy	286,393	44,259,174
WEC Energy Group, Inc.	286,040	26,819,110

		261,603,791

Oil, Gas & Consumable Fuels — 4.7%
APA Corp.	296,215	13,827,316
Chevron Corp.	1,619,592	290,700,568
ConocoPhillips	1,134,449	133,864,982
Coterra Energy, Inc.	717,837	17,637,255
Devon Energy Corp.	596,876	36,713,843
Diamondback Energy, Inc.	160,876	22,004,619
EOG Resources, Inc.	533,387	69,084,284
EQT Corp.	335,322	11,343,943
Exxon Mobil Corp.	3,749,381	413,556,724
Hess Corp.	254,262	36,059,437
Kinder Morgan, Inc.	1,810,850	32,740,168
Marathon Oil Corp.	578,179	15,651,306
Marathon Petroleum Corp.	426,679	49,661,169
Occidental Petroleum Corp.(b)	661,996	41,699,128
ONEOK, Inc.	404,436	26,571,445
Phillips 66	430,294	44,785,000
Pioneer Natural Resources Co.	217,222	49,611,333
Targa Resources Corp.	205,339	15,092,417
Valero Energy Corp.	356,565	45,233,836
Williams Cos., Inc.	1,111,805	36,578,384

		1,402,417,157

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	211,156	52,389,915

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	1,943,397	139,827,414
Catalent, Inc.(a)	166,156	7,478,682
Eli Lilly & Co.	717,784	262,594,098
Johnson & Johnson	2,380,281	420,476,639
Merck & Co., Inc.	2,305,659	255,812,866
Organon & Co.	229,346	6,405,634
Pfizer, Inc.	5,108,068	261,737,404
Viatris, Inc.	1,097,456	12,214,685
Zoetis, Inc.	426,076	62,441,438

		1,428,988,860

Professional Services — 0.4%
CoStar Group, Inc.(a)	362,069	27,980,692
Equifax, Inc.(b)	110,779	21,531,007
Jacobs Solutions, Inc.	116,520	13,990,557
Leidos Holdings, Inc.	123,695	13,011,477

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.(b)	99,063	$7,313,821
Verisk Analytics, Inc.	142,058	25,061,872

		108,889,426

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	287,647	22,137,313

Road & Rail — 0.9%
CSX Corp.	1,914,077	59,298,105
JB Hunt Transport Services, Inc.	74,860	13,052,590
Norfolk Southern Corp.	210,775	51,939,176
Old Dominion Freight Line, Inc.(b)	82,953	23,540,402
Union Pacific Corp.	559,728	115,902,877

		263,733,150

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(a)	1,469,270	95,164,618
Analog Devices, Inc.	468,268	76,810,000
Applied Materials, Inc.	783,243	76,272,203
Broadcom, Inc.	367,534	205,499,285
Enphase Energy, Inc.(a)	123,589	32,746,141
First Solar, Inc.(a)	90,262	13,520,345
Intel Corp.	3,737,066	98,770,654
KLA Corp.	129,159	48,696,818
Lam Research Corp.	124,667	52,397,540
Microchip Technology, Inc.	504,142	35,415,976
Micron Technology, Inc.	989,782	49,469,304
Monolithic Power Systems, Inc.	40,785	14,421,984
NVIDIA Corp.(b)	2,266,948	331,291,781
NXP Semiconductors NV	235,922	37,282,754
ON Semiconductor Corp.(a)	392,104	24,455,527
Qorvo, Inc.(a)	94,933	8,604,727
Qualcomm, Inc.	1,022,096	112,369,234
Skyworks Solutions, Inc.	147,286	13,422,173
SolarEdge Technologies, Inc.(a)	50,529	14,313,350
Teradyne, Inc.(b)	142,480	12,445,628
Texas Instruments, Inc.	826,273	136,516,825

		1,489,886,867

Software — 8.3%
Adobe, Inc.(a)	423,255	142,438,005
ANSYS, Inc.(a)	78,802	19,037,775
Autodesk, Inc.(a)	198,014	37,002,876
Cadence Design Systems, Inc.(a)	249,661	40,105,543
Ceridian HCM Holding, Inc.(a)(b)	140,965	9,042,905
Fortinet, Inc.(a)	597,872	29,229,962
Gen Digital, Inc.	527,781	11,310,347
Intuit, Inc.	256,732	99,925,229
Microsoft Corp.	6,787,782	1,627,845,879
Oracle Corp.	1,382,521	113,007,267
Paycom Software, Inc.(a)	44,246	13,729,976
PTC, Inc.(a)	96,012	11,525,281
Roper Technologies, Inc.(b)	96,647	41,760,202
Salesforce, Inc.(a)	905,597	120,073,106
ServiceNow, Inc.(a)	183,850	71,383,440
Synopsys, Inc.(a)	139,361	44,496,574
Tyler Technologies, Inc.(a)	38,201	12,316,384

		2,444,230,751

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	54,557	8,021,516
AutoZone, Inc.(a)	17,281	42,618,057
Bath & Body Works, Inc.	208,330	8,779,026

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co., Inc.	184,618	$14,808,210
CarMax, Inc.(a)(b)	143,103	8,713,542
Home Depot, Inc.	932,022	294,388,469
Lowe’s Cos., Inc.	565,099	112,590,325
O’Reilly Automotive, Inc.(a)	56,971	48,085,233
Ross Stores, Inc.	319,841	37,123,945
TJX Cos., Inc.	1,057,047	84,140,941
Tractor Supply Co.	100,461	22,600,711
Ulta Beauty, Inc.(a)	47,022	22,056,609

		703,926,584

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	13,614,100	1,768,880,013
Hewlett Packard Enterprise Co.	1,185,109	18,914,340
HP, Inc.	805,929	21,655,312
NetApp, Inc.	200,639	12,050,378
Seagate Technology Holdings PLC(b)	176,010	9,259,886
Western Digital Corp.(a)	286,151	9,028,064

		1,839,787,993

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	1,150,111	134,574,488
Ralph Lauren Corp.	37,193	3,930,185
Tapestry, Inc.	219,376	8,353,838
VF Corp.	305,300	8,429,333

		155,287,844

Tobacco — 0.7%
Altria Group, Inc.	1,639,015	74,919,376
Philip Morris International, Inc.	1,410,877	142,794,861

		217,714,237

Trading Companies & Distributors — 0.2%
Fastenal Co.	520,118	24,611,984
United Rentals, Inc.(a)(b)	63,522	22,576,989
W.W.Grainger, Inc.(b)	40,977	22,793,456

		69,982,429

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	164,527	25,077,205

Security	Shares	Value

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	543,698	$76,117,720

Total Common Stocks — 99.0% (Cost: $15,214,362,979)		29,261,370,956

Investment Companies

Equity Funds — 0.7%
iShares Core S&P 500 ETF(c)	508,908	195,527,543

Total Investment Companies — 0.7% (Cost: $189,939,829)		195,527,543

Total Long-Term Investments — 99.7% (Cost: $15,404,302,808)		29,456,898,499

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)(e)	304,107,516	304,198,748
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)(d)	113,361,188	113,361,188

Total Short-Term Securities — 1.4% (Cost: $417,426,929)		417,559,936

Total Investments — 101.1% (Cost: $15,821,729,737)		29,874,458,435

Liabilities in Excess of Other Assets — (1.1)%		(329,613,066)

Net Assets — 100.0%		$29,544,845,369

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$129,540,046	$174,660,838	(a)	$—		$(119,553)	$117,417	$304,198,748	304,107,516	$529,751	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,825,864	—		(77,464,676	)(a)	—	—	113,361,188	113,361,188	1,995,867		—
BlackRock, Inc.	110,121,726	11,473,824		(599,256)		(183,383)	(23,573,285)	97,239,626	137,222	2,464,688		—
iShares Core S&P 500 ETF	433,216,628	2,954,719,505		(3,164,439,205)		(7,337,546)	(20,631,839)	195,527,543	508,908	3,060,996		—

						$(7,640,482)	$(44,087,707)	$710,327,105		$8,051,302		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	560	03/17/23	$108,108	$(463,688)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$463,688	$—	$—	$—	$463,688

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(5,630,594)	$—	$—	$—	$(5,630,594)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,380,878)	$—	$—	$—	$(7,380,878)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$139,746,994

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$29,261,370,956	$—	$—	$29,261,370,956
Investment Companies	195,527,543	—	—	195,527,543
Short-Term Securities
Money Market Funds	417,559,936	—	—	417,559,936

	$29,874,458,435	$—	$—	$29,874,458,435

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(463,688)	$—	$—	$(463,688)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2022

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,164,131,330
Investments, at value — affiliated(c)	710,327,105
Cash	130,560
Cash pledged for futures contracts	9,517,800
Receivables:
Securities lending income — affiliated	65,956
Dividends — unaffiliated	25,181,704
Dividends — affiliated	265,453
Prepaid expenses	5,456

Total assets	29,909,625,364

LIABILITIES
Collateral on securities loaned	304,066,304
Payables:
Withdrawals to investors	59,459,673
Investment advisory fees	250,499
Trustees’ fees	61,888
Professional fees	110,499
Variation margin on futures contracts	831,132

Total liabilities	364,779,995

NET ASSETS	$29,544,845,369

NET ASSETS CONSIST OF
Investors’ capital	$15,492,580,359
Net unrealized appreciation (depreciation)	14,052,265,010

NET ASSETS	$29,544,845,369

(a) Investments, at cost — unaffiliated	$15,162,484,039
(b) Securities loaned, at value	$296,259,268
(c) Investments, at cost — affiliated	$659,245,698

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$484,410,508
Dividends — affiliated	7,522,935
Securities lending income — affiliated — net	528,367
Foreign taxes withheld	(2,434,029)

Total investment income	490,027,781

EXPENSES
Investment advisory	3,053,035
Trustees	247,024
Professional	29,992

Total expenses	3,330,051
Less:
Fees waived and/or reimbursed by the Manager	(393,144)

Total expenses after fees waived and/or reimbursed	2,936,907

Net investment income	487,090,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(52,489,847)
Investments — affiliated	(7,640,482)
Futures contracts	(5,630,594)

(65,760,923)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,596,893,866)
Investments — affiliated	(44,087,707)
Futures contracts	(7,380,878)

(6,648,362,451)

Net realized and unrealized loss	(6,714,123,374)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,227,032,500)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$487,090,874	$429,887,939
Net realized gain (loss)	(65,760,923)	297,816,671
Net change in unrealized appreciation (depreciation)	(6,648,362,451)	7,008,302,074

Net increase (decrease) in net assets resulting from operations	(6,227,032,500)	7,736,006,684

CAPITAL TRANSACTIONS
Proceeds from contributions	8,816,188,759	7,697,627,774
Value of withdrawals	(7,533,596,462)	(7,937,321,540)

Net increase (decrease) in net assets derived from capital transactions	1,282,592,297	(239,693,766)

NET ASSETS
Total increase (decrease) in net assets	(4,944,440,203)	7,496,312,918
Beginning of year	34,489,285,572	26,992,972,654

End of year	$29,544,845,369	$34,489,285,572

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(18.13)%	28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.01%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.02%	0.04%

Net investment income	1.60%	1.39%	1.82%	1.95%	1.92%

Supplemental Data
Net assets, end of year (000)	$29,544,845	$34,489,286	$26,992,973	$23,207,958	$17,256,929

Portfolio turnover rate	13%	6%	5%	3%	12%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

Barclays Bank PLC	$ 9,011,198	$(9,011,198)	$—		$—
Barclays Capital, Inc.	317,756	(317,756)	—		—
BNP Paribas SA	82,460,125	(82,460,125)	—		—
BofA Securities, Inc.	12,280,613	(12,280,613)	—		—
Citadel Clearing LLC	6,566,531	(6,566,531)	—		—
Citigroup Global Markets, Inc.	12,618,680	(12,618,680)	—		—
Goldman Sachs & Co. LLC	14,791,319	(14,791,319)	—		—
HSBC Bank PLC	101,567	(101,567)	—		—
J.P. Morgan Securities LLC	44,791,104	(44,791,104)	—		—
Jefferies LLC	212,695	(212,695)	—		—
Morgan Stanley	19,903,906	(19,903,906)	—		—
Natixis SA	1,688	(1,688)	—		—
RBC Capital Markets LLC	28,530,588	(28,530,588)	—		—
Scotia Capital (USA), Inc.	3,301,735	(3,301,735)	—		—
SG Americas Securities LLC	962,488	(962,488)	—		—
State Street Bank & Trust Co.	2,345,460	(2,345,460)	—		—
Toronto-Dominion Bank	51,580,760	(51,580,760)	—		—
UBS AG	583,765	(583,765)	—		—
UBS Securities LLC	2,349,461	(2,349,461)	—		—
Virtu Americas LLC	993,807	(993,807)	—		—
Wells Fargo Bank N.A.	249,096	(249,096)	—		—
Wells Fargo Securities LLC	2,304,926	(2,304,926)	—		—

	$ 296,259,268	$(296,259,268)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $277,016.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $92,186.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $23,942 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $203,850 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements   (continued)

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$211,481,078	$122,905,651	$(33,730,868)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $5,768,293,288 and $3,965,817,339, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$15,724,549,640	$15,227,612,925	$(1,077,704,130)	$14,149,908,795

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	21

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Roland Villacorta 1971	Vice President (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

2.	Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at  www.homesteadfunds.com  or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030.  During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that Julie H. Dellinger, member of the Registrant’s audit committee, qualifies as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Ms. Dellinger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

4.	Principal Accountant Fees and Services.
(a)	Audit Fees[1]

Fiscal Year 2021	$300,781
Fiscal Year 2022	$333,062

(b)	Audit-Related Fees

Fiscal Year 2021	$0
Fiscal Year 2022	$0

(c)	Tax Fees

Fiscal Year 2021	$0
Fiscal Year 2022	$0

(d)	All Other Fees

Fiscal Year 2021	$0
Fiscal Year 2022	$0

(e)(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.
(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f)Not applicable

(g)

The National Rural Electric Cooperative Association paid the Funds’ principal accountant $2,994 and $4,060 in 2022 and 2021 respectively, for consulting services. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of Homestead Advisers Corp., the investment adviser that provided ongoing services to Homestead Funds, Inc. for each of its last two fiscal years.

(h)

Homestead Funds, Inc.’s Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of Homestead Advisers Corp.,  the investment adviser that provided ongoing services to Homestead Funds, Inc. for each of its last two fiscal years.  The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

5.	Audit Committee of Listed Registrants.

Not applicable.

6.	Investments.
(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.
7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

11.	Controls and Procedures.
(a)

Disclosure Controls and Procedures. The Registrant’s principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls  and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported by the filing date,  including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control. There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

12.	Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

13.	Exhibits.
(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(a)(4)Not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: March 7, 2023

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial & Accounting Officer)

Date: March 7, 2023

11

These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.